                       SERVICING RIGHTS PURCHASE AGREEMENT





                                      Among







                          WILSHIRE CREDIT CORPORATION,

                                    LIFE BANK

                                       and

                           LIFE FINANCIAL CORPORATION









                             AS OF JANUARY 31, 2001




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                       SERVICING RIGHTS PURCHASE AGREEMENT

         THIS SERVICING RIGHTS PURCHASE AGREEMENT (this "Agreement") is made and entered into as of January 31, 2001 by and among Life Bank, a federally chartered savings bank ("Seller"), Life Financial Corporation, a Delaware corporation ("LFC" and, together with Seller, the "Seller Parties"), and Wilshire Credit Corporation, a Nevada corporation ("Purchaser").

                                    RECITALS

         A. Seller desires to sell and transfer to Purchaser, and Purchaser desires to acquire from Seller, the servicing rights to certain specified Mortgage Loans (each as defined below).

         B. The purpose of this Agreement is to set forth the terms under which Purchaser will acquire the Servicing Rights to Mortgage Loans from Seller.

         C. LFC owns all the outstanding capital stock of Seller.

         NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth, the parties hereby agree as follows:

                                    AGREEMENT

                             ARTICLE I. DEFINITIONS

         1.1 CERTAIN TERMS USED HEREIN ARE DEFINED IN THIS SECTION OR OTHER PORTIONS OF THIS AGREEMENT. Each term defined shall have the meaning ascribed to it unless the context indicates otherwise. The term "including" means "including without limitation." The following terms as used in this Agreement shall have the following meaning:

         "AFFILIATE" shall mean a Person that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified.

         "AGGREGATE OUTSTANDING PRINCIPAL BALANCE" shall mean, as of any date of determination, the aggregate Outstanding Principal Balance of all Mortgage Loans for which the Servicing Rights will be conveyed to Purchaser as of the Cut-Off Date.

         "ANCILLARY INCOME" shall mean all ancillary income related to or due under the terms of the Mortgage Loans and collected from the Borrower, including without limitation, assumption fees, late charges, bad check charges, telefacsimile fees, commissions on optional insurance premiums, administrative fees, processing fees, property inspection fees, and prepayment penalties.

         "Ancillary Loan Schedule" shall mean a loan schedule setting forth the following information with respect to each Mortgage Loan as of December 31, 2000: (i) the Seller's Mortgage Loan identifying number; (ii) the primary Borrower's name; (iii) the complete address of the Mortgaged Property including the city, state and zip code; (iv) the Outstanding Principal Balance thereof;
(v) the Loan-to-Value Ratio, if


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available; (vi) the Combined Loan-to-Value Ratio, if available; (vii) the
Mortgage Interest Rate as of the Cut-Off Date; (viii) the stated maturity date of the Mortgage Loan; (ix) the due date for payments thereon; (x) the property types, if available, and lien position of the Mortgage based upon the information contained in the related Mortgage Loan File; (xi) a code indicating whether a prepayment charge is applicable to such Mortgage Loan; (xii) the due date of the Mortgage Loan after the most recent payment has been applied and
(xiii) whether such Mortgage Loan is a balloon loan.

         "APPRAISED VALUE" shall mean the value set forth in an appraisal or other indication of value made in connection with the origination or Seller's acquisition of the related Mortgage Loan as the value of the related Mortgaged Property.

         "ASSIGNMENT OF MORTGAGE" shall mean an assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form to the current applicable Investor at the time of the original sale to the Investor, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to an Investor.

         "BEST EFFORTS" shall mean efforts which are reasonably diligent; provided, however, that such efforts do not require Seller or Purchaser, as the case may be, to enter into any litigation, arbitration or other legal or quasi-legal proceeding, nor do they require Seller or Purchaser, as the case may be, to advance or expend fees or sums of money except to the extent specifically set forth in this Agreement.

         "BORROWER" shall mean the Person, or Persons, if more than one, obligated to make payments under the Mortgage Note or any guaranty relating thereto, the mortgagors, trustors of trust deeds and deeds of trust, and the grantors of any security deeds relating to the Mortgage Loans.

         "BUSINESS DAY" shall mean any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions, in the State of California or Oregon are authorized or obligated by law or executive order to be closed.

         "CLOSING DATE" shall mean the later of January 31, 2001 or the date when all Investor consents required hereunder are obtained, other than the consents of RFC, FNMA and FHLMC.

         "COMBINED LOAN-TO-VALUE RATIO" shall mean, with respect to any Mortgage Loan that is not in a first lien position with respect to the related Mortgaged Property, the ratio (expressed as a percentage) of (x) the sum of the (i) outstanding principal amount of the Mortgage Loan as of the Sale Date and (ii) the outstanding principal amount of other senior liens on the related Mortgaged Property as of the time of the origination of the Mortgage Loan to (y) the lesser of (i) the Appraised Value of the Mortgaged Property and (ii) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the Mortgaged Property.

         "CORPORATE ADVANCES" shall mean any and all monies advanced or incurred by Seller from its own funds for the payment of property insurance, taxes, property preservation, property maintenance, attorneys' fees and disbursements, advances to senior lienholders and principal and interest advances for remittances on schedule/schedule or schedule/actual Mortgage Loan remittances to the extent not offset by funds in applicable custodial accounts.

         "CRANSTON-GONZALEZ ACT" shall mean the Cranston-Gonzalez National Affordable Housing Act of 1990, as amended from time to time.

         "CUSTODIAL AGREEMENT" shall mean those agreements governing the retention of the originals of each Mortgage Note, Mortgage, Assignment of Mortgage and other Mortgage Loan Instruments between Seller and one or more Investors, including without limitation, any related fee agreement, all as listed on EXHIBIT D attached hereto.

         "CUT-OFF DATE" shall mean the close of business December 31, 2000 and the date on which all activity as to payment of amounts applicable to the Servicing Rights shall be deemed to have ceased for Seller's benefit and to have commenced for Purchaser's benefit.

         "DEED" shall mean a special or limited warranty deed, with respect to Foreclosed Property, or its equivalent under the law of the state where the Foreclosed Property is located.

         "DUE DATE" shall mean the day of the month on which the Monthly Payment is due on a Mortgage Loan.

         "ESCROW ACCOUNT" shall mean an escrow or impound account maintained for the deposit of Escrow Funds received in respect of one or more Mortgage Loans.

         "FHLMC" shall mean the Federal Home Loan Mortgage Corporation.

         "FNMA" shall mean the Federal National Mortgage Association.

         "ESCROW FUNDS" shall mean any and all Borrower monies held in escrow or impound for the payment of taxes, insurance, private mortgage insurance, attorneys fees or any other purpose in connection with the Mortgage Loans.

         "FORECLOSED PROPERTY" shall mean real property formerly securing a Borrower's obligation under a mortgage loan serviced by Seller as a result of some legal action or proceeding against a Borrower.

         "INSURANCE PROCEEDS" shall mean the insurance proceeds paid to a Borrower as reimbursement for a loss sustained on Mortgaged Property and held by Seller on behalf of such Borrower pending repair or reconstruction of the Mortgaged Property.

         "INTERIM SERVICER" shall mean Seller, in its capacity as servicer of the Mortgage Loans from the Cut-Off Date through the Transfer Date.

         "INTERIM SERVICING PERIOD" shall mean that period which begins on the Cut-Off Date and ends on the Transfer Date, unless extended by agreement between the parties.

         "INVESTOR" shall mean any owner, purchaser or beneficiary of a Mortgage Loan (including a trustee) and/or any proceeds thereof, or any interest in such Mortgage Loan.

         "INVESTOR CONSENTS" shall mean all necessary approvals or consents of Investors required to consummate transfer of the Servicing Rights as contemplated by this Agreement.

         "INVESTOR REQUIREMENTS" shall mean the applicable written rules, regulations, directives and instructions of an Investor, if any, other than the Mortgage Servicing Agreements or Consent Agreements, listed in EXHIBIT B.

         "LEGAL CLAIMS" shall mean any litigation, arbitration, mediation or similar proceedings or any written claim of Borrower arising in connection with any Mortgage Loan.

         "LOAN POOL" shall mean a group of Mortgage Loans that is serviced for an Investor by the Seller or that collateralizes one or more classes of securities which is considered to be aggregated for the purposes of servicing.

         "LOAN-TO-VALUE RATIO" shall mean, with respect to any Mortgage Loan that is in a first lien position with respect to the related Mortgaged Property, the ratio (expressed as a percentage) of the outstanding principal amount of the Mortgage Loan as of the Sale Date to the lesser of (i) the Appraised Value of the Mortgaged Property and (ii) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the Mortgaged Property.

         "MI POLICY" shall mean a policy or certificate of primary mortgage guaranty insurance, lender paid mortgage insurance, borrower paid mortgage insurance, or pool mortgage insurance.

         "MONTHLY PAYMENT" shall mean the scheduled monthly payment of principal and/or interest, and taxes and insurance, if applicable on a Mortgage Loan.

         "MORTGAGE" shall mean, with respect to any Mortgage Loan, the original or a certified copy of a mortgage, deed of trust or other instrument showing the recording information thereon purporting to create a first, second, third or other lien on the related Mortgaged Property including any amendments thereto or modifications thereof.

         "MORTGAGE LOAN(S)" shall mean the loans for which the Servicing Rights are to be sold to Purchaser hereunder as identified in EXHIBIT A, Schedule of Mortgage Loans.

         "MORTGAGE LOAN FILES" shall mean any and all files, insurance documents, agreements, books, papers, ledger cards, reports, computer printouts, imaged documents, magnetic tapes and other documents and records (other than the Mortgage Loan Instruments) relating to any Mortgage Loan or Mortgage Servicing Agreements and maintained by Seller. With regard to imaged documents, Seller, however, only will be required to maintain its current system for at least six months, will make Seller's software supplier and Seller's Employees reasonably available to cooperate with Purchaser to convert the documents to Purchaser's system, but Seller shall not be obligated to spend more than $3,000 in out of pocket costs for such cooperation. Without limitation the files shall include all MI insurance policies or certificates, all current hazard insurance policies, a copy of Seller's master mortgage impairment insurance policy, current flood insurance policies or evidence that flood insurance is not required and a copy of the last premium billings for all insurance policies; all loan collection record files for loans which have been delinquent at any time including collection correspondence, attorney correspondence and property inspections; and all records of foreclosure, bankruptcy, assumptions and pay-off demands.

         "MORTGAGE LOAN IN FORECLOSURE" shall mean a Mortgage Loan with respect to which the Seller has (i) started a proceeding in or out of court to extinguish all rights, title and interest of the owner of the Mortgaged Property to satisfy a lien against it; (ii) been served in such a proceeding by a senior lienholder; or (iii) accelerated the indebtedness by written notice.

         "MORTGAGE INTEREST RATE" shall mean the annual rate of interest accruing on the outstanding principal of a Mortgage Loan.

         "MORTGAGE LOAN INSTRUMENTS" shall mean, with respect to any Mortgage
Loan: (i) the Mortgage Note; (ii) the Mortgage; (iii) any agreement(s) altering, modifying or assuming the Mortgage Note or Mortgage; (iv) the Assignment of Mortgage; (v) all recorded intermediate assignments of mortgage made by holders prior to the current Investor (including any blanket assignments showing recording thereof); and (vi) the title policy.

         "MORTGAGE NOTE" shall mean, with respect to any Mortgage Loan, (i) the original promissory note or lost note affidavit evidenced by a copy of the original promissory note executed by a Borrower and evidencing the Borrower's obligation to make payments of principal and interest, and related obligations, secured by a Mortgage on the Mortgaged Property, (ii) any amendment or modification thereto executed by the Borrower, and (iii) original or copies of all endorsements or note allonges causing a complete chain of title to the current Investor.

         "MORTGAGE SERVICING AGREEMENTS" shall mean all contracts or arrangements pursuant to which Seller services, subservices or master services Mortgage Loans as listed in EXHIBIT B.

         "MORTGAGED PROPERTY" shall mean, with respect to any Mortgage Loan, the real property purportedly securing the Borrower's obligations under each Mortgage Note.

         "OUTSTANDING PRINCIPAL BALANCE" shall mean, with respect to a Mortgage Loan, as of any date of determination, the then principal amount of the related Mortgage Note LESS all principal payments received on or before such date of determination not yet applied to the Mortgage Note.

         "PERMITTED ENCUMBRANCES" shall mean: (i) covenants, conditions and restrictions, rights of way, easements and other matters of public record of a type generally acceptable to lending institutions; and (ii) other matters to which like properties are commonly subject which do not materially interfere with the benefits intended to be provided to the Investor.

         "PERSON" shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

         "PURCHASE PRICE" shall mean the aggregate of the amounts to be paid by Purchaser to Seller for the Servicing Rights to the Mortgage Loans as set forth in Section 3.1 of this Agreement.

         "PURCHASE PRICE PERCENTAGE"  shall mean 1.25%

         "SCHEDULE OF MORTGAGE LOANS" shall mean the schedule of Mortgage Loans listing each Mortgage Loan for which Servicing Rights are to be conveyed by Seller to Purchaser, attached hereto as EXHIBIT A

         "SERVICING FEE" shall mean the compensation which Purchaser shall be entitled to receive from payments made on the Mortgage Loans for its performance of servicing.

         "SERVICING REQUIREMENTS" shall mean the provisions of the Mortgage Servicing Agreements and Investor Requirements which are identified on EXHIBIT B hereto and which set forth the standards and procedures Purchaser shall apply in its servicing of the Mortgage Loans.

         "SERVICING RIGHTS" shall mean, with respect to each Mortgage Loan any and all of the following: (a) all of Seller's rights and obligations to service or subservice the Mortgage Loan arising after the Cut-Off Date; (b) all rights to receive servicing fees, additional servicing compensation (including any accrued but unpaid Servicing Fees, late fees, assumption fees, penalties or similar payments with respect to the Mortgage Loan, and any interest income on any payments or other receipts on or with respect to the Mortgage Loan ), reimbursements or indemnification for servicing the Mortgage Loan, and any payments received in respect of the foregoing and proceeds thereof; (c) the right to collect, hold and disburse escrow payments or other similar payments with respect to the Mortgage Loans and any amounts actually collected with respect thereto (in accordance with this Agreement), and to receive interest income on such amounts to the extent permitted by applicable law; (d) all accounts and other rights to payment related to any of the property described in this paragraph; and (e) possession and use of any and all Mortgage Loan Files pertaining to the Mortgage Loans or pertaining to the past, present or prospective servicing of the Mortgage Loans.

         "TRANSFER DATE" shall mean the date on which actual servicing of the Servicing Rights is transferred to, and assumed by, Purchaser as follows:


-------------------------------------------------------------------------------------------------------------------
         INVESTOR NAME            INVESTOR NUMBER       LIFE BANK        LIFE BANK        TRANSFER DATA TO WFSG
                                                         CUTOFF       SERVICE RELEASE
-------------------------------------------------------------------------------------------------------------------
E-Trade                                 116              2/24/01          2/26/01                 3/1/01
-------------------------------------------------------------------------------------------------------------------
Coastal                                 126              2/28/01           3/1/01                 3/1/01
-------------------------------------------------------------------------------------------------------------------
FNMA                                 10 and 11           2/28/01           3/1/01                 3/1/01
-------------------------------------------------------------------------------------------------------------------
Fidelity                                188              2/28/01           3/1/01                 3/1/01
-------------------------------------------------------------------------------------------------------------------
Lehman (BC1 & BC3)                      124              2/28/01           3/1/01                 3/1/01
-------------------------------------------------------------------------------------------------------------------
RFC                                     103              2/28/01           3/1/01                 3/1/01
-------------------------------------------------------------------------------------------------------------------
FHLMC                                    22              3/15/01          3/16/01                3/19/01
-------------------------------------------------------------------------------------------------------------------
PFF                                     101              3/16/01       3/17/01 manual            3/19/01
-------------------------------------------------------------------------------------------------------------------

                          ARTICLE II. PURCHASE AND SALE

         2.1      PURCHASE AND SALE OF SERVICING RIGHTS.

         Purchaser hereby purchases from Seller, and Seller hereby sells, assigns, transfers, conveys and delivers to Purchaser, all rights, title and interest in and to the Servicing Rights associated with each Mortgage Loan listed on EXHIBIT A accruing after the Cut-Off Date.

         2.2      CONVEYANCE OF SERVICING RIGHTS.

                  (a) Seller, with the execution and delivery of this Agreement, hereby assigns, transfers and conveys to Purchaser, and Purchaser assumes, as of the Cut-Off Date any and all of the Servicing Rights. Seller hereby assigns all Servicing Rights (including all Servicing Agreements with Investors) to Purchaser and Purchaser shall execute and deliver any assumption agreements or supplemental agreements reasonably required by the Servicing Requirements.

                   (b) On the date of execution of this Agreement, Seller shall provide Purchaser with the Ancillary Loan Schedule.

                  (c) On the Closing Date, Seller, at its cost, shall provide Purchaser with all consents received relating to transfer of the Servicing Rights to Purchaser, including all required Investor Consents. Each required Investor Consent shall be reasonably acceptable to Purchaser.

                  (d) Seller will comply with all Servicing Requirements, if any, for transferring the note and mortgage or Foreclosed Property to the Purchaser in connection with the servicing transfer, including without limitation, any FNMA and FHLMC requirements.

         2.3      RECORD TITLE; MORTGAGE LOAN INSTRUMENTS.

                  (a) Within sixty (60) days of the Closing Date, record title to each Mortgage and the related Mortgage Note shall be placed in the name of the Investor or Purchaser. Purchaser shall, with Seller's cooperation, be responsible for coordinating with FNMA and FHLMC to determine in whose name title to their Mortgages should be recorded. Seller shall be responsible for the preparation of (or arranging the preparation of) assignments to the Purchaser and assignments in blank for the Mortgage Loan Instruments and any other instruments and documents that are required to be filed in order to transfer record title of the Mortgage Loans as contemplated hereby. All expenses for preparing (including notarization) and recording any of the aforementioned instruments and documents shall be borne by Seller (for which Seller may seek reimbursement from an Investor if the Investor has agreed to pay such costs). All documents, however, shall be delivered to Purchaser with the applicable filing fees, to be sent by Purchaser for recording.

                  (b) The Mortgage Loan Instruments for each Mortgage Loan shall include the following documents except as provided in the exception report attached hereto as EXHIBIT C.

         Mortgage Loans:

         1.   Original Note or lost note affidavit and indemnity.

         2.   Original endorsement or allonge of note to Investor or blank.

         3. Original Mortgage or copy thereof showing the Mortgage to be recorded with the recording information.

         4. Original or copies of all recorded assignments of the Mortgage showing a clean chain of title to the current Investor or the Purchaser

         5.   Original or copy of title policy.

         Foreclosed Properties:

                  1.    Judgment of foreclosure.

                  2.    Applicable recorded deed to Investor.

         2.4      ASSIGNMENT OF CUSTODIAL AGREEMENTS.

         Seller, with the execution and delivery of this Agreement, does hereby agree to assign, transfer and convey to Purchaser, and Purchaser agrees to assume, as of the Cut-Off Date any and all of Seller's rights and obligations under any and all Custodial Agreements arising after the Cut-Off Date. Seller represents that all Custodial Agreements to which Seller is a signing party for the Mortgage Loans are listed on Exhibit D and such Custodial Agreements have not been modified or amended except as provided in EXHIBIT D. Seller shall pay all fees due, if any, to the Custodian for which Seller is obligated for services performed before the Transfer Date and Purchaser shall pay all fees, if any, due the Custodian for which Purchaser is obligated as a servicer for services performed on or after the Transfer Date.

         2.5      TRANSFER OF SERVICING.

                   (a) TAX SERVICE. For all Mortgage Loans that are, or originally were, first mortgage loans on the respective Mortgaged Property, within five (5) Business Days after the Closing Date, Seller shall provide the Purchaser with "life of loan" transferable Real Estate Tax Service contracts with First American for all Mortgage Loans (including non-escrowed Mortgage Loans) or pay the Purchaser a fee of $35 per Mortgage Loan without such tax contracts.

                  (b) FLOOD CERTIFICATIONS. Within five (5) Business Days after the Closing Date Seller shall provide Purchaser with "life of loan" transferable flood determination/notification services for all Mortgage Loans or pay Purchaser $25 per Mortgage Loan without such service.

                   (c)     NOTICE, APPROVALS, CONSENTS AND FILINGS.

                           (i) Prior to the Closing Date Seller shall have obtained all approvals and consents (other than RFC, FNMA and FHLMC, which Seller shall obtain at least 16 days prior to the respective Transfer Date), given or caused to be given notice, and made or caused to have been made all filings required under applicable law, regulation or order, insurance policies, Servicing Requirements or otherwise with respect to the sale and transfer of the Servicing Rights pursuant to this Agreement and Purchaser shall exercise commercially reasonable efforts to provide Seller with information regarding Purchaser necessary therefor (including assisting Seller in filling out any applicable forms). If any approvals cannot be obtained, Purchaser may terminate this Agreement or may terminate the purchase of the Mortgages for which consent is not obtained, and in any event Seller will reimburse Purchaser $15,000 for its due diligence costs, unless the failure of obtaining an approval is because the new servicers is to be the Purchaser.

                           (ii) On or before that date that is at least 15 days prior to the Transfer Date for an applicable Mortgage, Purchaser and Seller shall each be responsible for their respective requirements for preparing and mailing, in accordance with the relevant provisions of the Cranston-Gonzalez Act, to the Borrower of each Mortgage Loan a letter (in form and substance reasonably acceptable to Purchaser and Seller) advising the Borrower of the transfer of the servicing thereof and the Escrow Account therefor to Purchaser.

                           (iii) Prior to the Transfer Date, Seller shall be responsible for transmitting to any applicable insurance agencies (including primary mortgage guaranty insurers, pool mortgage insurers and hazard and flood insurers) notification of the transfer of the Servicing Rights to Purchaser and instructions to deliver all notices and statements, as the case may be, to Purchaser from and after the Transfer Date.

                           (iv) All expenses for such mailings, transmissions, notices, filings and consents and any applicable transfer fees shall be borne by Seller.

                   (d) MORTGAGE PAYMENTS RECEIVED PRIOR TO TRANSFER DATE. Seller shall apply, or cause to be applied, any and all payments (including any and all Monthly Payments, escrow payments and principal prepayments) received with respect to each Mortgage Loan prior to the Transfer Date in accordance with the Mortgage Loan Instruments and the Servicing Requirements.

                  (e) BOOKS AND RECORDS. On or before the Transfer Date, the books, records and accounts of Seller and the lender with respect to the related Servicing Rights and the Mortgage Loans shall be in accordance with all the Servicing Requirements and generally accepted accounting practices. As of the Cut-Off Date and the Transfer Date, all Loan Pools will be properly balanced and fully funded.

                  (f) PRE-TRANSFER DATE INFORMATION. At least fifteen (15) days prior to the applicable Transfer Date, Seller shall provide Purchaser with all information and electronic boarding information reasonably possible to assist Purchaser to prepare for servicing transfer.

                  (g) DELIVERY OF FILES. On or prior to FEBRUARY 10, 2001, Seller shall forward, or cause to be forwarded, at its expense, to Purchaser all Mortgage Loan Instruments in its possession relating to the FNMA and FHLMC Mortgage Loans and all documents required therefor under Section 2.3(a). The Seller, at its expense, shall cause the Purchaser to receive in Portland, Oregon substantially all of the Mortgage Loan Files and remaining Mortgage Loan Instruments in Seller's possession or control on the Transfer Date. In addition, Seller shall provide a reporting of each Investor's custodian, and Seller will provide Purchaser with any and all exceptions reports received by Seller to date. If, during the course of any inventory of the Mortgage Loan Files and Mortgage Loan Instruments, it shall be discovered that the original of any Mortgage Note (including any original lost note affidavit) is missing, Seller shall execute and place with the other related Mortgage Loan Instruments a lost note affidavit and indemnity, in substantially the form attached hereto as EXHIBIT E.

                   (h) ESCROW AND OTHER PAYMENTS; CORPORATE ADVANCES. Within eight (8) Business Days after the Transfer Date, Seller shall transfer to Purchaser the amount of the Escrow Funds, Servicing Fees, Insurance Proceeds, impound and suspense balances, buydown funds and all loss draft balances, unearned fees, principal and interest payments not paid to the applicable Investor and all other amounts held by Seller with respect to each Mortgage Loan (net of the Interim Servicing Fee due Seller pursuant to Section 4.1(b) and all Ancillary Income collected by Seller and allowed to Seller under Section 4.1(b)). Within two (2) Business Days after the Transfer Date, Seller shall provide Purchaser with an accounting of Escrow Funds, and suspense balances and loss draft balances sufficient to enable Purchaser to reconcile the amount of such payment with the account of each Mortgage Loan. Within eight (8) Business Days after the Transfer Date, Seller and Purchaser shall agree on an accounting statement of unreimbursed Corporate Advances outstanding as of the Transfer Date that are contractually recoverable, which shall include details of each advance, when advanced, and the applicable Mortgage Loan. On the 25th day of each month Purchaser shall pay to Seller an amount equal to the Corporate Advances for which Purchaser has received reimbursement for unreimbursed Corporate Advances listed on the accounting statement during the prior month from the applicable Borrower

                   (i) ELECTRONIC TRANSFER OF INFORMATION. On the Transfer Date and with respect to any information that the Seller has in electronic format, the Seller shall electronically transfer to the Purchaser all information reasonably necessary for Purchaser to service the Mortgage Loans. Without limitation the information shall include

                           (i) An electronic copy of the trial balance reports, in a deconversion format, as of the applicable Transfer Date cut-off which will include: (a) Seller's Loan numbers; (b) Investor's Loan numbers; (c) next payment due dates; (d) unpaid principal balances, and (e) monthly payment breakdowns, including principal and interest, tax and insurance escrows, and mortgage related optional insurance premiums;

                           (ii) A CD containing loan information as of Transfer Date for a tape-to-tape transfer meeting Purchaser's Servicing system requirements. (Details to be worked out before Transfer Date between Seller and Purchaser.)

                   (j) INFORMATION TRANSFER. Unless otherwise provided below, within eight (8) Business Days after the Transfer Date Seller also shall provide Purchaser with the following:

                           (i) A copy of the Investor delinquency reports as of the applicable Transfer Date cut-off;

                           (ii) Complete "principal & interest" and "tax & insurance" account bank reconciliations as of the applicable Transfer Date cut-off;

                           (iii) Complete Loan histories from the inception of the Loan to the applicable Transfer Date cut-off, in electronic form;

                           (iv) A copy of the last escrow analysis for each Loan in hard copy or electronic form;

                           (v) All insurance premium billings theretofore received by Seller for insurance premiums due more than thirty (30) days after the applicable Transfer Date;

                           (vi)     A copy of all tax service contracts
                                    accompanied by a copy of the letter from Seller requesting assignment of the contract to Purchaser, including a listing of the Seller's Loan numbers, matching the insurer's tax contract numbers and matching taxing authorities;

                           (vii) All tax bills theretofore received by Seller for taxes due more than thirty (30) days subsequent to the applicable Transfer Date, with respect to any Loan for which no tax contract exists; and

                           (viii) A listing of all Loans on which mortgage related optional insurance premiums are paid together with the monthly Loan payment, which list shall include the amount of each monthly premium and the name of the insurance company, agent and/or representative.

                           (ix) Copies of all letters from January 1, 2000 to the Transfer Date to Borrowers advising them of interest rate adjustments under adjustable rate Mortgage Loans or an original affidavit specifying a form letter sent to a Borrower for this purpose, a copy of the form and the date sent.

                  (k) RECONCILIATION. Seller shall, within eight (8) Business Days after the Transfer Date, reconcile all balances and accounts and make any monetary adjustments reasonably required by Purchaser. Without limitation Seller shall provide a loan level reconciliation of scheduled balances and advances (including principal and interest), and all custodial balances in the format of EXHIBIT F. Any such monetary adjustments will be transferred between Seller and Purchaser as appropriate.

                  (l) MORTGAGE PAYMENTS AND SERVICING FEES RECEIVED AFTER TRANSFER DATE. Within one (1) Business Day after receipt thereof, Seller, at its expense, shall forward to Purchaser by one-day overnight mail any and all payments and Servicing Fees received by it after the Transfer Date with respect to the Mortgage Loans.

                  (m) MISAPPLIED PAYMENTS. Misapplied payments shall be processed as follows:

                           (i) The parties shall cooperate in correcting misapplication errors;

                           (ii) The party receiving notice of misapplied payment occurring prior to the Transfer Date and discovered after the Transfer Date shall immediately notify the other party and shall accompany such notification with a copy of the applicable cancelled check or similar supporting documentation (unless the other party is the party that has access to such documentation);

                           (iii) If a misapplied payment which occurred prior to the Transfer Date cannot be identified and such misapplied payment has resulted in a shortage in a Custodial Account or Escrow Account, Seller shall be liable for the amount of such shortage, provided Purchaser provides Seller reasonable evidence that Seller received such payment or Seller's records reasonably provide such evidence. Seller shall reimburse Purchaser for the amount of such shortage after receipt of a written demand, accompanied by a notice therefor from Purchaser;

                           (iv) If a payment was misapplied prior to the Transfer Date and has created an inaccuracy in the Purchase Price paid as the result of an inaccurate outstanding principal balance of a Mortgage Loan, a check shall be issued to the party shorted by the improper payment application after notice thereof from the other party;

                           (v) Any check issued pursuant to this Section shall be accompanied by a statement indicating the corresponding Seller and/or the Purchaser Mortgage Loan identification number and an explanation of the allocation of any such payments; and

                           (vi) Seller shall advance funds to reconcile any misapplied payment occurring prior to the Transfer Date brought to Seller's attention that cannot be reconciled within twenty (20) days after notification in the case of a shortage to a Borrower's loan account status.

                  (n) NSF CHECKS. If a payment which was tendered prior to the Transfer Date is returned unhonored by the Borrower's bank, the parties will cooperate in identifying and debiting the appropriate loan account. The Purchaser will be responsible for collecting said funds from the Borrower.

                  (o) IRS FORMS. If permitted by applicable law, Purchaser shall file all Internal Revenue Service Forms 1098 and 1099(a) or (c), where applicable, which are required by the Internal Revenue Service to be filed as a result of events occurring after the Transfer Date, not later than the date on which such forms are required by law to be filed in relation to the servicing and ownership of the Mortgage Loans. Seller shall cooperate with Purchaser as reasonably requested in the preparation of such forms. Seller shall similarly file all such forms which are required by the Internal Revenue Service to be filed as a result of events occurring prior to the Transfer Date when such filings are required.

         2.6 PENDING LEGAL CLAIMS. With respect to any Mortgage Loan which is, as of the Sale Date, the subject of Legal Claims, Seller hereby assigns its claims and rights with respect to such proceedings to Purchaser, effective on the Cut-Off Date. Purchaser and Seller agree to cooperate and use their Best Efforts, at Seller's expense, within sixty (60) days after the Closing Date, to (as applicable): (i) notify the Clerk of the Court and all counsel of record in each such proceeding of the transfer (for purposes of collection only) of the Mortgage Loan from Seller to Purchaser; (ii) file pleadings to relieve Seller's counsel of record from further responsibility in such proceedings (unless said counsel has agreed to represent Purchaser in such proceedings at Purchaser's expense); and (iii) remove Seller as a party in such proceedings and substitute Purchaser as the party-in-interest, and change the caption thereof accordingly. In connection therewith, after the Closing Date, Purchaser shall have sole responsibility to determine the appropriate direction and strategy for all Legal Claims.

         2.7 ADJUSTMENTS. Errors or omissions in computing adjustments at the Cut-Off Date or the Transfer Date shall be corrected within a reasonable time following the Transfer Date. The party benefiting from the error or omission shall, after such error or omission is brought to its attention, pay to the other party an amount sufficient to correct the error.

         2.8 RETENTION OF RECORDS. Purchaser, for the benefit of Seller, shall make available files and other documentation, or imaged copies thereof, as may be reasonably requested by Seller for the purpose of audits of other federal requirements. Required retention periods will be per federal regulations.

                           ARTICLE III. PURCHASE PRICE

         3.1 CALCULATION OF THE PURCHASE PRICE. The Purchase Price with respect to the Servicing Rights shall be an amount equal to (i) the Aggregate Outstanding Principal Balance as of December 31, 2000 after deducting the amount of the Outstanding Principal Balance of Mortgage Loans that, as of December 31, 2000, are (a) ninety (90) days or more delinquent; (b) currently the subject of Legal Claims (other than bankruptcy proceedings); (c) in bankruptcy and as to which the Borrower has not made the last 2 our of 3 payments due preceding the Cut-Off Date; and (d) a Mortgage Loan in Foreclosure; multiplied by (ii) the Purchase Price Percentage.

         3.2 PAYMENT OF THE PURCHASE PRICE. Purchaser shall pay to Seller the Purchase Price as follows:

                  (a) Ten percent (10%) upon execution of the Agreement which will be refunded to Purchaser if the Closing Date does not occur prior to February 9, 2001.

                  (b) Twenty percent (20%) on the Closing Date.

                  (c) Forty percent (40%) on the Transfer Date.

                  (d) Twenty percent (20%) no later than five (5) days after the Seller has received 95% of the documents required by Sections 2.3, 2.4, and 2.5, and otherwise substantially complied with the other performance requirements of such sections.

                  (e) Five percent (5%) on the earlier of (i) 30 days after payment under 3.2(d) above and (ii) the date the Seller has delivered (a) all outstanding mortgage documents (b) all outstanding Mortgage Files, (c) all trailing Mortgage Loan Instruments and documents required by Section 2.3, and
(d) sufficient documentation that allows Purchaser to reconcile all accounting matters (the "Holdback Items").

                  (f) Five percent (5%) on the date the Seller has delivered all the Holdback Items.

                  (g) The Purchaser may withhold any amounts owed to the Seller and may set off any funds in the Purchaser's possession against the Seller's outstanding obligations under the Agreement.

                   ARTICLE IV. SERVICING OF THE MORTGAGE LOANS

         4.1      INTERIM SERVICING.

                  (a) SELLER TO ACT AS INTERIM SERVICER. From the Cut-Off Date until the Transfer Date, Seller shall service the Mortgage Loans, or cause them to be serviced: (a) in compliance with the Mortgage Loan documentation and all applicable laws and regulations, insurer requirements and Servicing Requirements; and (b) with the customary and usual standards of Seller prior to the Closing Date. From the date of this Agreement until the Transfer Date, Seller shall not foreclose, modify or compromise any of the Mortgage Loans without the written consent of Purchaser. In its capacity as Interim Servicer, Seller shall make any and all remittances to Investors, as appropriate, in accordance with the related Servicing Requirements and the terms of any tri-party agreements which may be entered into by and among Seller, Purchaser and any Investor. With respect to such tri-party agreements, if any, Seller shall use its Best Efforts to assure that the related Investor acquiesces to such interim servicing by Seller. Prior to the Transfer Date, Seller shall pay all amounts of Corporate Advances (other than monthly premiums due for private mortgage insurance) and other invoices related to servicing the Mortgage Loans, that will come due within 45 days of the Transfer Date if Seller has received an invoice for such amount prior to the Transfer Date, provided, however, Seller shall only have to pay insurance premium billings and taxes due within thirty
(30) days of the Transfer Date. Within five (5) Business Days after reconciliation of Corporate Advances after the last Transfer Date, Purchaser shall reimburse Seller for Corporate Advances and such other invoices made after December 31, 2000.

                  (b) INTERIM SERVICING FEE. In its capacity as Interim Servicer, Seller shall be entitled to receive from Purchaser, with respect to the Mortgage Loans serviced by Seller on behalf of Purchaser pursuant to this
Section 4.1, a servicing fee in an amount equal to: (i) Eight Dollars ($8.00) per Mortgage Loan as of the first day of each month for each month of the Interim Servicing Period, with the fee to be prorated for the actual number of days elapsed for the months in which the Interim Servicing Period begins and ends, if not on the first and last days of such months, respectively; plus (ii) all Ancillary Income collected relating to such Mortgage Loans other than prepayment fees. Prior to transmitting Servicing Fees to Purchaser pursuant to
Section 2.5, Seller may deduct the interim servicing fee and such Ancillary Income due to Seller pursuant to this Section 4.1(b).

         4.2 NO SOLICITATIONS. Seller Parties shall not directly or indirectly solicit a refinance of any Mortgage Loan, nor will Seller Parties directly or indirectly assist or be employed by or participate with any other Person in soliciting a refinance of a Mortgage Loan or otherwise solicit a mortgagor or borrower in connection with any mortgage loan. Seller Parties shall not directly or indirectly solicit an Investor with respect to the Servicing Rights, nor will Seller Parties directly or indirectly assist or be employed by or participate with any other Person in soliciting the

Servicing Rights or otherwise solicit a mortgagor in connection with the Servicing Rights. For purposes of this prohibition, advertising directed to the general public, including mass mailings based upon commercially acquired mailing lists shall not be deemed a solicitation prohibited hereby.

         4.3 LIMITED POWER OF ATTORNEY. Upon expiration of the Interim Servicing Period, Seller hereby irrevocably appoints Purchaser, or its assigns, its limited attorney-in-fact with full power of substitution for, and on behalf of Seller, and in its name, to endorse any checks, instruments or other papers; to complete, execute, deliver and record any assignment; to take all necessary and appropriate action in its name with respect to any Servicing Rights transferred to Purchaser hereunder; and to sign Seller's name wherever appropriate relating to the Servicing Rights in connection with the power granted by this Section. On the transfer date, Seller will provide Purchaser with 50 original signed copies of a power of attorney in the form of EXHIBIT G. This limited power of attorney is solely intended to transact business related to Purchaser's ownership of the Servicing Rights.

         4.4 CUSTODIANSHIP. Seller, from the date of this Agreement until actual delivery to Purchaser, shall hold the Servicing Rights and all proceeds thereof received after the Cut-Off Date in trust for Purchaser pursuant to this Agreement.

                    ARTICLE V. REPRESENTATIONS AND WARRANTIES

         5.1      REPRESENTATIONS AND WARRANTIES OF PURCHASER.

         Purchaser hereby makes the following representations and warranties to each Seller Party as of the date of this Agreement:

                   (a) Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has all material licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by Purchaser and Purchaser's ownership of the Servicing Rights purchased by it hereunder, or is otherwise exempt under applicable law from such licensing or qualification. Purchaser is an approved FNMA/FHLMC servicer.

                  (b) Purchaser has all requisite corporate power and authority to execute, deliver and perform this Agreement. All necessary corporate action has been taken to authorize Purchaser, and the officers or representatives acting on Purchaser's behalf, to execute, deliver and perform Purchaser's obligations under this Agreement.

                  (c) The execution and delivery of this Agreement by Purchaser, and the performance by Purchaser of its obligations hereunder, do not and will not conflict with or result in, as the case may be, a breach of any of the terms of Purchaser's charter or bylaws or any provisions of any law, order, writ, judgment, injunction or decree to which Purchaser or its property is subject.

                  (d) Purchaser has duly executed and delivered this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by each Seller Party, constitutes a legal, valid and binding obligation of Purchaser enforceable against Purchaser according to its terms, except as such enforcement may be limited by bankruptcy, reorganization, insolvency, receivership, moratorium or other laws relating to the rights of creditors generally, and by general equity principles and public policy (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                   (e) Purchaser has available to it all funds necessary to satisfy all of its obligations hereunder, including the obligation to purchase the Servicing Rights pursuant to this Agreement on the terms and conditions set forth herein.

         5.2 REPRESENTATIONS AND WARRANTIES OF SELLER - GENERAL. Seller hereby represents and warrants to and covenants with Purchaser, as of the date of this Agreement and as of the Closing Date and as of the Transfer Date, as follows:

                  (a) Seller is a federal savings bank duly organized and validly existing in good standing under the laws of the United States, and has all material licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by Seller, or is otherwise exempt under applicable law from such licensing or qualification.

                  (b) Seller has all requisite corporate power and authority to execute, deliver and perform its obligation under this Agreement. All necessary corporate action has been taken to authorize Seller, and the officers or representatives acting on its behalf, to execute, deliver and perform Seller's obligations under this Agreement.

                  (c) The execution and delivery of this Agreement by Seller, and the performance by it of its obligations hereunder, do not and will not conflict with or result in, as the case may be, a breach of any of the terms of Seller's certificate of incorporation or bylaws or any provisions of any law, order, writ, judgment, injunction or decree to which Seller or its property is subject.

                  (d) The execution and delivery of this Agreement by Seller, and the performance by it of its obligations hereunder, do not and will not conflict with or result in, as the case may be, a breach of any of the terms of or constitute a default under any material indenture or loan or credit agreement or any other material agreement or instrument to which Seller is a party or by which it or its property may be affected.

                  (e) Seller has duly executed and delivered this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by Purchaser, constitutes a legal, valid and binding obligation of Seller enforceable against Seller according to its terms, except as such enforcement may be limited by bankruptcy, reorganization, insolvency, receivership, moratorium or other laws relating to the rights of creditors generally, and by general equity principles and public policy (regardless of whether such enforcement is commenced in a proceeding in equity or at law).

                   (f) No consent, approval, authorization or order of any Person is required for the execution, delivery and performance by Seller of or compliance by Seller with this Agreement, the sale of the Servicing Rights to Purchaser or the consummation of the other transactions contemplated by this Agreement except for those Persons from whom consents will have been obtained and provided to Purchaser prior to the Closing Date.

         5.3 REPRESENTATIONS AND WARRANTIES OF SELLER AS TO EACH MORTGAGE LOAN.
(a) Seller represents and warrants to Purchaser as of the date of this Agreement and as of the Transfer Date with respect to each Mortgage Loan as to which the Servicing Rights are purchased by Purchaser:

                  (a) The information set forth on EXHIBIT A and the Ancillary Loan Schedule is true and correct in all material respects as of the date specified thereon. The Mortgage Loan balance does not include any capitalized advances or other amounts.

                  (b) As of the Closing Date Seller is the sole owner of the Servicing Rights for such Mortgage Loan. The Servicing Rights have not been assigned or pledged, and Seller has marketable title to the Servicing Rights, and has full right to transfer and sell the Servicing Rights to Purchaser free and clear of any lien, encumbrance, pledge or charge, and has full right and authority subject to no interest, or agreement with, any other party, to sell and assign the Servicing Rights pursuant to this Agreement, and after the transfer and sale of Servicing Rights to Purchaser, Purchaser will have marketable title to the Servicing Rights free and clear of any lien, encumbrance, pledge or charge.

                  (c) The related Mortgage Note, related Mortgage and other agreements executed in connection therewith are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable against such maker in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles and public policy (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (d) Neither Seller, nor to Seller's knowledge any holder or prior servicer of the Mortgage Loan, has modified the related Mortgage or Mortgage Note in any material respect, or satisfied, canceled or subordinated so as to materially affect the value of the underlying collateral such Mortgage or Mortgage Note, in whole or in part, or released all or any material portion of the Mortgaged Property from the lien of the Mortgage, or executed any instrument of release, cancellation or satisfaction.

                  (e) No right of rescission, set off, counterclaim, or defense, including the defense of usury, has been asserted in writing in respect of the Mortgage Loan by or on behalf of the applicable Borrower.

                  (f) Each Mortgage Loan has been serviced, collected and otherwise dealt with in compliance with all federal and state laws and regulations, including the Truth in Lending Act (TIL), the Real Estate Settlement and Procedures Act (RESPA), the Equal Credit Opportunity Act (ECOA), and applicable debt collection acts and no Borrower has any claim, defense, set-off or counterclaim arising from acts or omissions of Seller or of prior servicers, including any claims arising from the placement of forced placed insurance.

                  (g) The Mortgage Loan has closed and the proceeds of the Mortgage Loan have been fully disbursed, and there is no requirement for future advances thereunder.

                  (h) If the Mortgage Loan provides for Escrow Accounts, all Escrow Funds information (as disclosed or contained in the Mortgage Loan Files) with respect to such Mortgage Loan, including balances and disbursements, is true and correct in all material respects.

                  (i) Neither credit life nor disability insurance is required as a part of the Mortgage Loan and, to Seller's knowledge, no such insurance is included as part of the amount financed of such Mortgage Loan.

                  (j) Seller and any prior servicer of the Mortgage Loan have complied in all material respects with applicable federal, state and local law regarding mortgagors' rights and the commencement and prosecution of foreclosure proceedings.

                  (k) Seller has performed all material obligations to be performed by it under any Servicing Requirements. Seller has serviced the Mortgage Loan and has kept and maintained books and records in connection therewith, all in material accordance with Servicing Requirements, and Seller has remitted to each Investor all distributions to which it is entitled under the relevant Servicing Requirements. Without limitation all adjustable rate Mortgage Loans have been adjusted correctly. There are no shortages in any shortage/surplus account for FHMA or FHLMC Loan Pools. Seller has complied with all representations and warranties it has made to any Investor as servicer of the Mortgage Loans as of the date of such representations and warranties.

                  (l) All waivers, consents, estoppels and approvals of Investors required in connection with the transactions contemplated in this Agreement have been obtained.

                  (m) Seller has complied with all material obligations under the Custodial Agreements and Servicing Requirements in respect thereof, including the payment of any and all fees due and payable to the Custodians.

                  (n) Except as disclosed in Schedule 5, under the Servicing Rights, Purchaser will not be subject to liability or recourse by Investors for losses in connection with the liquidation of a Mortgage Loan, Borrower defaults or repurchase obligations upon the occurrence of non-payment or other events. Seller Parties, jointly and severally, will be responsible for such liability or recourse arising from Seller's origination of any Mortgage Loans.

                  (o) If included in a Loan Pool, the Mortgage Loan meets all eligibility requirements for inclusion in such Loan Pool. The Servicing Rights in respect of each Loan Pool are eligible under applicable law and Servicing Requirements to be transferred to Purchaser.

                  (p) Any custodial accounts maintained pursuant to a Custodial Agreement and Escrow Account in respect of such Mortgage Loan are maintained by Seller in accordance with applicable law, the terms of the Mortgage Loans and the Servicing Requirements related thereto. The Escrow Funds required by the Mortgage which have been paid to Seller for the account of the Borrower are on deposit in the appropriate Escrow Account. All funds received by Seller in connection with the Mortgage Loan have been deposited in the appropriate custodial account or Escrow Account, and all such funds have been applied to reduce the principal balance of the Mortgage Loan in question, or for reimbursement of repairs to the Mortgaged Property or as otherwise required by applicable law and the Servicing Requirements.

                  (q) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by Purchaser or the related Investor to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Borrower.

                  (r) Seller has complied with all obligations under all applicable insurance contracts, including any MI Policy and any pool insurance with respect to, the failure to comply with which would materially and adversely affect the Mortgage Loans, the Loan Pools and the Servicing Rights, taken as a whole. Seller has not taken any action or failed to take any action which would cause the cancellation of or otherwise affect any of such insurance or guaranty contracts.

                  (s) To the extent required by each Investor, the Mortgage Loan is insured by a mortgage insurer acceptable to the applicable Investor as to payment defaults by a MI Policy. All provisions of such MI Policy have been and are being complied with and all premiums due thereunder have been paid. If applicable, the Mortgage Loan subject to a MI Policy obligates the Borrower thereunder to maintain the MI Policy and to pay all premiums and charges in connection therewith.

                  (t) Except as disclosed on Schedule 5, there are no Foreclosed Properties that Purchaser is required to service under the Mortgage Servicing Agreements. The Foreclosed Properties disclosed on Schedule 5 are owned by the applicable Investor as a result of a valid and properly held foreclosure proceeding.

                  (u) There are no Servicing Requirements or Custodial Agreements relating to the Mortgage Loans other than those listed on EXHIBITS B AND D. The Mortgage Servicing Agreements and Custodial Agreements are in the form previously delivered to the Purchaser. Seller has provided Purchaser with all material information that it has regarding the Servicing Rights and that would affect the value thereof and all such information provided is materially correct. None of the Servicing Agreements can be terminated without cause.

                  (v) All Corporate Advances are contractually recoverable from the Borrower and under the Mortgage Servicing Agreements and no advances are required to be made except as set forth in the Mortgage Servicing Agreements.

                  (w) The average mortgage loan balance, the geographic distribution, the weighted average interest rates, the weighted average servicing fees, the late fee assessments and collections, the prepayment penalty information and collections and the delinquency profile regarding the Mortgage Loans contained in the October 2000 data tape are true and accurate in all material respects as of the date of such data tape.

                  (x) Except as noted in the exception report specified in EXHIBIT C, the Mortgage Loan Instruments include the documents identified in
Section 2.3(b). All the Mortgage Loan Instruments are held by the applicable Investors or custodians as specified in EXHIBIT C.

                  (y) Except as disclosed in the exceptions report in Schedule 5, each Mortgage Loan is covered by either: (i) a mortgage title insurance policy or other generally acceptable form of insurance policy; or (ii) an attorney's opinion of title, lender's title policy or binder or other assurance of title that would be acceptable under applicable law and customary in the relevant jurisdiction. To the extent the same are transferable, all of Seller's rights under such policies, opinions, filings or other instruments shall be deemed to be transferred and assigned to Purchaser upon sale and assignment of the Servicing Rights hereunder.

                  (z) Except with respect to Mortgage Loans covered by creditor initiated insurance, the related Mortgaged Property will be covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage representing coverage not less than the lesser of: (i) the Outstanding Principal Balance of the related Mortgage Loan (together, with the outstanding principal balance secured by any senior lien) and (ii) the minimum amount required to compensate for damage or loss of the Mortgaged Property on a replacement cost basis.

                  (aa) There is no event of acceleration existing under the related Mortgage or the related Mortgage Note for which a prudent servicer servicing in accordance with mortgage loan servicing standards and procedures generally acceptable to prudent institutional mortgage lenders would institute foreclosure or other legal proceedings.

                  (bb) The related Mortgage is a valid and enforceable first, second, third or other lien on the related Mortgaged Property, as disclosed on the Schedule of Mortgage Loans, free and clear of all encumbrances and liens having priority thereover except for: (i) liens for real estate taxes and special assessments not yet delinquent, where such Loans are impounded for the payment of such taxes and assessments, and such liens are not more than one year delinquent where such Loans are not impounded for taxes and assessments. (ii) covenants, conditions, restrictions, rights of way, easements and other matters of public record as of the date of recording of such mortgage; (iii) Permitted Encumbrances; (iv) other matters which do not materially interfere with the value or benefits of the security intended to be provided by such Mortgage; and
(v) in the case of any Mortgage Loan which the Schedule of Mortgage Loans shows to be secured by a second, third or other lien, subject only to one or more senior liens, as applicable, on such Mortgaged Property.

                  (cc) Seller has no knowledge of the commencement of any condemnation or eminent domain proceedings affecting any Mortgaged Property.

                  (dd) Except as disclosed in EXHIBIT A and the Ancillary Mortgage Schedule, each Mortgage Note provides for a schedule of monthly payments which are sufficient to amortize fully the principal balance of such Mortgage Note on or before its maturity date except for the possibility of not more than two COFI loans.


         5.4 REPRESENTATIONS AND WARRANTIES OF LFC. LFC hereby represents and warrants to and covenants with Purchaser, as of the date of this Agreement and as of the Closing Date and as of the Transfer Date, as follows:

                  (a) LFC is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, and has all licenses necessary to carry on its business as now being conducted.

                  (b) LFC has all requisite corporate power and authority to execute, deliver and perform its obligation under this Agreement. All necessary corporate action has been taken to authorize LFC, and the officers or representatives acting on its behalf, to execute, deliver and perform LFC's obligations under this Agreement.

                  (c) The execution and delivery of this Agreement by LFC, and the performance by it of its obligations hereunder, do not and will not conflict with or result in, as the case may be, a breach of any of the terms of LFC's certificate of incorporation or bylaws or any provisions of any applicable law, order, writ, judgment, injunction or decree to which LFC or its property is subject.

                  (d) The execution and delivery of this Agreement by LFC, and the performance by it of its obligations hereunder, do not and will not conflict with or result in, as the case may be, a breach of any of the terms of or constitute a default under any material indenture or loan or credit agreement or any other material agreement or instrument to which LFC is a party or by which it or its property may be affected.

                  (e) LFC has duly executed and delivered this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by Purchaser, constitutes a legal, valid and binding obligation of LFC enforceable against LFC according to its terms, except as such enforcement may be limited by bankruptcy, reorganization, insolvency, receivership, moratorium or other laws relating to the rights of creditors generally, and by general equity principles and public policy (regardless of whether such enforcement is commenced in a proceeding in equity or at law).

                  (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by LFC of or compliance by LFC with this Agreement or the performance by LFC of its obligations under this Agreement or, if required, any such consent, approval, authorization or order has been or will be obtained prior to the Sale Date.

         5.6 BROKERS. Except for listing agreements for Foreclosed Properties in the similar form and content of Schedule 5.6 attached hereto, no Party has agreed to pay any fee or commission to any agent, broker, finder, or other Person for or on account of service rendered as a broker or finder in connection with this Agreement or the transactions contemplated hereby which would give rise to any valid claim against the other party for any brokerage commission or finder's fee or like payment.

                           ARTICLE VI. INDEMNIFICATION

         6.1 SELLER'S OBLIGATION TO INDEMNIFY. From and after the Cut-Off Date, the Seller Parties hereby jointly and severally agree to be directly liable for and defend, indemnify, and hold harmless Purchaser and its affiliates, and their respective employees, agents and representatives (collectively, "Purchaser Indemnitees"), from and against any and all, liabilities, judgments, damages, claims, demands, reasonable costs, expenses (including necessary and reasonable legal fees and expenses) and losses (each, a "Claim") suffered or incurred by reason of (i) any representation or warranty made by either Seller Party in this Agreement having been untrue in any material respect when made or deemed made,
(ii) the breach by either Seller Party of any covenant or agreement made by it herein, or (iii) any act or omission in the origination or servicing of the Mortgage Loans on or prior to the Transfer Date. Without limitation, if Purchaser is required to purchase a Mortgage Loan from an Investor arising from any act or omission prior to the Transfer Date, or if Purchaser is required to repurchase a Mortgage Loan because of a default under the Mortgage Loan, Seller Parties will repurchase such Mortgage Loan from Purchaser, provided that if Purchaser has caused the value or collectability of the Mortgage Loan to be materially impaired, Seller Parties shall not be required to repurchase the Mortgage Loan unless the impairment is cured or the price is reduced to reflect the impaired value or collectability. If Purchaser does not provide reasonable notice to Seller of any claim, Seller Parties shall not be obligated to pay Purchaser for costs that reasonably could have been avoided by Seller had such notice been provided.

         6.2 PURCHASER'S OBLIGATION TO INDEMNIFY. From and after the Closing Date, Purchaser hereby agrees to defend, indemnify, and hold harmless each of the Seller Parties and their respective affiliates, employees, agents and representatives (collectively, "Seller Indemnitees"), from and against any and all Claims suffered or incurred by reason of (i) any representation or warranty made by Purchaser in this Agreement having been untrue in any material respect when made or deemed made, (ii) the breach by Purchaser of any covenant or agreement made by it herein, or (iii) any act or omission in the servicing of the Mortgage Loans after the Transfer Date. If Seller Parties do not provide reasonable notice to Purchaser of any claim, Purchaser shall not be obligated to pay Seller Parties for costs that reasonably could have been avoided by Purchaser had such notice been provided.

         6.3 INDEMNIFICATION FOR THIRD-PARTY CLAIMS. If a claim by a third party is made against an indemnified party, and if such indemnified party intends to seek indemnity with respect thereto under this Article VI, such indemnified party shall promptly notify the indemnifying party in writing of such claims setting forth such claims in reasonable detail. The indemnifying party shall have thirty (30) days (or such shorter period required by a third party claimant) after receipt of such notice to undertake, through counsel of its own choosing and at its own expense, the settlement or defense thereof, and the indemnified party shall cooperate with it in connection therewith; PROVIDED, HOWEVER, that the indemnified party may participate in such settlement or defense through counsel chosen by such indemnified party, provided that the fees and expenses of such counsel shall be borne by such party. The indemnified party shall not pay or settle any claim which the indemnifying party is contesting. Notwithstanding the foregoing, the indemnified party shall have the right to pay or settle any such claim, provided that in such event it shall waive any right to indemnity for the damages incurred by the indemnifying party arising therefrom. If the indemnifying party does not notify the indemnified party within thirty (30) days (or such shorter period required by a third party claimant) after the receipt of the indemnified party's notice of a claim of indemnity hereunder that it elects to undertake the defense thereof the indemnified party shall have the right to contest, settle or compromise the claim but shall not thereby waive any right to indemnity therefor pursuant to this Agreement.

                      ARTICLE VII. MISCELLANEOUS PROVISIONS

         7.1 EXPENSES. Whether or not the transactions contemplated by this Agreement are consummated, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, except as expressly provided otherwise herein.

         7.2 COOPERATION. At any time, and from time to time after the date of this Agreement, upon the reasonable request of either party hereto, and at the expense of such party, the other party shall do, execute, acknowledge and deliver, and shall cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances and assurances as may be reasonably required in order to accomplish the purpose of any provision hereof, including the assignment of any financing statements, guarantees and the like.

         7.3 NOTICE. Any notice or other communication in this Agreement provided or permitted to be given by one party to the other must be in writing and shall be deemed to have been duly given upon receipt after the same is deposited in the United States mail (certified mail, return receipt requested), addressed to the other party to be notified, postage prepaid, by confirmed facsimile transmission. For purposes of this notice, the addresses of the parties shall be as follows:

                  Either Seller Party:

                  Life Bank
                  10540 Magnolia Avenue
                  Riverside, CA  92503-1814
                  Attention:  Steve Gardner
                  Telecopy:   (909) 637-4428

                  With a copy to:

                  M. Randel Davies
                  Nebenzahl Kohn Davies & Leff, LLP
                  10940 Wilshire Boulevard, Suite 1500
                  Los Angeles, California  90024
                  Phone:   (310) 824-1700
                  Fax:       (310) 824-5676
                  E-Mail: mrdavies@nkdl.com

                  Purchaser:

                  Wilshire Credit Corporation
                  1776 SW Madison
                  Portland, OR 97201
                  Attention: Jay Memmott
                  Telecopy: (503) 223-8799

                  With a copy to:

                  Gary Barnum
                  Stoel Rives LLP
                  900 SW 5th Street
                  Portland, OR 97204
                  Telecopy: (503) 220-2480

         The above addresses may be changed from time to time by written notice from one party to the other.

         7.4 TIME OF ESSENCE. Each party acknowledges that it is relying on the timely completion of the transactions contemplated hereby and represents that it is aware of no reason it cannot fully perform its obligation hereunder. Accordingly, time is of the essence in the performance of the obligations hereunder.

         7.5 SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable under applicable law, such provision shall be ineffective only to the extent of such invalidity, and neither the remainder of such provision nor any other provisions of the Agreement shall be affected thereby.

         7.6 RULES OF CONSTRUCTION. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in any agreement or other document will be construed against the party drafting such agreement or document.

         7.7 WAIVERS. No waiver of any term, provision, or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or construed as a further or continuing waiver of any such term, provision or condition, or any other term, provision or condition of this Agreement.

         7.8 AMENDMENT. Except as otherwise provided, this Agreement shall not be modified or amended except by written agreement signed on behalf of the parties hereto by their respective authorized officer.

         7.9 CAPTIONS. Paragraph or other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         7.10 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument. This Agreement and all other documents to be executed in connection herewith are hereby authorized to be executed and accepted by facsimile signatures and such facsimile signatures shall be considered valid and binding as original signatures and may be relied upon by the parties hereto.

         7.11 GOVERNING LAW; ENFORCEMENT. This Agreement shall be construed in accordance with the laws of the State of Oregon. Any action or proceeding of any kind brought upon or with respect to this Agreement shall be brought upon in the appropriate state or federal court located in the State of Oregon and Seller Parties consent to venue therein.

         7.12 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY EXHIBIT HERETO, OR ANY COURSE OF CONDUCT, COURSE OF DEALING OR STATEMENTS (WHETHER VERBAL OR WRITTEN) MADE BY THE PARTIES HEREIN.

         7.13 LEGAL FEES: In the event of a dispute between Seller and Purchaser with respect to the terms, provisions, rights, obligations, or other matters under this Agreement, all costs, expenses and fees, including without limitation reasonable attorneys fees, of the party prevailing in any corresponding legal proceeding or arbitration will be made by the other party, unless provided otherwise in a written agreement between Seller and Purchaser.

         7.14 RELATIONSHIP OF THE PARTIES. It is agreed that neither the Seller Parties nor Purchaser are partners or joint venturers and that neither is agent for the other, and the parties shall have the status of and shall act in all matters hereunder as Purchaser and Seller.

         7.15 JOINT AND SEVERAL LIABILITY. Seller and LFC shall be jointly and severally liable for all obligations of Seller under this Agreement. LFC's liability shall be direct and not a guaranty liability.

         7.16 CONFIDENTIALITY. The Purchaser and the Seller shall maintain the confidentiality of the terms of this Agreement and the privacy of Borrower information disclosed under this Agreement, except as required to implement the Agreement, except as required to service the Mortgage Loans, except as required by law and except that any party may announce the sale using the parties' names, number of loans, and the Aggregate Outstanding Principal Balance.

         7.17 ENTIRE AGREEMENT. This Agreement, the exhibits and schedules attached hereto, and the documents referred to herein, or executed concurrently herewith, constitute the entire agreement between the parties hereto with regard to the subject matter hereof, and there are no prior agreements, understandings, restrictions, warranties, or representations between the parties with respect thereto.

         IN WITNESS WHEREOF, the parties have executed this agreement on this date first above written. The signatories hereto represent that they are duly authorized to execute this

Agreement on behalf of the party for whom they sign and such party shall be bound by this Agreement.

                                       SELLER:  Life Bank
                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Its:
                                           ------------------------------------


                                       LFC:  Life Financial Corporation
                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Its:
                                           ------------------------------------




                                       PURCHASER:  Wilshire Credit Corporation
                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Its:
                                           ------------------------------------

                                    EXHIBIT A

                           SCHEDULE OF MORTGAGE LOANS

                                    EXHIBIT B

                          MORTGAGE SERVICING AGREEMENTS






         COASTAL BANC SSB: Agreement dated February 19, 1999

                           Agreement dated March 9, 1999

                           Agreement dated May 24, 1999

                           Agreement dated May 25, 1999

         LEHMAN BROTHERS:  Agreement dated May 21, 1999 as reconstituted on
                           January 1, 2000, along with the Loss Mitigation Advisory Agreement dated February 9, 2000.

         FIDELITY BANK:    Agreement dated June 1, 2000



         E-TRADE BANK      Agreement dated May 20, 1996



         PFF BANK & TRUST: Agreement dated June 17, 1994



         RFC:              Per the terms of the RFC Servicing Guide



         FNMA:             Per the terms of the FNMA Servicing Guide



         FHLMC:            Per the terms of the FHLMC Servicing Guide

                                    EXHIBIT C

                   MORTGAGE LOAN INSTRUMENTS EXCEPTION REPORT
                   AND LOCATION OF MORTGAGE LOAN INSTRUMENTS

FHLMC EXCEPTION REPORT PER CUSTODIAN TO DATE
--------------------------------------------
Life Bank Loan   POOLNUM    LNAME          DOCTYPETEXT                             MEMOTEXT
------------------------------------------------------------------------------------------------------------------------------------
1642532          9808286153 LINDQUIST M    TPOL  Missing                           TITLE REPORT RCVD
1642532          9808286153 LINDQUIST M    ASN1  Document Is Copy, Need Original   FIRSTPLUS FINANCIAL TO LIFE
1636312          9808286154 LEWIN W        TPOL  Missing                           PRELIMINARY REPORT RCVD
1643010          9808286154 ASHCRAFT CT    ASN1  Document Is Copy, Need Original   FIRSTPLUS TO LIFE
1632694          9808286158 BAXTER LG      TPOL  Title Insurance Coverage Is       MTG: $49,000.00 TITLE INSURANCE COVERAGE:
                                                 Insufficient                      $30,000.00
1638165          9808286158 GIBBONS C      ASN1  Document Is Copy, Need Original   FIRSTPLUS FINANCIAL TO LIFE BANK
1638168          9808286158 GUTIERREZ JE   TPOL  Missing                           TITLE COMMITMENT RECEIVED
1638168          9808286158 GUTIERREZ JE   SECI  Property Address Does Not Agree   SECI: 1907 SANTA ANA RANCHO VIEJO; SCH: 1514E LOS
                                                 With Schedule                     EBANOS BRO
1642603          9808286158 MARTINEZ IJ    ASN1  Document Is Copy, Need Original   FIRSTPLUS TO LIFE BANK
1639623          9808286159 MAYER JB       TPOL  Missing                           TITLE COMMITMENT RECEIVED
1639623          9808286159 MAYER JB       ASN1  Document Is Copy, Need Original   FIRSTPLUS FINANCIAL TO LIFE BANK
1643139          9808286159 HOFFARD ML     SECI  Property Address Does Not Agree   SECI:14996 OLD FRANKFORT RD, MARION; SCH:1013
                                                 With Schedule                     NEWTON,JON CTY
1638163          9808286167 FRITZ PA       ASN1  Document Is Copy, Need Original   FIRSTPLUS FINANCIAL TO LIFE BANK
1639702          9808286168 WARFIELD DE    ASN1  Document Is Copy, Need Original   FIRSTPLUS FINANCIAL TO LIFE
1632749          9808286169 TORRES M       ASN2  Document Is Copy, Need Original   REGIONS MRTG TO AMERICA'S LOAN SOURCE
1632749          9808286169 TORRES M       SECI  Document Is Copy, Need Original
1641342          9808286169 BIRD H         TPOL  Missing                           TITLE COMMITMENT RCVD
1632746          9808286170 TALBOT DC      TPOL  Missing                           TITLE COMMITMENT RCVD
1632746          9808286170 TALBOT DC      ASN2  Document Is Copy, Need Original   REGIONS MTGE TO AMERICA'S LOAN SOURCE
1632746          9808286170 TALBOT DC      SECI  Document Is Copy, Need Original
1637151          9808286170 ROYAL FP       ASN1  Document Is Copy, Need Original   PRINCIPAL EQUITY TO LIFE
1642923          9808286171 LOVELADY CD    TPOL  Missing
1642923          9808286171 LOVELADY CD    SECI  Document Is Copy, Need Original

Lehman Exception Report

LEHMAN EXCEPTION REPORT PER CUSTODIAN TO DATE
---------------------------------------------
LOANID         LNAME              DOCTYPE  LONGTEXT                                            UPPERMEMO
------------------------------------------------------------------------------------------------------------------------------------
54600283       LEE RICKY          ASSN     Interim assignment is a company certified copy      US TRUST MTG TO LB
54600283       LEE RICKY          ASSN     Deed of Trust is a company certified copy
54600283       LEE RICKY          ASSN     Document is a commitment/preliminary report only
54600314       CRESPO JOAQUINA    ASSN     Interim assignment is a company certified copy      BANKING MTG TO LB
54600314       CRESPO JOAQUINA    ASSN     Deed of Trust is a company certified copy
54600314       CRESPO JOAQUINA    ASSN     Document is a commitment/preliminary report only
54600330       LOWE JOHN EDMUND   ASSN     Interim assignment is a company certified copy      LOANS INC. TO LB
54600330       LOWE JOHN EDMUND   ASSN     Deed of Trust is a company certified copy
54600330       LOWE JOHN EDMUND   ASSN     Document is a commitment/preliminary report only
56600001       AUSMUS ETHEL F     ASSN     Deed of Trust is a company certified copy
56600001       AUSMUS ETHEL F     ASSN     Document is a commitment/preliminary report only
58600226       LATZKE APRIL LEA   ASSN     Deed of Trust is a company certified copy
58600287       RENTSCHLER LINDA   ASSN     Document is a copy
58600287       RENTSCHLER LINDA   ASSN     Document is a commitment/preliminary report only
58600411       EVANS KIMBERLY M.  ASSN     Document is a copy                                  HCL TO LB
58600411       EVANS KIMBERLY M.  ASSN     Deed of Trust is a company certified copy
58600411       EVANS KIMBERLY M.  ASSN     Document is a commitment/preliminary report only
54600424       SHELDON DANIEL D   ASSN     Deed of Trust is a company certified copy
54600424       SHELDON DANIEL D   ASSN     Document is a commitment/preliminary report only
57600029       FAULKNER HUBERT E  DOFT     Deed of Trust is a company certified copy
57600029       FAULKNER HUBERT E  DOFT     Document is a commitment/preliminary report only
58600429       BAKER CALVIN BRADLEYDOFT    Interim assignment is a company certified copy      PREMIER FIN TO LB
58600429       BAKER CALVIN BRADLEYDOFT    Deed of Trust is a company certified copy
58600429       BAKER CALVIN BRADLEYDOFT    Document is a commitment/preliminary report only
58600433       REN LIN            DOFT     Interim assignment is a company certified copy      HCL FIN TO LB
58600433       REN LIN            DOFT     Deed of Trust is a company certified copy
58600433       REN LIN            DOFT     Document is a commitment/preliminary report only
58600504       FERNANDEZ HUBERT   DOFT     Interim assignment is a company certified copy      GREAT COUNTRY MTG TO LB
58600504       FERNANDEZ HUBERT   DOFT     Deed of Trust is a company certified copy
58600504       FERNANDEZ HUBERT   DOFT     Document is a commitment/preliminary report only
58600506       DENHAM RONALD      DOFT     Interim assignment is a company certified copy      MAYFLOWER TO LB
58600506       DENHAM RONALD      DOFT     Document is a commitment/preliminary report only
58600564       OPSAHL PATRICK JOSEPDOFT    Interim assignment is a company certified copy      HCL TO LB
58600570       BINGAMAN CONSTANCEDOFT      Interim assignment is a company certified copy      LRS TO LB
58600570       BINGAMAN CONSTANCEDOFT      Deed of Trust is a company certified copy
58600570       BINGAMAN CONSTANCEDOFT      Document is a commitment/preliminary report only
58600590       ROYAL EASTAND      DOFT     Interim assignment is a company certified copy      PREMIER TO LB
58600590       ROYAL EASTAND      DOFT     Deed of Trust is a company certified copy
58600590       ROYAL EASTAND      DOFT     Document is a commitment/preliminary report only
58600647       MCKENNON LOUISE C  DOFT     Interim assignment is a company certified copy      CROWN BANK TO LB
61600061       JOINER DELBERT T   DOFT     Interim assignment is a company certified copy      EAST WEST TO LB
57600124       TAYLOR-MENDOZA     TPOL     Deed of Trust is a company certified copy
58600678       PFLUEGER TIMOTHY PTPOL      Interim assignment is a company certified copy      TO LB
58600678       PFLUEGER TIMOTHY PTPOL      Deed of Trust is a company certified copy
58600678       PFLUEGER TIMOTHY PTPOL      Document is a commitment/preliminary report only
58600684       VALDEZ NORMA G.    TPOL     Interim assignment is a company certified copy      TO LB
58600707       LOPEZ ELENA        TPOL     Interim assignment is a company certified copy      TO LB
58600707       LOPEZ ELENA        TPOL     Deed of Trust is a company certified copy
58600707       LOPEZ ELENA        TPOL     Document is a commitment/preliminary report only
58600750       TEEPLES ACEL H     TPOL     Interim assignment is a company certified copy      TO LB
58600750       TEEPLES ACEL H     TPOL     Deed of Trust is a company certified copy
54600678       DANIELE J          TPOL     Deed of Trust is a company certified copy
54600678       DANIELE J          TPOL     Document is a commitment/preliminary report only
55600677       BARCLAY RF         TPOL     Deed of Trust is a company certified copy
55600677       BARCLAY RF         TPOL     Document is a commitment/preliminary report only
58600997       HILL ST            TPOL     Document is a copy                                  TO LB
58600997       HILL ST            TPOL     Deed of Trust is a company certified copy
58600997       HILL ST            TPOL     Document is a commitment/preliminary report only
58601092       WEISMAN CJ         TPOL     Document is a copy                                  TO LB
58601092       WEISMAN CJ         TPOL     Deed of Trust is a company certified copy
58601092       WEISMAN CJ         TPOL     Document is a commitment/preliminary report only


SELLER PARTIES SHALL BE RESPONSIBLE FOR CURING THE ABOVE-DESCRIBED EXCEPTIONS.

           SERVICED RETAINED LOANS                                              SEE INV EXCPT REPORT
INV #      INVESTOR                           COLLATERAL LOCATION               WORKSHEET                  BASE FILE LOCATION
-----      -----------------------            -------------------               --------------------       ------------------
#10-11     FNMA                               FNMA                              NONE                        LIFE BANK
           Federal National Mortgage          State Street (custodian)
           Association
           Washington DC                      225 Franklin Street
                                              Boston, MA 02110
                                              Contact: Richard Dure
                                              617-664-8414

#22        FHLMC                              WELLS FARGO BANK MINNESOTA,       SEE ATTACHED                LIFE BANK
           FHLMC                              MORTGAGE DOCUMENT CUSTODY         EXCEPTIONS OUTSTANDING
                                              1031 10TH AVENUE SOUTHEAST
                                              MINNEAPOLIS, MN 55414
                                              KATHY MARSHALL
                                              612-667-8032

#101       POMONA 1ST FEDERAL                 POMONA 1ST FEDERAL                NONE                        LIFE BANK
           550 N. INDIAN HILL BLVD            550 N. INDIAN HILL BLVD
           2ND FLOOR                          2ND FLOOR
           POMONA, CA 91767                   POMONA, CA 91767
           LAURIE GOAD                        LAURIE GOAD
           909-481-3111                       909-481-3111

#103       RFC                                RFC                               NONE                        LIFE BANK
           RESIDENTAL FUNDING CORPORATION     RESIDENTAL FUNDING CORPORATION
           2255 MORTH ONTARIO STREET,         2255 MORTH ONTARIO STREET,
           SUITE 400                          SUITE 400
           GLENDALE, CA                       GLENDALE, CA
           ANDREW SWOPE 818-260-1400          ANDREW SWOPE 818-260-1400



#124       LEHMAN BROS                        US BANK                           SEE ATTACHED SPREADSHEET    LIFE BANK
           3 WORLD FINANCIAL CENTER           108 EAST 5TH STREET               OUTSTANDING EXCEPTIONS
           12TH FLOOR                         ST. PAUL MN 55101
           NEW YORK, NEW YORK 10285-1200      KATHRYN WALTER
           LESLIE GELBER                      651-244-8479
           212-526-5861

#126       COASTAL BANC                       COASTAL BANC                      NONE                        LIFE BANK
           5718 WESTHEIMER SUITE 400          5718 WESTHEIMER SUITE 400
           HOUSTON, TEXAS 77057               HOUSTON, TEXAS 77057
           CHRISTY MCCAUGHERTY                CHRISTY MCCAUGHERTY
           713-435-7804                       713-435-7804

#188       FIDELITY BANK                      FIDELITY BANK                     NONE                        LIFE BANK
           100 E. ENGLISH                     100 E. ENGLISH
           WITCHITA, KS 67201                 WITCHITA, KS 67201
           MARK SIKES                         MARK SIKES
           316-268-7460                       316-268-7460



            SERVICED RETAINED LOANS


INV #       INVESTOR                       COLLATERAL LOCATION                     EXCEPTION REPORT ON TRAILING DOCS
-----       --------                       -------------------                     ---------------------------------
#116        ETRADE FKA TELEBANK            ETRADE FKA TELEBANK                     NONE
            111 N. HIGHLAND STREET         111 N. HIGHLAND STREET
            ARLINGTON, VA 22201-2807       ARLINGTON, VA 22201-2807
            VICTORIA WU 703-247-7081       VICTORIA WU 703-247-7081

                                    EXHIBIT D

                 CUSTODIAL AGREEMENTS TO WHICH SELLER IS A PARTY


                                      NONE

                                    EXHIBIT E

            FORM OF LOST NOTE AFFIDAVIT AND INDEMNIFICATION AGREEMENT


STATE OF __________________      )
COUNTY OF ________________       )

_________________, being first duly sworn upon oath deposes and status:
That he is the ___________________ of LIFE BANK.

That he is authorized by LIFE BANK to execute this Lost Note Affidavit and Indemnification Agreement on behalf of LIFE BANK. Notwithstanding anything contained herein, he shall have no personal liability pursuant to this Lost Note Affidavit and Indemnification Agreement.

That the Note, executed by ________________________________________________ in
the original principal sum of $_____________ payable to the order of LIFE BANK., a copy of which is attached hereto as Exhibit A (the "Note") was lost and /or destroyed and neither the affiant herein nor, to the best of affiant's knowledge, any of the directors, officer, or employees of LIFE BANK have any knowledge of the location or whereabouts of said Note and, to the best of affiant's knowledge, said Note has not been paid, satisfied, transferred, assigned, pledged, or hypothecated in any way.

NOW THEREFORE, for and in consideration of _________________. and its successors and/or assigns, accepting a certified copy of the Note identified on Exhibit "A" in lieu of the original Note, LIFE BANK does hereby agree to defend, indemnify and hold harmless _________________, its respective transferees, and their respective assigns, officers, directors, employees, agents, attorneys and representatives (collectively, the "indemnified") from and against any and all loss or damage, together with all reasonable costs, charges and expenses (whether or not a lawsuit is filed) (collectively the "Loss") incurred by reason of any claim, demand, suit, cause of action or proceeding by a third party arising out of the Indemnified's inability to enforce the Note according to its terms or the inability to receive any related insurance proceeds due to the lack of an original Note by a third party. LIFE BANK shall pay any such Loss upon demand provided that LIFE BANK is notified of any such Loss in writing at the following address: 10540 Magnolia Avenue #B, Riverside, CA 92505; Attention:
PETER J. HARRISON, VICE PRESIDENT with copy to 10540 N. Magnolia Avenue, #B, Riverside, CA 92505-1814; Attention, STEVEN GARDNER, President and further provided that LIFE BANK is given reasonable opportunity to direct or assist, at LIFE BANK'S option, the defense or settlement of any such Loss if such direction or assistance would have prevented the Loss. LIFE BANK does hereby further agree that should the original Note ever be found by it, it will prompt notify _________________, and upon receipt by LIFE BANK of the Note, will endorse to
_________________, or its designee without recourse such original Note and promptly forward said Note to _________________. or its designee. Upon receipt of the original Note by LIFE BANK, this indemnification agreement shall become null and void as to any loss accruing subsequent to ______________. receipt of such original

Note, however, LIFE BANK, shall remain liable as to any loss accruing on or prior to _________________ receipt of such original Note.


Executed this                                  Life Bank
             -------------
                                               By:
                                                  -----------------------------
                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------



Subscribed and sworn to before me this_______day of_______________________,2001.

----------------------------------
Notary Public

                                    EXHIBIT F

                   CUSTODIAL ACCOUNT RECONCILIATION WORKSHEET




Each of the below line items must be supported with Loan Level Detail Reports by Month.



Prepaid Principal and Net Interest                            $________________

Plus Curtailments                                             $________________

Plus Unremitted Liquidation Principal                         $________________

Plus Unremitted Liquidation Interest                          $________________

Plus Unremitted Prepayment Interest Shortfall                 $________________

Plus Unremitted Curtailment Adjustments                       $________________

Less Delinquent Principal and Net Interest                    $________________

Total Custodial Funding                                       $________________

Less Actual P&I Custodial Balance                             $________________

Excess (Shortage)                                             $________________

                                    EXHIBIT G

                            FORM OF POWER OF ATTORNEY


After recording, return to:

Wilshire Credit Corporation
Attention:  ___________________________
P.O. Box 8517
Portland, OR  97207-8517

                            LIMITED POWER OF ATTORNEY

         This power of attorney is issued in connection with Wilshire Credit Corporation's responsibilities to service mortgage loans and real estate ("Loans") previously serviced by _____________________________ ("Transferor"), which servicing rights Transferor has transferred to Transferee. The Loans may be comprised of notes and secured by mortgages, deeds of trust, deeds to secure debt and other forms of security instruments (the "Security Instruments").

         Transferor hereby constitutes and appoints Wilshire Credit Corporation, a Nevada corporation ("Transferee"), 1776 S.W. Madison Street, Portland, Oregon 97205, its attorney-in-fact, to execute and acknowledge in writing or by facsimile stamp all documents customarily and reasonably necessary and appropriate for the servicing of Loans and Security Instruments to Transferee or its assigns, and for the servicing thereof, including without limitation the following:

         1.       To conduct all servicing with regard to any of the Loans;

         2. To take any action regarding any foreclosure or bankruptcy actions or other litigation relating to the Loans;

         3. To enter into contracts to maintain, repair, preserve, or sell any property that exists as collateral for the Loans; and

         4. To execute and deliver checks, deeds, assignments, note endorsements, modifications of notes and security agreements, allonges, bills of sale, other instruments of sale, conveyance, or transfer, releases, satisfactions, notice filings, affidavits of debt, notices of substitute trustee, notices of default, tax declarations, and other statements of filings for any federal, state, municipal, local or other governmental agency, together with such endorsements and acknowledgements as may be necessary or appropriate to effect the execution, delivery, conveyance, recordation or filing of any such documents in connection with the Loans.

         Transferor gives and grants Transferee full power and authority to do all and every act and thing whatsoever requisite and necessary to be done relative to any of the foregoing, as fully to all intents and purposes as Transferor might or could do if personally present.

         Any third parties may rely on a copy of this Limited Power of Attorney, to the same extent as if it were an original, and shall be entitled to rely on a writing signed by the Transferee to establish conclusively the identity of a particular right, power, capacity, asset, liability, obligation, property, loan or commitment of the Transferee for all purposes under this Limited Power of Attorney.

         Transferee shall not be obligated to furnish bond or other security in connection with its actions hereunder.

         Transferor authorizes Transferee, by and through any of its respective directors or officers, or any other employee which is duly authorized by the Transferee to certify, deliver and/or record copies and originals of this Limited Power of Attorney.

         If any provision of this Limited Power of Attorney shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid and enforceable provision as similar as possible to the provision at issue.

         IN WITNESS WHEREOF, the undersigned have executed this Limited Power of Attorney as of this _____ day of ______________, 2001.


-------------------------------          --------------------------------------
Witness                                  By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------


-------------------------------          --------------------------------------
Witness                                  By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------


STATE OF __________________________ )
                                    )  ss.
COUNTY OF ________________________  )

         On the __ day of ____________, 2001, before me, a Notary Public in and for said State, personally appeared _________________________, known to me to be a ________________ of ___________________, the company that executed the within instrument and acknowledged to me that such company executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                         --------------------------------------
                                                         Notary Public
                                         My commission expires:_______________


STATE OF __________________________ )
                                    )  ss.
COUNTY OF ________________________  )

         On the __ day of ____________, 2001, before me, a Notary Public in and for said State, personally appeared _________________________, known to me to be a ________________ of ___________________, the company that executed the within instrument and acknowledged to me that such company executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                         --------------------------------------
                                                         Notary Public
                                           My commission expires:_______________

                              SCHEDULE 5 EXCEPTIONS





                                 SCHEDULE 5.3(N)


              FHLMC LOANS SUBJECT TO REPURCHASE ON BORROWER DEFAULT

                                                              Group                 Actual       Planned                     Life
         FM                      Master                      Coverage    Credit    Coverage     Coverage             Life    Bank
Servicer Mortgage  Origination Commitment  Commitment Seller Recovery  Ehancement Termination  Termination Recovery  Bank   Loan Chk
Number   Number       Date       Number      Number   Number  Order       Name       Date         Date      Source  Loan No  Digit
------------------------------------------------------------------------------------------------------------------------------------
364603   997703733  19980417   M98082683  9808286154  364603    1         INDEMN    1/1/00       1/1/00     SELLER  1636312  12
364603   997703903  19980424   M98082683  9808286154  364603    1         INDEMN    1/1/00       1/1/00     SELLER  1638870  19
364603   997704039  19980213   M98082683  9808286156  364603    1         INDEMN    1/1/00       1/1/00     SELLER  1631180  18
364603   997704055  19980219   M98082683  9808286156  364603    1         INDEMN    1/1/00       1/1/00     SELLER  1632173  11
364603   997704098  19980319   M98082683  9808286156  364603    1         INDEMN    1/1/00       1/1/00     SELLER  1634639  20
364603   997704128  19980422   M98082683  9808286156  364603    1         INDEMN    1/1/00       1/1/00     SELLER  1636870  18
364603   997704233  19980722   M98082683  9808286156  364603    1         INDEMN    1/1/00       1/1/00     SELLER  1642463  14
364603   997704284  19980430   M98082683  9808286157  364603    1         INDEMN    1/1/00       1/1/00     SELLER  1634032  16
364603   997704551  19971203   M98082683  9808286158  364603    1         INDEMN    12/4/98      12/5/99    SELLER  1632694  16
364603   997704632  19980428   M98082683  9808286158  364603    1         INDEMN    1/1/00       1/1/00     SELLER  1636990  13
364603   997704640  19980504   M98082683  9808286158  364603    1         INDEMN    5/5/99       5/5/00     SELLER  1637074  14
364603   997704713  19980602   M98082683  9808286158  364603    1         INDEMN    1/1/00       1/1/00     SELLER  1638529  12
364603   997704756  19980529   M98082683  9808286158  364603    1         INDEMN    1/1/00       1/1/00     SELLER  1639013  19
364603   997705833  19980309   M98082683  9808286161  364603    1         INDEMN    1/1/00       1/1/00     SELLER  1636117  18
364603   997706015  19980629   M98082683  9808286161  364603    1         INDEMN    6/30/99      6/30/00    SELLER  1641740  20
364603   997706104  19980312   M98082683  9808286162  364603    1         INDEMN    1/1/00       1/1/00     SELLER  1633448  17
364603   997706252  19980624   M98082683  9808286162  364603    1         INDEMN    1/1/00       1/1/00     SELLER  1641629  18
364603   997706422  19980702   M98082683  9808286163  364603    1         INDEMN    1/1/00       1/1/00     SELLER  1641956  21
364603   997706481  19980102   M98082683  9808286164  364603    1         INDEMN    1/3/99       1/4/00     SELLER  1632692  20
364603   997706678  19980706   M98082683  9808286164  364603    1         INDEMN    1/1/00       1/1/00     SELLER  1640961  21
364603   997706740  19970624   M98082683  9808286167  364603    1         INDEMN    6/25/98      6/26/99    SELLER  1629286  12
364603   997706937  19970404   M98082683  9808286168  364603    1         INDEMN    1/1/00       1/1/00     SELLER  1629279  21
364603   997706945  19970417   M98082683  9808286168  364603    1         INDEMN    1/1/00       1/1/00     SELLER  1629280  13
364603   997707178  19980521   M98082683  9808286168  364603    1         INDEMN    1/1/00       1/1/00     SELLER  1638453  20
364603   997707216  19980612   M98082683  9808286168  364603    1         INDEMN    1/1/00       1/1/00     SELLER  1639459  14
364603   997707224  19980622   M98082683  9808286168  364603    1         INDEMN    1/1/00       1/1/00     SELLER  1639573  21
364603   997707380  19970423   M98082683  9808286169  364603    1         INDEMN    1/1/00       1/1/00     SELLER  1629283  18
364603   997707437  19980226   M98082683  9808286169  364603    1         INDEMN    1/1/00       1/1/00     SELLER  1632461  17
364603   997707577  19980324   M98082683  9808286169  364603    1         INDEMN    1/1/00       1/1/00     SELLER  1634720  12
364603   997707763  19980615   M98082683  9808286169  364603    1         INDEMN    6/16/99      6/16/00    SELLER  1639469  21
364603   997707771  19980617   M98082683  9808286169  364603    1         INDEMN    1/1/00       1/1/00     SELLER  1640110  19
364603   997707798  19980619   M98082683  9808286169  364603    1         INDEMN    1/1/00       1/1/00     SELLER  1640388  14
364603   997707801  19970617   M98082683  9808286169  364603    1         INDEMN    6/18/98      6/19/99    SELLER  1640482  18
364603   997707844  19980703   M98082683  9808286169  364603    1         INDEMN    1/1/00       1/1/00     SELLER  1641342  15
364603   997707879  19980720   M98082683  9808286169  364603    1         INDEMN    8/31/00      1/1/00     SELLER  1642372  20
364603   997707968  19980212   M98082683  9808286170  364603    1         INDEMN    1/1/00       1/1/00     SELLER  1632228  13
364603   997707992  19980331   M98082683  9808286170  364603    1         INDEMN    1/1/00       1/1/00     SELLER  1633551  19
364603   997708034  19980430   M98082683  9808286170  364603    1         INDEMN    5/1/99       5/1/00     SELLER  1637151  20
364603   997708123  19980721   M98082683  9808286170  364603    1         INDEMN    1/1/00       1/1/00     SELLER  1642377  21
364603   997708131  19980724   M98082683  9808286170  364603    1         INDEMN    7/25/99      7/25/00    SELLER  1642429  18
364603   997708239  19980130   M98082683  9808286171  364603    1         INDEMN    1/31/99      2/1/00     SELLER  1631222  19
364603   997708298  19980227   M98082683  9808286171  364603    1         INDEMN    2/28/99      2/29/00    SELLER  1633055  18
364603   997708352  19980508   M98082683  9808286171  364603    1         INDEMN    1/1/00       1/1/00     SELLER  1636738  15
364603   997708468  19980603   M98082683  9808286171  364603    1         INDEMN    1/1/00       1/1/00     SELLER  1638508  11
364603   997708581  19980614   M98082683  9808286171  364603    1         INDEMN    6/15/99      1/1/00     SELLER  1642180  14

                    SCHEDULE 5.3(t) - Foreclosed Properties.
                     (Properties shaded Black are in escrow)

                                                    LAST PMT    DAYS    FCL      DAYS
NAME                         PROPERTY ADDRESS       DUE         SINCE   SALE     SINCE
REO #                        PROPERTY TYPE          DATE        DELIQ   DATE     SALE
GOATES                       16 W. MAPLE LANE       11/1/99     457     9/1/00   152
1830-51-259                  STILWELL, OK 74960                         RECVD 9/15/00
55-600485-20
124-1416





BLAIR                        2995 N. BANNOCK DR.    11/1/99     457     9/21/00  132
1830-51-261                  PROVO, UT 84604
54-600601-18
124-1416
NOT YET CHARGED OFF




GRIFFS                       4422 HWY 65            6/1/00      244     10/3/00  120
1830-51-263                  PELHAM, GA 31779
58-600865-19
124-1416





ZENDER                       501 SE 4TH STREET      12/1/99     427     8/17/00  167
1830-51-264                  LOVELAND, CO 80537
55-600348-16
124-1416
NOT YET CHARGED OFF




BUDMIR                       2576 E. SWEETWATER     12/1/99     427     8/28/00  156
1830-51-265                  PHOENIX, AZ 85032                          RECVD 10/24/00
57-600054-19
124-1416
NOT YET CHARGED OFF





                                              LISTING AGENT/       TELEPHONE
NAME                         CURRENT          LIST PRICE           & FAX         # OF        NET FAIR
REO #                        APPRAISAL        EXP. DATE            NUMBERS       OFFERS      VALUE

GOATES                       F/C BPO          NATIONAL ASSET       760-436-3080  0         $ 44,846
1830-51-259               $  25,000.00     DISPOSITION SERVICE     FAX
55-600485-20                 8/2/00           BOB/KEN ZALUD        760-436-2244
124-1416                                      EVICTION
                           EVICTION ATTORNEY CAMERON & DREYFUSS
                                           KAYO MANSON-TOMPKINS
                             714-972-1144 FAX 714-972-1218
                                              PMI 11/1/00

BLAIR                     $  138,000.00       NATIONAL ASSET       760-436-3080  1         $ 128,859
1830-51-261               REO APPRAISAL    DISPOSITION SERVICE     FAX
54-600601-18                 11/20/00         BOB/KEN ZALUD        760-436-2244
124-1416                                   $  138,250.00
NOT YET CHARGED OFF                           2/28/01




GRIFFS                    $  279,700.00       NATIONAL ASSET       760-436-3080  0         $ 216,105
1830-51-263               REO APPRAISAL    DISPOSITION SERVICE     FAX
58-600865-19                 11/2/00          BOB/KEN ZALUD        760-436-2244
124-1416                                   $  289,500.00
                                              2/17/01

                                              PMI 12/3/00


ZENDER                    $  175,000.00       NATIONAL ASSET       760-436-3080  1         $ 183,319
1830-51-264               REO APPRAISAL    DISPOSITION SERVICE     FAX
55-600348-16                 11/16/00         BOB/KEN ZALUD        760-436-2244
124-1416                                   $  179,500.00
NOT YET CHARGED OFF                           2/28/01
                                              PMI 12/21/00



BUDMIR                       F/C BPO          GOODMAN DEAN         714-229-8999  0         $ 98,938
1830-51-265               $  110,000.00       GAYE WISEMAN         FAX
57-600054-19                 6/7/00                                714-229-9143
124-1416
NOT YET CHARGED OFF

                                              PMI 10/28/00

VASQUEZ                     901 N. 16TH STREET    5/1/00      275   10/4/00   119
1830-51-266                 MCALLEN, TX 78501
01-653030-16
124-1416
NOT YET CHARGED OFF




SHARUM                      5111 MEYERS STREET    5/1/00      275   10/26/00  97
1830-51-268                 FORT SMITH, AR 72904
55-600415-15
124-1416
NOT YET CHARGED OFF




MABRY                       141 SHELLNUT DR       11/1/99     457   11/1/00   91
1830-51-269                 COWPENS, SC 29330
54-600305-12
124-1416
NOT YET CHARGED OFF




ROBINS                      96 PARIS AVE.         11/1/99     457   9/8/00    145
1830-51-270                 AKRON, OH 44301       RECVD 12/21/00
01-651479-15
LEHMAN BROTHERS124-1416
NOT YET CHARGED OFF
ORIGINAL APPRAISAL $43,000.00 DATED
ORIGNIAL LOAN AMOUNT $34,400.00


TAYLOR                      5000 N. CAPITOL ST. NW6/1/00      244   12/5/00   57
1830-51-271                 WASHINGTON, DC 20011
58-600236-11
LEHMAN BROTHERS 124-1417
NOT YET CHARGED OFF
ORIGINAL APPRAISAL $135,000.00 DATED 2/25/99
ORIGNIAL LOAN AMOUNT $76,950.00


HAMPTON                     5655 DESOTO           4/1/00      305   12/15/00  47
1830-51-274                 HOUSTON, TX 77055
01-653029-13                CONDO
124-1416
NOT YET CHARGED OFF
ORIGINAL APPRAISAL $39,500 DATED 5/28/98
ORIGINAL LOAN AMOUNT $31,200


$   25,000.00                            714-229-8999  1     $    26,281
    F/C BPO                              FAX
    10/2/00                              714-229-9143






$   28,000.00       NATIONAL ASSET       760-436-3080  0     $    24,164
F/C DRIVE BY     DISPOSITION SERVICE     FAX
    8/28/00         BOB/KEN ZALUD        760-436-2244
                    EVICTION
EVICTION ATTORNEY     CAMERON & DREYFUSS
                 KAYO MANSON-TOMPKINS
    714-972-1144 FAX 714-972-1218
                    PMI 12/26/00

REO APPRAISAL       NATIONAL ASSET       760-436-3080  0     $    50,669
$   62,000.00    DISPOSITION SERVICE     FAX
    12/7/00         BOB/KEN ZALUD        760-436-2244
                 $  64,000.00
                    4/3/00

                    PMI 1/1/01


    F/C BPO         GOODMAN DEAN         714-229-8999  0     $    34,302
$   48,000.00       GAYE WISEMAN         FAX
    7/5/00          EVICTION             714-229-9143
EVICTION ATTORNEY     CAMERON & DREYFUSS
                 KAYO MANSON-TOMPKINS
    714-972-1144 FAX 714-972-1218



    F/C BPO         NATIONAL ASSET       760-436-3080  0     $    30,875
$   121,000.00   DISPOSITION SERVICE     FAX
    10/3/00         BOB/KEN ZALUD        760-436-2244
                    EVICTION
EVICTION ATTORNEY     CAMERON & DREYFUSS
                 KAYO MANSON-TOMPKINS
    714-972-1144 FAX 714-972-1218


    F/C BPO         NATIONAL ASSET       760-436-3080  0     $    76,590
$   25,000.00    DISPOSITION SERVICE     FAX
    11/10/00        BOB/KEN ZALUD        760-436-2244
                    EVICTION
EVICTION ATTORNEY     CAMERON & DREYFUSS
                 KAYO MANSON-TOMPKINS
    714-972-1144 FAX 714-972-1218

COLE                         134 GROVE STREET           5/1/00   275   1/2/01
                             HENDERSON, NV
58-600365-15                 SFR
124-1417
NOT YET CHARGED OFF
ORIGINAL APPRAISAL $80,000. DATED 04/16/99
ORIGINAL LOAN AMOUNT $64,000.00


RICHARDS                     2821 MYRTIS ROAD           4/1/00   305   12/20/00
                             JACKSONVILLE, FL 32218
54-600252-17                 SFR
LEHMAN BROTHERS124-1416
NOT YET CHARGED OFF
ORIGINAL APPRAISAL $66,000. DATED 03/16/99
ORIGNIAL LOAN AMOUNT $59,400.00


SCHMITTE                     130 ELMWOOD AVENUE         2/1/00   365   1/4/01
                             SYRACUSE, NY 13207
61-600026-11                 SFR
LEHMAN BROTHERS 124-1417
NOT YET CHARGED OFF
ORIGINAL APPRAISAL $46,000.00 DATED 1/13/99
ORIGNIAL LOAN AMOUNT $29,900.00


MADERO                       3620 S. DAWSON PLACE       12/1/99  427   1/2/01
                             TUCSON, AZ 85730
01-649314-16                 TOWNHOUSE
124-1416
NOT YET CHARGED OFF
ORIGINAL APPRAISAL
ORIGINAL LOAN AMOUNT $52,700.00



SUBTOTAL ALL PROPERTIES
OFFERS SUBMITTED PENDING APPROVAL OF COUNTERS
LESS SOLD PROPERTIES PENDING ESCROWS
TOTAL REO SECURITIES





ALLEN                        1005 I STREET              1/1/00   396   9/1/00
1830-51-260                  WASHOUGAL, WA 98671
57-600094-14
124-1416
NOT YET CHARGED OFF

 29    F/C DRIVE BY     GOODMAN DEAN              714-229-8999  0      $   63,735
       $   81,000.00    GAYE WISEMAN              FAX
           8/25/00                                714-229-9143



                        PMI 03/02/01


 42        F/C BPO      GOODMAN DEAN              714-229-8999  0      $   59,091
       $   47,000.00    GAYE WISEMAN              FAX
           8/1/00                                 714-229-9143




                        PMI 2/20/01

 27        F/C BPO      NATIONAL ASSET            760-436-3080  0      $   29,853
       $   43,000.00    DISPOSITION SERVICE       FAX
           7/9/00       BOB/KEN ZALUD             760-436-2244




                        PMI 03/04/01

 29    F/C DRIVE BY     GOODMAN DEAN              714-229-8999  0      $   52,329
       $   65,000.00    GAYE WISEMAN              FAX
           12/29/00                               714-229-9143







           15                                                          $   1,119,954
           0
           3                                                           $   338,459
           12                                                          $   781,496





 152   $   120,000.00   NATIONAL ASSET            760-436-3080  0      $   74,342
           F/C BPO      DISPOSITION SERVICE       FAX
           6/26/00      BOB/KEN ZALUD             760-436-2244
                        BANKRUPTCY


           PMI 11/1/00 HOLD OFF DUE TO BKY

                                 SCHEDULE 5.3(y)

                             Missing title policies.

Approximately 30 Mortgages for which Seller's origination program parameters (a copy of which is attached as Schedule 5.3(y)) required only a preliminary title report or commitment at origination.


            INVEST                          PRGM       SHORT NAME                 ORIGINAL
#           MASTER         ACCOUNT          NO.        BORROWER                   BALANCE
-           ------         -------          ---        --------                   -------
1           188            57600893         815        ROBINSON RL                11,100.00
2           188            58603336         815        CONRAD JM                  15,600.00
3           188            57600589         815        CARROLL L                  16,400.00
4           188            56600018         815        MCLEAN D                   16,500.00
5           188            58602844         815        QUICK CG                   17,700.00
6           188            57600876         815        GRATTON MG                 20,800.00
7           188            58602817         815        SALAS S                    21,000.00
8           188            57600634         815        KHIEV FS                   25,000.00
9           188            57601186         815        ANSTETH A                  25,000.00
10          188            58603607         815        CADENHEAD PW               25,000.00
11          188            58602497         815        CARPENTER L                25,400.00
12          188            57600820         815        BRAGG CW                   29,000.00
13          188            57600918         815        MULDOON TE                 29,400.00
14          188            57600583         815        VINCENT FR                 30,000.00
15          188            57600562         815        MACMURTRY SE               30,400.00
16          188            58603360         815        AGNOR EL                   31,000.00
17          188            57601198         815        CRAMER B                   31,990.00
18          188            57600814         815        HEMPFLENG KN               32,000.00
19          188            57601115         815        TUCKER GT                  32,500.00
20          188            58603278         815        WIEDEMAN R                 33,000.00
21          188            58603352         815        ANDERSON PM                33,200.00
22          188            58602925         815        ESPINOLA G                 35,000.00
23          188            57600669         815        KARANDOS M                 35,350.00
24          188            58602796         815        SIGNORELLI L               36,000.00
25          188            57600885         815        MYLES BG                   37,200.00
26          188            58603247         815        SUTHERLIN J                37,300.00
27          188            58602760         815        HENDERICKS SM              38,300.00
28          188            58603400         815        HARLOW LM                  39,500.00
29          188            58602513         815        GARCIA A                   45,000.00
30          188            58603099         815        BARTOLOVIC P               45,500.00
31          188            56600022         815        UHER F                     50,000.00
32          188            57600770         815        MEHRUNISSA K               50,000.00
33          188            58602690         815        HUNT RL                    50,000.00
34          188            58603468         815        HENNING DM                 50,000.00

                                  SCHEDULE 5.6


                 Form of Foreclosed Properties Listing Agreement

                                   EXHIBIT A
                           SCHEDULE OF MORTGAGE LOANS


                  INVEST                                 INVEST                                 INVEST
       #          MASTER    ACCOUNT          #           MASTER    ACCOUNT         #            MASTER    ACCOUNT
       -          ------    -------          -           ------    -------         -            ------    -------
       1           10       1602416         101            11      1606563         201            11      1606834
       2           10       1602539         102            11      1606564         202            11      1606837
       3           10       1602988         103            11      1606565         203            11      1606844
       4           10       1603099         104            11      1606567         204            11      1606845
       5           10       1603142         105            11      1606568         205            11      1606847
       6           10       1603305         106            11      1606571         206            11      1606852
       7           10       1603314         107            11      1606572         207            11      1606853
       8           10       1603322         108            11      1606573         208            11      1606857
       9           10       1603408         109            11      1606575         209            11      1606861
      10           10       1603433         110            11      1606576         210            11      1606862
      11           10       1603470         111            11      1606579         211            11      1606864
      12           10       1603489         112            11      1606580         212            11      1606867
      13           10       1603507         113            11      1606581         213            11      1606869
      14           10       1603516         114            11      1606583         214            11      1606871
      15           10       1603613         115            11      1606584         215            11      1606873
      16           10       1603643         116            11      1606590         216            11      1606875
      17           10       1603644         117            11      1606591         217            11      1606879
      18           10       1603656         118            11      1606598         218            11      1606880
      19           10       1603796         119            11      1606602         219            11      1606882
      20           10       1603830         120            11      1606603         220            11      1606895
      21           10       1604297         121            11      1606609         221            11      1606898
      22           10       1604766         122            11      1606615         222            11      1606900
      23           10       1604771         123            11      1606616         223            11      1606903
      24           10       1604772         124            11      1606619         224            11      1606904
      25           10       1604773         125            11      1606621         225            11      1606906
      26           10       1604774         126            11      1606623         226            11      1606907
      27           10       1604775         127            11      1606624         227            11      1606913
      28           10       1604777         128            11      1606630         228            11      1606914
      29           10       1604781         129            11      1606631         229            11      1606915
      30           10       1604783         130            11      1606637         230            11      1606918
      31           10       1604784         131            11      1606644         231            11      1606919
      32           10       1604785         132            11      1606646         232            11      1606923
      33           10       1604787         133            11      1606647         233            11      1606927
      34           10       1604789         134            11      1606648         234            11      1606931
      35           10       1604790         135            11      1606660         235            11      1606934
      36           10       1604791         136            11      1606661         236            11      1606935
      37           10       1604793         137            11      1606662         237            11      1606936
      38           10       1604796         138            11      1606665         238            11      1606937
      39           10       1604798         139            11      1606667         239            11      1606938
      40           10       1604799         140            11      1606670         240            11      1606939
      41           10       1604801         141            11      1606674         241            11      1606941
      42           10       1604805         142            11      1606675         242            11      1606942
      43           10       1604806         143            11      1606677         243            11      1606945
      44           10       1604807         144            11      1606680         244            11      1606946
      45           10       1604809         145            11      1606681         245            11      1606948
      46           10       1604824         146            11      1606686         246            11      1606951
      47           10       1604826         147            11      1606689         247            11      1606954
      48           10       1604827         148            11      1606691         248            11      1606960
      49           10       1604832         149            11      1606696         249            11      1606964
      50           10       1604833         150            11      1606697         250            11      1606967
      51           10       1604835         151            11      1606698         251            11      1606973
      52           10       1604836         152            11      1606699         252            11      1606974
      53           10       1604839         153            11      1606701         253            11      1606977
      54           10       1604844         154            11      1606702         254            11      1606981
      55           10       1604847         155            11      1606704         255            11      1606983
      56           10       1605502         156            11      1606708         256            11      1606988
      57           10       1605503         157            11      1606710         257            11      1606989
      58           10       1606778         158            11      1606711         258            11      1606990
      59           11       1604099         159            11      1606720         259            11      1606992
      60           11       1604283         160            11      1606723         260            11      1606995
      61           11       1604284         161            11      1606724         261            11      1606996
      62           11       1604289         162            11      1606733         262            11      1607001
      63           11       1604294         163            11      1606734         263            11      1607003
      64           11       1604299         164            11      1606736         264            11      1607004
      65           11       1604300         165            11      1606744         265            11      1607005
      66           11       1604301         166            11      1606745         266            22      1608725
      67           11       1604302         167            11      1606751         267            22      1617883
      68           11       1604331         168            11      1606752         268            22      1622587
      69           11       1604332         169            11      1606753         269            22      1629170
      70           11       1604333         170            11      1606754         270            22      1629181
      71           11       1604334         171            11      1606759         271            22      1629244
      72           11       1604336         172            11      1606761         272            22      1629247
      73           11       1604337         173            11      1606764         273            22      1629277
      74           11       1604340         174            11      1606766         274            22      1629279
      75           11       1604343         175            11      1606768         275            22      1629280
      76           11       1604348         176            11      1606769         276            22      1629283
      77           11       1604349         177            11      1606772         277            22      1629286
      78           11       1604353         178            11      1606774         278            22      1629291
      79           11       1605506         179            11      1606776         279            22      1630078
      80           11       1605510         180            11      1606777         280            22      1630929
      81           11       1605514         181            11      1606781         281            22      1631180
      82           11       1605515         182            11      1606783         282            22      1631210
      83           11       1605517         183            11      1606785         283            22      1631219
      84           11       1605527         184            11      1606788         284            22      1631222
      85           11       1605532         185            11      1606789         285            22      1631223
      86           11       1606524         186            11      1606790         286            22      1631234
      87           11       1606528         187            11      1606791         287            22      1631550
      88           11       1606529         188            11      1606792         288            22      1631573
      89           11       1606534         189            11      1606793         289            22      1631714
      90           11       1606536         190            11      1606795         290            22      1631993
      91           11       1606537         191            11      1606796         291            22      1632007
      92           11       1606539         192            11      1606805         292            22      1632017
      93           11       1606544         193            11      1606806         293            22      1632020
      94           11       1606545         194            11      1606811         294            22      1632110
      95           11       1606549         195            11      1606814         295            22      1632173
      96           11       1606550         196            11      1606818         296            22      1632228
      97           11       1606551         197            11      1606822         297            22      1632321
      98           11       1606552         198            11      1606826         298            22      1632400
      99           11       1606554         199            11      1606831         299            22      1632415
     100           11       1606556         200            11      1606832         300            22      1632453
     301           22       1632461         401            22      1638520         501            22      1640284
     302           22       1632692         402            22      1638529         502            22      1640291
     303           22       1632694         403            22      1638588         503            22      1640295
     304           22       1632741         404            22      1638644         504            22      1640297
     305           22       1632746         405            22      1638647         505            22      1640388
     306           22       1632749         406            22      1638652         506            22      1640482
     307           22       1632753         407            22      1638655         507            22      1640560
     308           22       1632831         408            22      1638659         508            22      1640574
     309           22       1633055         409            22      1638660         509            22      1640718
     310           22       1633371         410            22      1638664         510            22      1640730
     311           22       1633423         411            22      1638665         511            22      1640857
     312           22       1633448         412            22      1638672         512            22      1640925
     313           22       1633463         413            22      1638679         513            22      1640961
     314           22       1633485         414            22      1638774         514            22      1640982
     315           22       1633536         415            22      1638785         515            22      1640990
     316           22       1633538         416            22      1638789         516            22      1641074
     317           22       1633551         417            22      1638844         517            22      1641137
     318           22       1633592         418            22      1638870         518            22      1641223
     319           22       1633906         419            22      1638942         519            22      1641342
     320           22       1633973         420            22      1638954         520            22      1641419
     321           22       1634012         421            22      1638961         521            22      1641424
     322           22       1634032         422            22      1638968         522            22      1641616
     323           22       1634071         423            22      1638969         523            22      1641628
     324           22       1634169         424            22      1638976         524            22      1641629
     325           22       1634267         425            22      1638980         525            22      1641631
     326           22       1634325         426            22      1638997         526            22      1641639
     327           22       1634383         427            22      1638999         527            22      1641665
     328           22       1634521         428            22      1639006         528            22      1641706
     329           22       1634584         429            22      1639013         529            22      1641740
     330           22       1634627         430            22      1639037         530            22      1641818
     331           22       1634639         431            22      1639087         531            22      1641838
     332           22       1634655         432            22      1639172         532            22      1641883
     333           22       1634720         433            22      1639231         533            22      1641916
     334           22       1634777         434            22      1639321         534            22      1641956
     335           22       1635814         435            22      1639380         535            22      1641994
     336           22       1635836         436            22      1639418         536            22      1642045
     337           22       1635974         437            22      1639429         537            22      1642122
     338           22       1635998         438            22      1639459         538            22      1642131
     339           22       1636103         439            22      1639469         539            22      1642180
     340           22       1636107         440            22      1639573         540            22      1642369
     341           22       1636117         441            22      1639580         541            22      1642371
     342           22       1636119         442            22      1639590         542            22      1642372
     343           22       1636230         443            22      1639599         543            22      1642377
     344           22       1636299         444            22      1639612         544            22      1642429
     345           22       1636300         445            22      1639613         545            22      1642461
     346           22       1636302         446            22      1639614         546            22      1642463
     347           22       1636312         447            22      1639623         547            22      1642485
     348           22       1636316         448            22      1639629         548            22      1642502
     349           22       1636317         449            22      1639630         549            22      1642511
     350           22       1636321         450            22      1639636         550            22      1642520
     351           22       1636324         451            22      1639649         551            22      1642532
     352           22       1636424         452            22      1639653         552            22      1642539
     353           22       1636571         453            22      1639657         553            22      1642556
     354           22       1636721         454            22      1639669         554            22      1642563
     355           22       1636738         455            22      1639670         555            22      1642577
     356           22       1636870         456            22      1639681         556            22      1642579
     357           22       1636930         457            22      1639684         557            22      1642603
     358           22       1636957         458            22      1639685         558            22      1642677
     359           22       1636990         459            22      1639688         559            22      1642683
     360           22       1637074         460            22      1639689         560            22      1642684
     361           22       1637116         461            22      1639691         561            22      1642709
     362           22       1637151         462            22      1639693         562            22      1642712
     363           22       1637612         463            22      1639694         563            22      1642855
     364           22       1637730         464            22      1639702         564            22      1642923
     365           22       1637743         465            22      1639706         565            22      1642959
     366           22       1637796         466            22      1639720         566            22      1642960
     367           22       1637864         467            22      1639751         567            22      1642967
     368           22       1637868         468            22      1639762         568            22      1642972
     369           22       1637877         469            22      1639778         569            22      1642976
     370           22       1638116         470            22      1639864         570            22      1643006
     371           22       1638129         471            22      1639868         571            22      1643008
     372           22       1638130         472            22      1639874         572            22      1643010
     373           22       1638134         473            22      1639880         573            22      1643017
     374           22       1638141         474            22      1639925         574            22      1643032
     375           22       1638156         475            22      1639966         575            22      1643112
     376           22       1638159         476            22      1640110         576            22      1643123
     377           22       1638161         477            22      1640153         577            22      1643127
     378           22       1638163         478            22      1640157         578            22      1643135
     379           22       1638165         479            22      1640160         579            22      1643138
     380           22       1638168         480            22      1640166         580            22      1643139
     381           22       1638170         481            22      1640192         581            22      1643147
     382           22       1638171         482            22      1640207         582            22      1643156
     383           22       1638174         483            22      1640209         583            22      1643161
     384           22       1638203         484            22      1640214         584            22      1643172
     385           22       1638267         485            22      1640215         585            22      1643173
     386           22       1638269         486            22      1640216         586            22      1643190
     387           22       1638287         487            22      1640217         587            22      1643197
     388           22       1638289         488            22      1640219         588            22      1643208
     389           22       1638306         489            22      1640220         589            22      1643260
     390           22       1638312         490            22      1640222         590            22      1643281
     391           22       1638325         491            22      1640224         591            22      1643292
     392           22       1638326         492            22      1640225         592            22      1643365
     393           22       1638347         493            22      1640226         593            22      1643388
     394           22       1638356         494            22      1640228         594            22      1643516
     395           22       1638363         495            22      1640231         595            22      1643617
     396           22       1638453         496            22      1640233         596            22      1643628
     397           22       1638496         497            22      1640245         597            22      1643668
     398           22       1638504         498            22      1640254         598            22      1644010
     399           22       1638508         499            22      1640255         599            22      1644503
     400           22       1638516         500            22      1640268         600            22      1644585

                                   EXHIBIT A
                           SCHEDULE OF MORTGAGE LOANS


                  INVEST                                 INVEST                                 INVEST
       #          MASTER    ACCOUNT          #           MASTER    ACCOUNT         #            MASTER    ACCOUNT
       -          ------    -------          -           ------    -------         -            ------    -------
     601           22       1645041         701            22      1648773         801            22      1649854
     602           22       1645616         702            22      1648788         802            22      1649893
     603           22       1645672         703            22      1648796         803            22      1649927
     604           22       1645691         704            22      1648810         804            22      1649930
     605           22       1645883         705            22      1648842         805            22      1649937
     606           22       1646009         706            22      1648943         806            22      1649941
     607           22       1646087         707            22      1648947         807            22      1649949
     608           22       1646309         708            22      1648949         808            22      1649960
     609           22       1646505         709            22      1648992         809            22      1649965
     610           22       1646520         710            22      1649002         810            22      1649979
     611           22       1646530         711            22      1649011         811            22      1649988
     612           22       1646534         712            22      1649021         812            22      1650001
     613           22       1646535         713            22      1649028         813            22      1650004
     614           22       1646745         714            22      1649034         814            22      1650027
     615           22       1646778         715            22      1649046         815            22      1650028
     616           22       1646826         716            22      1649049         816            22      1650033
     617           22       1646858         717            22      1649053         817            22      1650047
     618           22       1646860         718            22      1649121         818            22      1650052
     619           22       1646887         719            22      1649124         819            22      1650068
     620           22       1646936         720            22      1649127         820            22      1650069
     621           22       1646975         721            22      1649141         821            22      1650072
     622           22       1646982         722            22      1649143         822            22      1650074
     623           22       1646995         723            22      1649147         823            22      1650079
     624           22       1647030         724            22      1649150         824            22      1650094
     625           22       1647050         725            22      1649163         825            22      1650128
     626           22       1647061         726            22      1649169         826            22      1650129
     627           22       1647063         727            22      1649185         827            22      1650141
     628           22       1647065         728            22      1649191         828            22      1650144
     629           22       1647073         729            22      1649214         829            22      1650148
     630           22       1647133         730            22      1649232         830            22      1650153
     631           22       1647145         731            22      1649240         831            22      1650157
     632           22       1647146         732            22      1649250         832            22      1650158
     633           22       1647151         733            22      1649287         833            22      1650172
     634           22       1647152         734            22      1649298         834            22      1650175
     635           22       1647156         735            22      1649313         835            22      1650195
     636           22       1647160         736            22      1649330         836            22      1650199
     637           22       1647171         737            22      1649335         837            22      1650204
     638           22       1647186         738            22      1649349         838            22      1650216
     639           22       1647193         739            22      1649356         839            22      1650226
     640           22       1647319         740            22      1649357         840            22      1650235
     641           22       1647324         741            22      1649358         841            22      1650236
     642           22       1647340         742            22      1649362         842            22      1650245
     643           22       1647347         743            22      1649378         843            22      1650247
     644           22       1647391         744            22      1649387         844            22      1650257
     645           22       1647395         745            22      1649391         845            22      1650259
     646           22       1647414         746            22      1649393         846            22      1650268
     647           22       1647421         747            22      1649395         847            22      1650299
     648           22       1647771         748            22      1649396         848            22      1650362
     649           22       1647796         749            22      1649399         849            22      1650363
     650           22       1647849         750            22      1649406         850            22      1650364
     651           22       1647861         751            22      1649409         851            22      1650369
     652           22       1647892         752            22      1649417         852            22      1650373
     653           22       1647911         753            22      1649420         853            22      1650385
     654           22       1647980         754            22      1649421         854            22      1650404
     655           22       1648015         755            22      1649422         855            22      1650406
     656           22       1648057         756            22      1649425         856            22      1650408
     657           22       1648138         757            22      1649426         857            22      1650412
     658           22       1648206         758            22      1649451         858            22      1650445
     659           22       1648211         759            22      1649456         859            22      1650454
     660           22       1648228         760            22      1649458         860            22      1650458
     661           22       1648229         761            22      1649461         861            22      1650462
     662           22       1648243         762            22      1649462         862            22      1650491
     663           22       1648341         763            22      1649467         863            22      1650494
     664           22       1648343         764            22      1649486         864            22      1650496
     665           22       1648347         765            22      1649497         865            22      1650497
     666           22       1648353         766            22      1649503         866            22      1650574
     667           22       1648356         767            22      1649505         867            22      1650581
     668           22       1648361         768            22      1649506         868            22      1650583
     669           22       1648368         769            22      1649508         869            22      1650589
     670           22       1648371         770            22      1649511         870            22      1650594
     671           22       1648383         771            22      1649512         871            22      1650598
     672           22       1648388         772            22      1649516         872            22      1650601
     673           22       1648393         773            22      1649527         873            22      1650602
     674           22       1648463         774            22      1649528         874            22      1650603
     675           22       1648465         775            22      1649569         875            22      1650605
     676           22       1648471         776            22      1649571         876            22      1650606
     677           22       1648473         777            22      1649572         877            22      1650612
     678           22       1648482         778            22      1649577         878            22      1650615
     679           22       1648483         779            22      1649578         879            22      1650616
     680           22       1648500         780            22      1649579         880            22      1650618
     681           22       1648508         781            22      1649581         881            22      1650627
     682           22       1648509         782            22      1649584         882            22      1650630
     683           22       1648517         783            22      1649585         883            22      1650635
     684           22       1648520         784            22      1649586         884            22      1650638
     685           22       1648528         785            22      1649595         885            22      1650642
     686           22       1648558         786            22      1649597         886            22      1650645
     687           22       1648574         787            22      1649598         887            22      1650651
     688           22       1648581         788            22      1649603         888            22      1650655
     689           22       1648586         789            22      1649605         889            22      1650660
     690           22       1648587         790            22      1649650         890            22      1650661
     691           22       1648590         791            22      1649657         891            22      1650662
     692           22       1648600         792            22      1649669         892            22      1650666
     693           22       1648605         793            22      1649671         893            22      1650678
     694           22       1648641         794            22      1649751         894            22      1650681
     695           22       1648684         795            22      1649752         895            22      1650687
     696           22       1648706         796            22      1649783         896            22      1650704
     697           22       1648712         797            22      1649796         897            22      1650705
     698           22       1648735         798            22      1649806         898            22      1650729
     699           22       1648765         799            22      1649810         899            22      1650732
     700           22       1648766         800            22      1649835         900            22      1650738
     901           22       1650753       1,001           101      1603228       1,101           103      1607922
     902           22       1650757       1,002           101      1603372       1,102           103      1607926
     903           22       1650758       1,003           101      1603662       1,103           103      1608014
     904           22       1650762       1,004           101      1603842       1,104           103      1608031
     905           22       1650767       1,005           101      1603883       1,105           103      1608036
     906           22       1650774       1,006           101      1603996       1,106           103      1608054
     907           22       1650775       1,007           101      1604039       1,107           103      1608058
     908           22       1650778       1,008           101      1604052       1,108           103      1608138
     909           22       1650822       1,009           101      1604889       1,109           103      1608191
     910           22       1650840       1,010           101      1604891       1,110           103      1608262
     911           22       1650842       1,011           101      1605568       1,111           103      1608285
     912           22       1650843       1,012           101      1605572       1,112           103      1608351
     913           22       1650847       1,013           101      1605592       1,113           103      1608358
     914           22       1650848       1,014           101      1605594       1,114           103      1608415
     915           22       1650853       1,015           101      1605598       1,115           103      1608416
     916           22       1650867       1,016           101      1605600       1,116           103      1608479
     917           22       1650977       1,017           101      1605624       1,117           103      1608485
     918           22       1650986       1,018           101      1605656       1,118           103      1608533
     919           22       1651057       1,019           101      1605671       1,119           103      1608549
     920           22       1651119       1,020           101      1605679       1,120           103      1608578
     921           22       1651126       1,021           101      1605685       1,121           103      1608586
     922           22       1651144       1,022           101      1605695       1,122           103      1608606
     923           22       1651149       1,023           101      1605715       1,123           103      1608632
     924           22       1651190       1,024           101      1605957       1,124           103      1608681
     925           22       1651232       1,025           101      1605958       1,125           103      1608687
     926           22       1651263       1,026           101      1605959       1,126           103      1608688
     927           22       1651292       1,027           101      1605991       1,127           103      1608703
     928           22       1651329       1,028           101      1606540       1,128           103      1608704
     929           22       1651346       1,029           101      1606669       1,129           103      1608765
     930           22       1651372       1,030           101      1606725       1,130           103      1608774
     931           22       1651376       1,031           101      1606901       1,131           103      1608784
     932           22       1651402       1,032           101      1607000       1,132           103      1608787
     933           22       1651418       1,033           101      1607009       1,133           103      1608789
     934           22       1651436       1,034           101      1607066       1,134           103      1608794
     935           22       1651448       1,035           101      1607071       1,135           103      1608864
     936           22       1651460       1,036           101      1607107       1,136           103      1609009
     937           22       1651515       1,037           101      1607113       1,137           103      1609014
     938           22       1651516       1,038           101      1607168       1,138           103      1609054
     939           22       1651521       1,039           103      1605339       1,139           103      1609163
     940           22       1651534       1,040           103      1605364       1,140           103      1609194
     941           22       1651536       1,041           103      1605394       1,141           103      1609240
     942           22       1651539       1,042           103      1605445       1,142           103      1609241
     943           22       1651541       1,043           103      1605448       1,143           103      1609252
     944           22       1651554       1,044           103      1605479       1,144           103      1609286
     945           22       1651555       1,045           103      1605480       1,145           103      1609303
     946           22       1651560       1,046           103      1605481       1,146           103      1609318
     947           22       1651568       1,047           103      1605486       1,147           103      1609319
     948           22       1651576       1,048           103      1605489       1,148           103      1609341
     949           22       1651702       1,049           103      1605500       1,149           103      1609354
     950           22       1651865       1,050           103      1605647       1,150           103      1609369
     951           22       1651876       1,051           103      1605664       1,151           103      1609397
     952           22       1651919       1,052           103      1605681       1,152           103      1609453
     953           22       1651975       1,053           103      1605736       1,153           103      1609471
     954           22       1651990       1,054           103      1605741       1,154           103      1609499
     955           22       1651992       1,055           103      1605762       1,155           103      1609583
     956           22       1651993       1,056           103      1605776       1,156           103      1609708
     957           22       1651999       1,057           103      1605786       1,157           103      1609711
     958           22       1652000       1,058           103      1605790       1,158           103      1609780
     959           22       1652015       1,059           103      1605792       1,159           103      1609822
     960           22       1652017       1,060           103      1605834       1,160           103      1609841
     961           22       1652131       1,061           103      1605853       1,161           103      1609887
     962           22       1652133       1,062           103      1605876       1,162           103      1609889
     963           22       1652162       1,063           103      1605903       1,163           103      1609916
     964           22       1652172       1,064           103      1605922       1,164           103      1609918
     965           22       1652219       1,065           103      1605929       1,165           103      1609973
     966           22       1652280       1,066           103      1605934       1,166           103      1610014
     967           22       1652297       1,067           103      1606005       1,167           103      1610059
     968           22       1652341       1,068           103      1606008       1,168           103      1610110
     969           22       1652356       1,069           103      1606009       1,169           116      1608310
     970           22       1652372       1,070           103      1606022       1,170           116      1608406
     971           22       1652373       1,071           103      1606026       1,171           116      1608598
     972           22       1652440       1,072           103      1606033       1,172           116      1608699
     973           22      55600002       1,073           103      1606036       1,173           116      1608742
     974           22      55600012       1,074           103      1606312       1,174           116      1608772
     975           22      55600050       1,075           103      1606314       1,175           116      1608885
     976           22      55600055       1,076           103      1606319       1,176           116      1609064
     977           22      55600060       1,077           103      1606325       1,177           116      1609109
     978           22      55600063       1,078           103      1606335       1,178           116      1609117
     979           22      55600067       1,079           103      1606343       1,179           116      1609120
     980           22      55600071       1,080           103      1606775       1,180           116      1609147
     981           22      55600072       1,081           103      1607183       1,181           116      1609165
     982           22      55600075       1,082           103      1607194       1,182           116      1609221
     983           22      55600078       1,083           103      1607196       1,183           124      1605877
     984           22      55600099       1,084           103      1607744       1,184           124      1605987
     985           22      55600111       1,085           103      1607777       1,185           124      1606317
     986           22      55600127       1,086           103      1607780       1,186           124      1610252
     987           22      55600147       1,087           103      1607783       1,187           124      1610285
     988           22      55600178       1,088           103      1607800       1,188           124      1610830
     989           22      55600190       1,089           103      1607802       1,189           124      1610953
     990           22      55600205       1,090           103      1607809       1,190           124      1611073
     991           22      55600217       1,091           103      1607811       1,191           124      1611193
     992           22      55600269       1,092           103      1607817       1,192           124      1611485
     993           22      55600278       1,093           103      1607834       1,193           124      1629172
     994           22      55600342       1,094           103      1607839       1,194           124      1629175
     995           22      55600344       1,095           103      1607862       1,195           124      1629186
     996           22      55600351       1,096           103      1607875       1,196           124      1634092
     997          101       1600112       1,097           103      1607877       1,197           124      1634369
     998          101       1600318       1,098           103      1607903       1,198           124      1634381
     999          101       1603169       1,099           103      1607908       1,199           124      1639638
   1,000          101       1603200       1,100           103      1607909       1,200           124      1640096

                                   EXHIBIT A
                           SCHEDULE OF MORTGAGE LOANS


                  INVEST                                 INVEST                                 INVEST
       #          MASTER    ACCOUNT          #           MASTER    ACCOUNT         #            MASTER    ACCOUNT
       -          ------    -------          -           ------    -------         -            ------    -------
   1,201          124       1640609       1,301           124      1648447       1,401           124      1649869
   1,202          124       1641682       1,302           124      1648450       1,402           124      1649882
   1,203          124       1644379       1,303           124      1648475       1,403           124      1649942
   1,204          124       1644464       1,304           124      1648489       1,404           124      1649951
   1,205          124       1644544       1,305           124      1648491       1,405           124      1650017
   1,206          124       1644581       1,306           124      1648512       1,406           124      1650020
   1,207          124       1645636       1,307           124      1648516       1,407           124      1650031
   1,208          124       1646527       1,308           124      1648588       1,408           124      1650036
   1,209          124       1646834       1,309           124      1648595       1,409           124      1650037
   1,210          124       1646920       1,310           124      1648633       1,410           124      1650044
   1,211          124       1646935       1,311           124      1648686       1,411           124      1650045
   1,212          124       1646966       1,312           124      1648691       1,412           124      1650054
   1,213          124       1646993       1,313           124      1648805       1,413           124      1650056
   1,214          124       1647045       1,314           124      1649000       1,414           124      1650061
   1,215          124       1647054       1,315           124      1649001       1,415           124      1650075
   1,216          124       1647066       1,316           124      1649024       1,416           124      1650076
   1,217          124       1647128       1,317           124      1649032       1,417           124      1650080
   1,218          124       1647165       1,318           124      1649041       1,418           124      1650082
   1,219          124       1647167       1,319           124      1649052       1,419           124      1650086
   1,220          124       1647175       1,320           124      1649056       1,420           124      1650087
   1,221          124       1647179       1,321           124      1649065       1,421           124      1650090
   1,222          124       1647182       1,322           124      1649164       1,422           124      1650091
   1,223          124       1647184       1,323           124      1649192       1,423           124      1650105
   1,224          124       1647190       1,324           124      1649224       1,424           124      1650106
   1,225          124       1647196       1,325           124      1649226       1,425           124      1650131
   1,226          124       1647198       1,326           124      1649247       1,426           124      1650160
   1,227          124       1647200       1,327           124      1649259       1,427           124      1650162
   1,228          124       1647201       1,328           124      1649314       1,428           124      1650169
   1,229          124       1647202       1,329           124      1649323       1,429           124      1650174
   1,230          124       1647203       1,330           124      1649341       1,430           124      1650176
   1,231          124       1647209       1,331           124      1649359       1,431           124      1650177
   1,232          124       1647217       1,332           124      1649369       1,432           124      1650180
   1,233          124       1647218       1,333           124      1649389       1,433           124      1650190
   1,234          124       1647220       1,334           124      1649402       1,434           124      1650229
   1,235          124       1647221       1,335           124      1649419       1,435           124      1650249
   1,236          124       1647222       1,336           124      1649440       1,436           124      1650251
   1,237          124       1647223       1,337           124      1649453       1,437           124      1650261
   1,238          124       1647226       1,338           124      1649476       1,438           124      1650298
   1,239          124       1647228       1,339           124      1649479       1,439           124      1650305
   1,240          124       1647230       1,340           124      1649494       1,440           124      1650367
   1,241          124       1647233       1,341           124      1649498       1,441           124      1650397
   1,242          124       1647234       1,342           124      1649529       1,442           124      1650413
   1,243          124       1647236       1,343           124      1649530       1,443           124      1650418
   1,244          124       1647237       1,344           124      1649533       1,444           124      1650423
   1,245          124       1647238       1,345           124      1649534       1,445           124      1650439
   1,246          124       1647239       1,346           124      1649535       1,446           124      1650444
   1,247          124       1647240       1,347           124      1649536       1,447           124      1650448
   1,248          124       1647245       1,348           124      1649537       1,448           124      1650449
   1,249          124       1647246       1,349           124      1649541       1,449           124      1650453
   1,250          124       1647247       1,350           124      1649542       1,450           124      1650457
   1,251          124       1647248       1,351           124      1649544       1,451           124      1650470
   1,252          124       1647249       1,352           124      1649545       1,452           124      1650472
   1,253          124       1647251       1,353           124      1649547       1,453           124      1650473
   1,254          124       1647253       1,354           124      1649551       1,454           124      1650482
   1,255          124       1647254       1,355           124      1649552       1,455           124      1650489
   1,256          124       1647256       1,356           124      1649554       1,456           124      1650490
   1,257          124       1647257       1,357           124      1649558       1,457           124      1650492
   1,258          124       1647260       1,358           124      1649560       1,458           124      1650507
   1,259          124       1647262       1,359           124      1649561       1,459           124      1650515
   1,260          124       1647268       1,360           124      1649562       1,460           124      1650516
   1,261          124       1647270       1,361           124      1649564       1,461           124      1650519
   1,262          124       1647271       1,362           124      1649567       1,462           124      1650521
   1,263          124       1647272       1,363           124      1649602       1,463           124      1650522
   1,264          124       1647273       1,364           124      1649604       1,464           124      1650524
   1,265          124       1647275       1,365           124      1649606       1,465           124      1650527
   1,266          124       1647277       1,366           124      1649607       1,466           124      1650539
   1,267          124       1647281       1,367           124      1649608       1,467           124      1650542
   1,268          124       1647282       1,368           124      1649609       1,468           124      1650547
   1,269          124       1647283       1,369           124      1649612       1,469           124      1650549
   1,270          124       1647285       1,370           124      1649613       1,470           124      1650552
   1,271          124       1647286       1,371           124      1649614       1,471           124      1650554
   1,272          124       1647287       1,372           124      1649615       1,472           124      1650557
   1,273          124       1647288       1,373           124      1649618       1,473           124      1650558
   1,274          124       1647291       1,374           124      1649622       1,474           124      1650559
   1,275          124       1647292       1,375           124      1649627       1,475           124      1650560
   1,276          124       1647294       1,376           124      1649629       1,476           124      1650563
   1,277          124       1647295       1,377           124      1649631       1,477           124      1650565
   1,278          124       1647296       1,378           124      1649632       1,478           124      1650570
   1,279          124       1647297       1,379           124      1649634       1,479           124      1650573
   1,280          124       1647298       1,380           124      1649637       1,480           124      1650590
   1,281          124       1647299       1,381           124      1649638       1,481           124      1650591
   1,282          124       1647314       1,382           124      1649639       1,482           124      1650609
   1,283          124       1647635       1,383           124      1649642       1,483           124      1650614
   1,284          124       1648128       1,384           124      1649653       1,484           124      1650617
   1,285          124       1648171       1,385           124      1649658       1,485           124      1650622
   1,286          124       1648186       1,386           124      1649662       1,486           124      1650623
   1,287          124       1648200       1,387           124      1649673       1,487           124      1650644
   1,288          124       1648204       1,388           124      1649684       1,488           124      1650652
   1,289          124       1648230       1,389           124      1649690       1,489           124      1650658
   1,290          124       1648242       1,390           124      1649696       1,490           124      1650663
   1,291          124       1648345       1,391           124      1649704       1,491           124      1650675
   1,292          124       1648346       1,392           124      1649719       1,492           124      1650683
   1,293          124       1648355       1,393           124      1649737       1,493           124      1650684
   1,294          124       1648359       1,394           124      1649756       1,494           124      1650691
   1,295          124       1648366       1,395           124      1649763       1,495           124      1650694
   1,296          124       1648373       1,396           124      1649765       1,496           124      1650697
   1,297          124       1648375       1,397           124      1649769       1,497           124      1650701
   1,298          124       1648385       1,398           124      1649770       1,498           124      1650707
   1,299          124       1648402       1,399           124      1649784       1,499           124      1650711
   1,300          124       1648410       1,400           124      1649800       1,500           124      1650712
   1,501          124       1650713       1,601           124      1651135       1,701           124      1651471
   1,502          124       1650714       1,602           124      1651138       1,702           124      1651473
   1,503          124       1650716       1,603           124      1651140       1,703           124      1651474
   1,504          124       1650717       1,604           124      1651141       1,704           124      1651477
   1,505          124       1650721       1,605           124      1651143       1,705           124      1651478
   1,506          124       1650726       1,606           124      1651146       1,706           124      1651479
   1,507          124       1650727       1,607           124      1651147       1,707           124      1651480
   1,508          124       1650731       1,608           124      1651148       1,708           124      1651481
   1,509          124       1650734       1,609           124      1651150       1,709           124      1651483
   1,510          124       1650735       1,610           124      1651158       1,710           124      1651484
   1,511          124       1650736       1,611           124      1651159       1,711           124      1651485
   1,512          124       1650737       1,612           124      1651162       1,712           124      1651486
   1,513          124       1650739       1,613           124      1651171       1,713           124      1651494
   1,514          124       1650741       1,614           124      1651181       1,714           124      1651496
   1,515          124       1650748       1,615           124      1651186       1,715           124      1651498
   1,516          124       1650752       1,616           124      1651188       1,716           124      1651499
   1,517          124       1650759       1,617           124      1651197       1,717           124      1651501
   1,518          124       1650760       1,618           124      1651202       1,718           124      1651509
   1,519          124       1650764       1,619           124      1651203       1,719           124      1651512
   1,520          124       1650773       1,620           124      1651204       1,720           124      1651528
   1,521          124       1650779       1,621           124      1651209       1,721           124      1651531
   1,522          124       1650781       1,622           124      1651210       1,722           124      1651538
   1,523          124       1650786       1,623           124      1651215       1,723           124      1651540
   1,524          124       1650799       1,624           124      1651216       1,724           124      1651542
   1,525          124       1650801       1,625           124      1651221       1,725           124      1651544
   1,526          124       1650804       1,626           124      1651223       1,726           124      1651545
   1,527          124       1650807       1,627           124      1651225       1,727           124      1651551
   1,528          124       1650808       1,628           124      1651230       1,728           124      1651563
   1,529          124       1650809       1,629           124      1651233       1,729           124      1651564
   1,530          124       1650819       1,630           124      1651237       1,730           124      1651566
   1,531          124       1650820       1,631           124      1651240       1,731           124      1651567
   1,532          124       1650827       1,632           124      1651242       1,732           124      1651571
   1,533          124       1650829       1,633           124      1651243       1,733           124      1651572
   1,534          124       1650830       1,634           124      1651244       1,734           124      1651575
   1,535          124       1650832       1,635           124      1651246       1,735           124      1651579
   1,536          124       1650833       1,636           124      1651249       1,736           124      1651581
   1,537          124       1650837       1,637           124      1651253       1,737           124      1651582
   1,538          124       1650838       1,638           124      1651257       1,738           124      1651584
   1,539          124       1650839       1,639           124      1651259       1,739           124      1651587
   1,540          124       1650857       1,640           124      1651260       1,740           124      1651588
   1,541          124       1650859       1,641           124      1651261       1,741           124      1651590
   1,542          124       1650860       1,642           124      1651264       1,742           124      1651592
   1,543          124       1650864       1,643           124      1651267       1,743           124      1651594
   1,544          124       1650868       1,644           124      1651272       1,744           124      1651596
   1,545          124       1650873       1,645           124      1651281       1,745           124      1651597
   1,546          124       1650877       1,646           124      1651282       1,746           124      1651598
   1,547          124       1650878       1,647           124      1651288       1,747           124      1651608
   1,548          124       1650879       1,648           124      1651291       1,748           124      1651609
   1,549          124       1650880       1,649           124      1651293       1,749           124      1651610
   1,550          124       1650882       1,650           124      1651294       1,750           124      1651611
   1,551          124       1650883       1,651           124      1651296       1,751           124      1651618
   1,552          124       1650884       1,652           124      1651299       1,752           124      1651619
   1,553          124       1650915       1,653           124      1651300       1,753           124      1651622
   1,554          124       1650918       1,654           124      1651303       1,754           124      1651623
   1,555          124       1650923       1,655           124      1651307       1,755           124      1651626
   1,556          124       1650924       1,656           124      1651310       1,756           124      1651627
   1,557          124       1650925       1,657           124      1651313       1,757           124      1651628
   1,558          124       1650926       1,658           124      1651315       1,758           124      1651629
   1,559          124       1650927       1,659           124      1651317       1,759           124      1651631
   1,560          124       1650973       1,660           124      1651323       1,760           124      1651641
   1,561          124       1650984       1,661           124      1651325       1,761           124      1651680
   1,562          124       1650989       1,662           124      1651328       1,762           124      1651684
   1,563          124       1651014       1,663           124      1651331       1,763           124      1651685
   1,564          124       1651022       1,664           124      1651338       1,764           124      1651686
   1,565          124       1651023       1,665           124      1651340       1,765           124      1651689
   1,566          124       1651026       1,666           124      1651342       1,766           124      1651690
   1,567          124       1651027       1,667           124      1651349       1,767           124      1651693
   1,568          124       1651029       1,668           124      1651350       1,768           124      1651695
   1,569          124       1651030       1,669           124      1651369       1,769           124      1651698
   1,570          124       1651032       1,670           124      1651375       1,770           124      1651699
   1,571          124       1651034       1,671           124      1651380       1,771           124      1651700
   1,572          124       1651037       1,672           124      1651381       1,772           124      1651704
   1,573          124       1651046       1,673           124      1651388       1,773           124      1651705
   1,574          124       1651052       1,674           124      1651389       1,774           124      1651706
   1,575          124       1651064       1,675           124      1651390       1,775           124      1651712
   1,576          124       1651069       1,676           124      1651391       1,776           124      1651714
   1,577          124       1651073       1,677           124      1651395       1,777           124      1651720
   1,578          124       1651074       1,678           124      1651400       1,778           124      1651724
   1,579          124       1651081       1,679           124      1651401       1,779           124      1651727
   1,580          124       1651083       1,680           124      1651405       1,780           124      1651729
   1,581          124       1651084       1,681           124      1651407       1,781           124      1651730
   1,582          124       1651087       1,682           124      1651408       1,782           124      1651731
   1,583          124       1651089       1,683           124      1651409       1,783           124      1651733
   1,584          124       1651090       1,684           124      1651411       1,784           124      1651735
   1,585          124       1651092       1,685           124      1651412       1,785           124      1651737
   1,586          124       1651093       1,686           124      1651413       1,786           124      1651739
   1,587          124       1651094       1,687           124      1651417       1,787           124      1651740
   1,588          124       1651096       1,688           124      1651420       1,788           124      1651743
   1,589          124       1651098       1,689           124      1651421       1,789           124      1651749
   1,590          124       1651100       1,690           124      1651428       1,790           124      1651751
   1,591          124       1651102       1,691           124      1651437       1,791           124      1651752
   1,592          124       1651105       1,692           124      1651445       1,792           124      1651757
   1,593          124       1651106       1,693           124      1651446       1,793           124      1651758
   1,594          124       1651114       1,694           124      1651449       1,794           124      1651760
   1,595          124       1651118       1,695           124      1651450       1,795           124      1651763
   1,596          124       1651122       1,696           124      1651459       1,796           124      1651768
   1,597          124       1651123       1,697           124      1651462       1,797           124      1651769
   1,598          124       1651128       1,698           124      1651463       1,798           124      1651789
   1,599          124       1651131       1,699           124      1651468       1,799           124      1651790
   1,600          124       1651134       1,700           124      1651469       1,800           124      1651791

                                   EXHIBIT A
                           SCHEDULE OF MORTGAGE LOANS


                  INVEST                                 INVEST                                 INVEST
       #          MASTER    ACCOUNT          #           MASTER    ACCOUNT         #            MASTER    ACCOUNT
       -          ------    -------          -           ------    -------         -            ------    -------
   1,801          124       1651792       1,901           124      1652117       2,001           124      1652347
   1,802          124       1651793       1,902           124      1652118       2,002           124      1652348
   1,803          124       1651797       1,903           124      1652119       2,003           124      1652357
   1,804          124       1651803       1,904           124      1652120       2,004           124      1652358
   1,805          124       1651807       1,905           124      1652121       2,005           124      1652359
   1,806          124       1651810       1,906           124      1652122       2,006           124      1652360
   1,807          124       1651814       1,907           124      1652123       2,007           124      1652361
   1,808          124       1651819       1,908           124      1652124       2,008           124      1652369
   1,809          124       1651820       1,909           124      1652125       2,009           124      1652371
   1,810          124       1651823       1,910           124      1652139       2,010           124      1652375
   1,811          124       1651827       1,911           124      1652140       2,011           124      1652378
   1,812          124       1651830       1,912           124      1652143       2,012           124      1652379
   1,813          124       1651831       1,913           124      1652145       2,013           124      1652380
   1,814          124       1651837       1,914           124      1652146       2,014           124      1652382
   1,815          124       1651840       1,915           124      1652147       2,015           124      1652384
   1,816          124       1651842       1,916           124      1652156       2,016           124      1652385
   1,817          124       1651843       1,917           124      1652157       2,017           124      1652387
   1,818          124       1651844       1,918           124      1652158       2,018           124      1652388
   1,819          124       1651845       1,919           124      1652166       2,019           124      1652390
   1,820          124       1651847       1,920           124      1652167       2,020           124      1652392
   1,821          124       1651856       1,921           124      1652168       2,021           124      1652393
   1,822          124       1651862       1,922           124      1652171       2,022           124      1652394
   1,823          124       1651864       1,923           124      1652174       2,023           124      1652396
   1,824          124       1651867       1,924           124      1652175       2,024           124      1652397
   1,825          124       1651879       1,925           124      1652178       2,025           124      1652398
   1,826          124       1651880       1,926           124      1652181       2,026           124      1652400
   1,827          124       1651881       1,927           124      1652186       2,027           124      1652403
   1,828          124       1651882       1,928           124      1652192       2,028           124      1652404
   1,829          124       1651883       1,929           124      1652194       2,029           124      1652409
   1,830          124       1651886       1,930           124      1652197       2,030           124      1652411
   1,831          124       1651891       1,931           124      1652200       2,031           124      1652412
   1,832          124       1651892       1,932           124      1652201       2,032           124      1652413
   1,833          124       1651893       1,933           124      1652202       2,033           124      1652415
   1,834          124       1651894       1,934           124      1652206       2,034           124      1652417
   1,835          124       1651896       1,935           124      1652210       2,035           124      1652418
   1,836          124       1651900       1,936           124      1652211       2,036           124      1652421
   1,837          124       1651903       1,937           124      1652213       2,037           124      1652422
   1,838          124       1651904       1,938           124      1652215       2,038           124      1652423
   1,839          124       1651909       1,939           124      1652216       2,039           124      1652424
   1,840          124       1651910       1,940           124      1652218       2,040           124      1652425
   1,841          124       1651913       1,941           124      1652220       2,041           124      1652426
   1,842          124       1651920       1,942           124      1652221       2,042           124      1652427
   1,843          124       1651928       1,943           124      1652225       2,043           124      1652433
   1,844          124       1651933       1,944           124      1652227       2,044           124      1652434
   1,845          124       1651935       1,945           124      1652229       2,045           124      1652435
   1,846          124       1651936       1,946           124      1652230       2,046           124      1652439
   1,847          124       1651942       1,947           124      1652233       2,047           124      1652445
   1,848          124       1651944       1,948           124      1652234       2,048           124      1652453
   1,849          124       1651947       1,949           124      1652236       2,049           124      1652454
   1,850          124       1651950       1,950           124      1652239       2,050           124      1652455
   1,851          124       1651951       1,951           124      1652240       2,051           124      1652458
   1,852          124       1651958       1,952           124      1652247       2,052           124      1652460
   1,853          124       1651959       1,953           124      1652248       2,053           124      1652465
   1,854          124       1651963       1,954           124      1652250       2,054           124      1652467
   1,855          124       1651968       1,955           124      1652251       2,055           124      1652468
   1,856          124       1651969       1,956           124      1652256       2,056           124      1652469
   1,857          124       1651971       1,957           124      1652257       2,057           124      1652470
   1,858          124       1651972       1,958           124      1652260       2,058           124      1652476
   1,859          124       1651974       1,959           124      1652261       2,059           124      1652477
   1,860          124       1651977       1,960           124      1652268       2,060           124      1652478
   1,861          124       1651981       1,961           124      1652269       2,061           124      1652479
   1,862          124       1651986       1,962           124      1652270       2,062           124      1652480
   1,863          124       1651989       1,963           124      1652271       2,063           124      1652483
   1,864          124       1651998       1,964           124      1652273       2,064           124      1652485
   1,865          124       1652006       1,965           124      1652276       2,065           124      1652486
   1,866          124       1652010       1,966           124      1652277       2,066           124      1652487
   1,867          124       1652011       1,967           124      1652278       2,067           124      1652490
   1,868          124       1652013       1,968           124      1652279       2,068           124      1652492
   1,869          124       1652016       1,969           124      1652285       2,069           124      1652493
   1,870          124       1652018       1,970           124      1652286       2,070           124      1652494
   1,871          124       1652019       1,971           124      1652290       2,071           124      1652496
   1,872          124       1652023       1,972           124      1652292       2,072           124      1652497
   1,873          124       1652024       1,973           124      1652296       2,073           124      1652500
   1,874          124       1652032       1,974           124      1652300       2,074           124      1652501
   1,875          124       1652034       1,975           124      1652301       2,075           124      1652502
   1,876          124       1652035       1,976           124      1652302       2,076           124      1652511
   1,877          124       1652036       1,977           124      1652303       2,077           124      1652514
   1,878          124       1652037       1,978           124      1652304       2,078           124      1652515
   1,879          124       1652038       1,979           124      1652306       2,079           124      1652517
   1,880          124       1652039       1,980           124      1652307       2,080           124      1652518
   1,881          124       1652041       1,981           124      1652309       2,081           124      1652521
   1,882          124       1652081       1,982           124      1652312       2,082           124      1652522
   1,883          124       1652082       1,983           124      1652313       2,083           124      1652523
   1,884          124       1652085       1,984           124      1652314       2,084           124      1652526
   1,885          124       1652086       1,985           124      1652316       2,085           124      1652531
   1,886          124       1652087       1,986           124      1652317       2,086           124      1652534
   1,887          124       1652088       1,987           124      1652318       2,087           124      1652535
   1,888          124       1652089       1,988           124      1652322       2,088           124      1652537
   1,889          124       1652094       1,989           124      1652325       2,089           124      1652541
   1,890          124       1652095       1,990           124      1652326       2,090           124      1652544
   1,891          124       1652096       1,991           124      1652328       2,091           124      1652546
   1,892          124       1652099       1,992           124      1652329       2,092           124      1652547
   1,893          124       1652100       1,993           124      1652330       2,093           124      1652551
   1,894          124       1652102       1,994           124      1652334       2,094           124      1652553
   1,895          124       1652103       1,995           124      1652336       2,095           124      1652556
   1,896          124       1652104       1,996           124      1652337       2,096           124      1652557
   1,897          124       1652108       1,997           124      1652338       2,097           124      1652558
   1,898          124       1652110       1,998           124      1652339       2,098           124      1652559
   1,899          124       1652111       1,999           124      1652343       2,099           124      1652560
   1,900          124       1652112       2,000           124      1652345       2,100           124      1652650
   2,101          124       1652652       2,201           124      1652871       2,301           124      1653057
   2,102          124       1652653       2,202           124      1652872       2,302           124      1653058
   2,103          124       1652654       2,203           124      1652873       2,303           124      1653062
   2,104          124       1652655       2,204           124      1652877       2,304           124      1653067
   2,105          124       1652657       2,205           124      1652879       2,305           124      1653070
   2,106          124       1652663       2,206           124      1652880       2,306           124      1653073
   2,107          124       1652664       2,207           124      1652881       2,307           124      1653074
   2,108          124       1652665       2,208           124      1652884       2,308           124      1653076
   2,109          124       1652666       2,209           124      1652893       2,309           124      1653078
   2,110          124       1652668       2,210           124      1652897       2,310           124      1653081
   2,111          124       1652671       2,211           124      1652898       2,311           124      1653082
   2,112          124       1652674       2,212           124      1652900       2,312           124      1653086
   2,113          124       1652675       2,213           124      1652901       2,313           124      1653087
   2,114          124       1652676       2,214           124      1652902       2,314           124      1653221
   2,115          124       1652678       2,215           124      1652905       2,315           124      1653222
   2,116          124       1652681       2,216           124      1652906       2,316           124      1653224
   2,117          124       1652682       2,217           124      1652912       2,317           124      1653226
   2,118          124       1652683       2,218           124      1652914       2,318           124      1653229
   2,119          124       1652684       2,219           124      1652916       2,319           124      1653232
   2,120          124       1652693       2,220           124      1652917       2,320           124      1653233
   2,121          124       1652698       2,221           124      1652918       2,321           124      1653235
   2,122          124       1652700       2,222           124      1652920       2,322           124      1653236
   2,123          124       1652702       2,223           124      1652923       2,323           124      1653238
   2,124          124       1652703       2,224           124      1652924       2,324           124      1653239
   2,125          124       1652705       2,225           124      1652925       2,325           124      1653240
   2,126          124       1652706       2,226           124      1652926       2,326           124      1653241
   2,127          124       1652707       2,227           124      1652928       2,327           124      1653243
   2,128          124       1652708       2,228           124      1652929       2,328           124      1653245
   2,129          124       1652709       2,229           124      1652931       2,329           124      1653247
   2,130          124       1652710       2,230           124      1652932       2,330           124      1653251
   2,131          124       1652711       2,231           124      1652934       2,331           124      1653252
   2,132          124       1652712       2,232           124      1652935       2,332           124      1653254
   2,133          124       1652717       2,233           124      1652936       2,333           124      1653257
   2,134          124       1652720       2,234           124      1652937       2,334           124      1653258
   2,135          124       1652724       2,235           124      1652938       2,335           124      1653259
   2,136          124       1652725       2,236           124      1652939       2,336           124      1653260
   2,137          124       1652726       2,237           124      1652940       2,337           124      1653263
   2,138          124       1652727       2,238           124      1652941       2,338           124      1653264
   2,139          124       1652728       2,239           124      1652943       2,339           124      1653265
   2,140          124       1652730       2,240           124      1652944       2,340           124      1653266
   2,141          124       1652731       2,241           124      1652945       2,341           124      1653267
   2,142          124       1652732       2,242           124      1652946       2,342           124      1653270
   2,143          124       1652733       2,243           124      1652947       2,343           124      1653271
   2,144          124       1652735       2,244           124      1652948       2,344           124      1653273
   2,145          124       1652736       2,245           124      1652950       2,345           124      1653277
   2,146          124       1652741       2,246           124      1652951       2,346           124      1653278
   2,147          124       1652744       2,247           124      1652952       2,347           124      1653280
   2,148          124       1652745       2,248           124      1652953       2,348           124      1653281
   2,149          124       1652746       2,249           124      1652954       2,349           124      1653282
   2,150          124       1652747       2,250           124      1652957       2,350           124      1653283
   2,151          124       1652753       2,251           124      1652958       2,351           124      1653284
   2,152          124       1652754       2,252           124      1652960       2,352           124      1653285
   2,153          124       1652755       2,253           124      1652961       2,353           124      1653287
   2,154          124       1652756       2,254           124      1652962       2,354           124      1653288
   2,155          124       1652759       2,255           124      1652963       2,355           124      1653289
   2,156          124       1652760       2,256           124      1652965       2,356           124      1653291
   2,157          124       1652761       2,257           124      1652969       2,357           124      1653293
   2,158          124       1652762       2,258           124      1652970       2,358           124      1653294
   2,159          124       1652763       2,259           124      1652976       2,359           124      1653297
   2,160          124       1652766       2,260           124      1652977       2,360           124      1653298
   2,161          124       1652767       2,261           124      1652978       2,361           124     54600000
   2,162          124       1652768       2,262           124      1652979       2,362           124     54600001
   2,163          124       1652769       2,263           124      1652982       2,363           124     54600003
   2,164          124       1652771       2,264           124      1652986       2,364           124     54600004
   2,165          124       1652772       2,265           124      1652988       2,365           124     54600005
   2,166          124       1652775       2,266           124      1652989       2,366           124     54600008
   2,167          124       1652776       2,267           124      1652992       2,367           124     54600009
   2,168          124       1652778       2,268           124      1652997       2,368           124     54600010
   2,169          124       1652779       2,269           124      1652999       2,369           124     54600011
   2,170          124       1652781       2,270           124      1653002       2,370           124     54600012
   2,171          124       1652782       2,271           124      1653006       2,371           124     54600013
   2,172          124       1652783       2,272           124      1653007       2,372           124     54600014
   2,173          124       1652784       2,273           124      1653008       2,373           124     54600015
   2,174          124       1652785       2,274           124      1653010       2,374           124     54600016
   2,175          124       1652788       2,275           124      1653014       2,375           124     54600017
   2,176          124       1652789       2,276           124      1653015       2,376           124     54600019
   2,177          124       1652790       2,277           124      1653016       2,377           124     54600020
   2,178          124       1652792       2,278           124      1653018       2,378           124     54600021
   2,179          124       1652794       2,279           124      1653019       2,379           124     54600022
   2,180          124       1652796       2,280           124      1653021       2,380           124     54600023
   2,181          124       1652798       2,281           124      1653024       2,381           124     54600025
   2,182          124       1652800       2,282           124      1653025       2,382           124     54600027
   2,183          124       1652801       2,283           124      1653028       2,383           124     54600028
   2,184          124       1652802       2,284           124      1653029       2,384           124     54600030
   2,185          124       1652803       2,285           124      1653031       2,385           124     54600032
   2,186          124       1652825       2,286           124      1653032       2,386           124     54600034
   2,187          124       1652830       2,287           124      1653034       2,387           124     54600035
   2,188          124       1652832       2,288           124      1653035       2,388           124     54600037
   2,189          124       1652833       2,289           124      1653036       2,389           124     54600039
   2,190          124       1652834       2,290           124      1653037       2,390           124     54600040
   2,191          124       1652837       2,291           124      1653038       2,391           124     54600041
   2,192          124       1652842       2,292           124      1653044       2,392           124     54600044
   2,193          124       1652843       2,293           124      1653045       2,393           124     54600046
   2,194          124       1652845       2,294           124      1653048       2,394           124     54600050
   2,195          124       1652849       2,295           124      1653049       2,395           124     54600051
   2,196          124       1652855       2,296           124      1653050       2,396           124     54600052
   2,197          124       1652856       2,297           124      1653051       2,397           124     54600053
   2,198          124       1652857       2,298           124      1653052       2,398           124     54600054
   2,199          124       1652864       2,299           124      1653053       2,399           124     54600056
   2,200          124       1652866       2,300           124      1653054       2,400           124     54600058

                                   EXHIBIT A
                           SCHEDULE OF MORTGAGE LOANS


                  INVEST                                 INVEST                                 INVEST
       #          MASTER    ACCOUNT          #           MASTER    ACCOUNT         #            MASTER    ACCOUNT
       -          ------    -------          -           ------    -------         -            ------    -------
   2,401          124      54600059       2,501           124     54600207       2,601           124     54600351
   2,402          124      54600060       2,502           124     54600208       2,602           124     54600354
   2,403          124      54600061       2,503           124     54600213       2,603           124     54600356
   2,404          124      54600062       2,504           124     54600214       2,604           124     54600359
   2,405          124      54600063       2,505           124     54600215       2,605           124     54600360
   2,406          124      54600067       2,506           124     54600216       2,606           124     54600361
   2,407          124      54600068       2,507           124     54600217       2,607           124     54600362
   2,408          124      54600072       2,508           124     54600219       2,608           124     54600364
   2,409          124      54600075       2,509           124     54600221       2,609           124     54600365
   2,410          124      54600076       2,510           124     54600222       2,610           124     54600366
   2,411          124      54600077       2,511           124     54600224       2,611           124     54600367
   2,412          124      54600078       2,512           124     54600227       2,612           124     54600369
   2,413          124      54600079       2,513           124     54600228       2,613           124     54600371
   2,414          124      54600080       2,514           124     54600230       2,614           124     54600372
   2,415          124      54600082       2,515           124     54600232       2,615           124     54600373
   2,416          124      54600083       2,516           124     54600233       2,616           124     54600375
   2,417          124      54600084       2,517           124     54600234       2,617           124     54600376
   2,418          124      54600085       2,518           124     54600235       2,618           124     54600377
   2,419          124      54600086       2,519           124     54600237       2,619           124     54600379
   2,420          124      54600087       2,520           124     54600238       2,620           124     54600380
   2,421          124      54600088       2,521           124     54600239       2,621           124     54600381
   2,422          124      54600090       2,522           124     54600240       2,622           124     54600382
   2,423          124      54600093       2,523           124     54600241       2,623           124     54600384
   2,424          124      54600095       2,524           124     54600242       2,624           124     54600386
   2,425          124      54600096       2,525           124     54600243       2,625           124     54600388
   2,426          124      54600097       2,526           124     54600244       2,626           124     54600389
   2,427          124      54600098       2,527           124     54600245       2,627           124     54600390
   2,428          124      54600099       2,528           124     54600246       2,628           124     54600393
   2,429          124      54600105       2,529           124     54600248       2,629           124     54600394
   2,430          124      54600106       2,530           124     54600249       2,630           124     54600395
   2,431          124      54600107       2,531           124     54600250       2,631           124     54600397
   2,432          124      54600108       2,532           124     54600252       2,632           124     54600398
   2,433          124      54600109       2,533           124     54600254       2,633           124     54600399
   2,434          124      54600111       2,534           124     54600257       2,634           124     54600401
   2,435          124      54600113       2,535           124     54600259       2,635           124     54600402
   2,436          124      54600114       2,536           124     54600260       2,636           124     54600403
   2,437          124      54600115       2,537           124     54600262       2,637           124     54600404
   2,438          124      54600118       2,538           124     54600263       2,638           124     54600409
   2,439          124      54600119       2,539           124     54600264       2,639           124     54600410
   2,440          124      54600120       2,540           124     54600265       2,640           124     54600411
   2,441          124      54600121       2,541           124     54600266       2,641           124     54600412
   2,442          124      54600122       2,542           124     54600268       2,642           124     54600413
   2,443          124      54600127       2,543           124     54600269       2,643           124     54600414
   2,444          124      54600128       2,544           124     54600271       2,644           124     54600415
   2,445          124      54600131       2,545           124     54600272       2,645           124     54600418
   2,446          124      54600132       2,546           124     54600273       2,646           124     54600419
   2,447          124      54600134       2,547           124     54600274       2,647           124     54600420
   2,448          124      54600135       2,548           124     54600275       2,648           124     54600421
   2,449          124      54600136       2,549           124     54600276       2,649           124     54600423
   2,450          124      54600141       2,550           124     54600277       2,650           124     54600425
   2,451          124      54600142       2,551           124     54600278       2,651           124     54600426
   2,452          124      54600144       2,552           124     54600279       2,652           124     54600427
   2,453          124      54600145       2,553           124     54600280       2,653           124     54600428
   2,454          124      54600147       2,554           124     54600281       2,654           124     54600430
   2,455          124      54600148       2,555           124     54600282       2,655           124     54600432
   2,456          124      54600149       2,556           124     54600285       2,656           124     54600434
   2,457          124      54600150       2,557           124     54600286       2,657           124     54600435
   2,458          124      54600151       2,558           124     54600287       2,658           124     54600436
   2,459          124      54600152       2,559           124     54600288       2,659           124     54600437
   2,460          124      54600154       2,560           124     54600289       2,660           124     54600438
   2,461          124      54600155       2,561           124     54600291       2,661           124     54600439
   2,462          124      54600157       2,562           124     54600295       2,662           124     54600441
   2,463          124      54600158       2,563           124     54600296       2,663           124     54600442
   2,464          124      54600159       2,564           124     54600297       2,664           124     54600443
   2,465          124      54600160       2,565           124     54600299       2,665           124     54600444
   2,466          124      54600162       2,566           124     54600301       2,666           124     54600445
   2,467          124      54600163       2,567           124     54600302       2,667           124     54600447
   2,468          124      54600166       2,568           124     54600303       2,668           124     54600448
   2,469          124      54600167       2,569           124     54600304       2,669           124     54600449
   2,470          124      54600168       2,570           124     54600306       2,670           124     54600450
   2,471          124      54600169       2,571           124     54600307       2,671           124     54600452
   2,472          124      54600170       2,572           124     54600309       2,672           124     54600453
   2,473          124      54600171       2,573           124     54600310       2,673           124     54600454
   2,474          124      54600173       2,574           124     54600311       2,674           124     54600455
   2,475          124      54600175       2,575           124     54600312       2,675           124     54600456
   2,476          124      54600176       2,576           124     54600313       2,676           124     54600458
   2,477          124      54600178       2,577           124     54600316       2,677           124     54600460
   2,478          124      54600179       2,578           124     54600317       2,678           124     54600461
   2,479          124      54600180       2,579           124     54600318       2,679           124     54600463
   2,480          124      54600182       2,580           124     54600319       2,680           124     54600467
   2,481          124      54600183       2,581           124     54600320       2,681           124     54600468
   2,482          124      54600184       2,582           124     54600321       2,682           124     54600469
   2,483          124      54600186       2,583           124     54600322       2,683           124     54600470
   2,484          124      54600187       2,584           124     54600324       2,684           124     54600472
   2,485          124      54600188       2,585           124     54600326       2,685           124     54600473
   2,486          124      54600189       2,586           124     54600328       2,686           124     54600474
   2,487          124      54600190       2,587           124     54600329       2,687           124     54600475
   2,488          124      54600191       2,588           124     54600331       2,688           124     54600476
   2,489          124      54600192       2,589           124     54600332       2,689           124     54600477
   2,490          124      54600193       2,590           124     54600333       2,690           124     54600478
   2,491          124      54600194       2,591           124     54600334       2,691           124     54600479
   2,492          124      54600195       2,592           124     54600336       2,692           124     54600483
   2,493          124      54600196       2,593           124     54600340       2,693           124     54600486
   2,494          124      54600197       2,594           124     54600342       2,694           124     54600487
   2,495          124      54600198       2,595           124     54600343       2,695           124     54600488
   2,496          124      54600199       2,596           124     54600346       2,696           124     54600489
   2,497          124      54600201       2,597           124     54600347       2,697           124     54600491
   2,498          124      54600202       2,598           124     54600348       2,698           124     54600492
   2,499          124      54600204       2,599           124     54600349       2,699           124     54600493
   2,500          124      54600205       2,600           124     54600350       2,700           124     54600494
   2,701          124      54600495       2,801           124     54600655       2,901           124     55600315
   2,702          124      54600496       2,802           124     54600657       2,902           124     55600317
   2,703          124      54600497       2,803           124     54600658       2,903           124     55600321
   2,704          124      54600501       2,804           124     54600660       2,904           124     55600322
   2,705          124      54600503       2,805           124     54600664       2,905           124     55600324
   2,706          124      54600504       2,806           124     54600668       2,906           124     55600325
   2,707          124      54600505       2,807           124     54600672       2,907           124     55600329
   2,708          124      54600506       2,808           124     54600675       2,908           124     55600330
   2,709          124      54600507       2,809           124     55600007       2,909           124     55600333
   2,710          124      54600508       2,810           124     55600015       2,910           124     55600334
   2,711          124      54600509       2,811           124     55600019       2,911           124     55600335
   2,712          124      54600510       2,812           124     55600025       2,912           124     55600337
   2,713          124      54600511       2,813           124     55600042       2,913           124     55600340
   2,714          124      54600513       2,814           124     55600056       2,914           124     55600341
   2,715          124      54600514       2,815           124     55600065       2,915           124     55600345
   2,716          124      54600518       2,816           124     55600069       2,916           124     55600346
   2,717          124      54600519       2,817           124     55600076       2,917           124     55600349
   2,718          124      54600521       2,818           124     55600079       2,918           124     55600352
   2,719          124      54600523       2,819           124     55600080       2,919           124     55600355
   2,720          124      54600524       2,820           124     55600088       2,920           124     55600360
   2,721          124      54600525       2,821           124     55600090       2,921           124     55600364
   2,722          124      54600526       2,822           124     55600093       2,922           124     55600366
   2,723          124      54600527       2,823           124     55600094       2,923           124     55600367
   2,724          124      54600528       2,824           124     55600096       2,924           124     55600368
   2,725          124      54600529       2,825           124     55600097       2,925           124     55600371
   2,726          124      54600530       2,826           124     55600104       2,926           124     55600372
   2,727          124      54600531       2,827           124     55600108       2,927           124     55600374
   2,728          124      54600536       2,828           124     55600115       2,928           124     55600381
   2,729          124      54600537       2,829           124     55600116       2,929           124     55600382
   2,730          124      54600538       2,830           124     55600128       2,930           124     55600384
   2,731          124      54600540       2,831           124     55600129       2,931           124     55600386
   2,732          124      54600541       2,832           124     55600131       2,932           124     55600387
   2,733          124      54600542       2,833           124     55600132       2,933           124     55600390
   2,734          124      54600543       2,834           124     55600134       2,934           124     55600391
   2,735          124      54600544       2,835           124     55600138       2,935           124     55600396
   2,736          124      54600546       2,836           124     55600139       2,936           124     55600399
   2,737          124      54600549       2,837           124     55600140       2,937           124     55600401
   2,738          124      54600550       2,838           124     55600145       2,938           124     55600402
   2,739          124      54600551       2,839           124     55600160       2,939           124     55600403
   2,740          124      54600552       2,840           124     55600161       2,940           124     55600404
   2,741          124      54600553       2,841           124     55600162       2,941           124     55600407
   2,742          124      54600555       2,842           124     55600167       2,942           124     55600408
   2,743          124      54600558       2,843           124     55600168       2,943           124     55600410
   2,744          124      54600561       2,844           124     55600169       2,944           124     55600411
   2,745          124      54600562       2,845           124     55600170       2,945           124     55600412
   2,746          124      54600564       2,846           124     55600171       2,946           124     55600413
   2,747          124      54600565       2,847           124     55600172       2,947           124     55600414
   2,748          124      54600566       2,848           124     55600175       2,948           124     55600416
   2,749          124      54600568       2,849           124     55600179       2,949           124     55600418
   2,750          124      54600569       2,850           124     55600185       2,950           124     55600420
   2,751          124      54600571       2,851           124     55600186       2,951           124     55600422
   2,752          124      54600572       2,852           124     55600187       2,952           124     55600423
   2,753          124      54600573       2,853           124     55600189       2,953           124     55600425
   2,754          124      54600574       2,854           124     55600193       2,954           124     55600426
   2,755          124      54600579       2,855           124     55600194       2,955           124     55600428
   2,756          124      54600580       2,856           124     55600195       2,956           124     55600433
   2,757          124      54600582       2,857           124     55600197       2,957           124     55600434
   2,758          124      54600583       2,858           124     55600203       2,958           124     55600435
   2,759          124      54600584       2,859           124     55600207       2,959           124     55600436
   2,760          124      54600585       2,860           124     55600208       2,960           124     55600437
   2,761          124      54600586       2,861           124     55600209       2,961           124     55600438
   2,762          124      54600587       2,862           124     55600211       2,962           124     55600440
   2,763          124      54600588       2,863           124     55600212       2,963           124     55600441
   2,764          124      54600589       2,864           124     55600213       2,964           124     55600442
   2,765          124      54600590       2,865           124     55600214       2,965           124     55600444
   2,766          124      54600591       2,866           124     55600215       2,966           124     55600445
   2,767          124      54600593       2,867           124     55600221       2,967           124     55600446
   2,768          124      54600594       2,868           124     55600222       2,968           124     55600447
   2,769          124      54600595       2,869           124     55600231       2,969           124     55600448
   2,770          124      54600596       2,870           124     55600233       2,970           124     55600449
   2,771          124      54600597       2,871           124     55600234       2,971           124     55600450
   2,772          124      54600598       2,872           124     55600235       2,972           124     55600451
   2,773          124      54600599       2,873           124     55600239       2,973           124     55600455
   2,774          124      54600602       2,874           124     55600240       2,974           124     55600457
   2,775          124      54600605       2,875           124     55600243       2,975           124     55600458
   2,776          124      54600606       2,876           124     55600249       2,976           124     55600462
   2,777          124      54600607       2,877           124     55600257       2,977           124     55600463
   2,778          124      54600609       2,878           124     55600260       2,978           124     55600465
   2,779          124      54600610       2,879           124     55600261       2,979           124     55600466
   2,780          124      54600611       2,880           124     55600262       2,980           124     55600467
   2,781          124      54600612       2,881           124     55600263       2,981           124     55600468
   2,782          124      54600613       2,882           124     55600264       2,982           124     55600469
   2,783          124      54600614       2,883           124     55600266       2,983           124     55600470
   2,784          124      54600617       2,884           124     55600267       2,984           124     55600472
   2,785          124      54600618       2,885           124     55600274       2,985           124     55600473
   2,786          124      54600620       2,886           124     55600280       2,986           124     55600474
   2,787          124      54600621       2,887           124     55600281       2,987           124     55600475
   2,788          124      54600623       2,888           124     55600284       2,988           124     55600478
   2,789          124      54600626       2,889           124     55600285       2,989           124     55600479
   2,790          124      54600627       2,890           124     55600288       2,990           124     55600480
   2,791          124      54600631       2,891           124     55600291       2,991           124     55600481
   2,792          124      54600633       2,892           124     55600292       2,992           124     55600482
   2,793          124      54600635       2,893           124     55600294       2,993           124     55600487
   2,794          124      54600638       2,894           124     55600304       2,994           124     55600489
   2,795          124      54600639       2,895           124     55600306       2,995           124     55600490
   2,796          124      54600640       2,896           124     55600308       2,996           124     55600491
   2,797          124      54600641       2,897           124     55600310       2,997           124     55600493
   2,798          124      54600645       2,898           124     55600311       2,998           124     55600494
   2,799          124      54600646       2,899           124     55600312       2,999           124     55600495
   2,800          124      54600648       2,900           124     55600313       3,000           124     55600496

                                   EXHIBIT A
                           SCHEDULE OF MORTGAGE LOANS


                  INVEST                                 INVEST                                 INVEST
       #          MASTER    ACCOUNT          #           MASTER    ACCOUNT         #            MASTER    ACCOUNT
       -          ------    -------          -           ------    -------         -            ------    -------
   3,001          124      55600497       3,101           124     55600661       3,201           124     57600121
   3,002          124      55600498       3,102           124     55600662       3,202           124     57600123
   3,003          124      55600499       3,103           124     55600663       3,203           124     57600125
   3,004          124      55600500       3,104           124     55600664       3,204           124     57600127
   3,005          124      55600501       3,105           124     55600665       3,205           124     57600128
   3,006          124      55600502       3,106           124     55600667       3,206           124     57600129
   3,007          124      55600503       3,107           124     55600670       3,207           124     57600130
   3,008          124      55600505       3,108           124     55600671       3,208           124     57600132
   3,009          124      55600507       3,109           124     55600672       3,209           124     57600133
   3,010          124      55600508       3,110           124     55600674       3,210           124     57600134
   3,011          124      55600511       3,111           124     55600675       3,211           124     57600137
   3,012          124      55600514       3,112           124     55600676       3,212           124     57600141
   3,013          124      55600520       3,113           124     55600680       3,213           124     57600143
   3,014          124      55600521       3,114           124     55600681       3,214           124     57600145
   3,015          124      55600523       3,115           124     55600688       3,215           124     57600146
   3,016          124      55600526       3,116           124     56600002       3,216           124     57600148
   3,017          124      55600527       3,117           124     56600003       3,217           124     57600149
   3,018          124      55600528       3,118           124     56600005       3,218           124     57600150
   3,019          124      55600529       3,119           124     56600009       3,219           124     57600151
   3,020          124      55600530       3,120           124     57600001       3,220           124     57600152
   3,021          124      55600531       3,121           124     57600003       3,221           124     57600153
   3,022          124      55600532       3,122           124     57600004       3,222           124     57600154
   3,023          124      55600533       3,123           124     57600005       3,223           124     57600155
   3,024          124      55600534       3,124           124     57600006       3,224           124     57600156
   3,025          124      55600536       3,125           124     57600007       3,225           124     57600157
   3,026          124      55600537       3,126           124     57600010       3,226           124     57600158
   3,027          124      55600538       3,127           124     57600011       3,227           124     57600159
   3,028          124      55600540       3,128           124     57600013       3,228           124     57600161
   3,029          124      55600541       3,129           124     57600014       3,229           124     57600163
   3,030          124      55600544       3,130           124     57600015       3,230           124     57600164
   3,031          124      55600545       3,131           124     57600016       3,231           124     57600166
   3,032          124      55600550       3,132           124     57600017       3,232           124     57600168
   3,033          124      55600551       3,133           124     57600020       3,233           124     57600173
   3,034          124      55600552       3,134           124     57600021       3,234           124     57600178
   3,035          124      55600553       3,135           124     57600022       3,235           124     57600180
   3,036          124      55600554       3,136           124     57600025       3,236           124     57600182
   3,037          124      55600555       3,137           124     57600026       3,237           124     57600187
   3,038          124      55600556       3,138           124     57600030       3,238           124     57600192
   3,039          124      55600557       3,139           124     57600033       3,239           124     57600193
   3,040          124      55600558       3,140           124     57600034       3,240           124     57600195
   3,041          124      55600559       3,141           124     57600035       3,241           124     58600000
   3,042          124      55600560       3,142           124     57600038       3,242           124     58600001
   3,043          124      55600561       3,143           124     57600039       3,243           124     58600003
   3,044          124      55600565       3,144           124     57600040       3,244           124     58600006
   3,045          124      55600566       3,145           124     57600041       3,245           124     58600007
   3,046          124      55600567       3,146           124     57600042       3,246           124     58600010
   3,047          124      55600568       3,147           124     57600044       3,247           124     58600011
   3,048          124      55600569       3,148           124     57600045       3,248           124     58600012
   3,049          124      55600570       3,149           124     57600046       3,249           124     58600014
   3,050          124      55600571       3,150           124     57600047       3,250           124     58600016
   3,051          124      55600574       3,151           124     57600048       3,251           124     58600017
   3,052          124      55600575       3,152           124     57600049       3,252           124     58600018
   3,053          124      55600576       3,153           124     57600052       3,253           124     58600019
   3,054          124      55600577       3,154           124     57600053       3,254           124     58600020
   3,055          124      55600578       3,155           124     57600056       3,255           124     58600021
   3,056          124      55600584       3,156           124     57600057       3,256           124     58600022
   3,057          124      55600585       3,157           124     57600058       3,257           124     58600023
   3,058          124      55600587       3,158           124     57600059       3,258           124     58600024
   3,059          124      55600588       3,159           124     57600060       3,259           124     58600025
   3,060          124      55600591       3,160           124     57600062       3,260           124     58600027
   3,061          124      55600593       3,161           124     57600063       3,261           124     58600029
   3,062          124      55600594       3,162           124     57600065       3,262           124     58600035
   3,063          124      55600595       3,163           124     57600066       3,263           124     58600036
   3,064          124      55600596       3,164           124     57600067       3,264           124     58600039
   3,065          124      55600597       3,165           124     57600070       3,265           124     58600040
   3,066          124      55600599       3,166           124     57600072       3,266           124     58600043
   3,067          124      55600600       3,167           124     57600073       3,267           124     58600044
   3,068          124      55600602       3,168           124     57600075       3,268           124     58600045
   3,069          124      55600603       3,169           124     57600077       3,269           124     58600047
   3,070          124      55600604       3,170           124     57600078       3,270           124     58600048
   3,071          124      55600605       3,171           124     57600079       3,271           124     58600049
   3,072          124      55600606       3,172           124     57600080       3,272           124     58600052
   3,073          124      55600608       3,173           124     57600083       3,273           124     58600056
   3,074          124      55600609       3,174           124     57600084       3,274           124     58600057
   3,075          124      55600611       3,175           124     57600085       3,275           124     58600058
   3,076          124      55600613       3,176           124     57600086       3,276           124     58600064
   3,077          124      55600623       3,177           124     57600089       3,277           124     58600066
   3,078          124      55600626       3,178           124     57600090       3,278           124     58600067
   3,079          124      55600627       3,179           124     57600091       3,279           124     58600068
   3,080          124      55600628       3,180           124     57600093       3,280           124     58600069
   3,081          124      55600629       3,181           124     57600094       3,281           124     58600070
   3,082          124      55600630       3,182           124     57600097       3,282           124     58600071
   3,083          124      55600631       3,183           124     57600098       3,283           124     58600072
   3,084          124      55600632       3,184           124     57600099       3,284           124     58600073
   3,085          124      55600633       3,185           124     57600101       3,285           124     58600074
   3,086          124      55600634       3,186           124     57600102       3,286           124     58600075
   3,087          124      55600635       3,187           124     57600103       3,287           124     58600078
   3,088          124      55600637       3,188           124     57600106       3,288           124     58600081
   3,089          124      55600638       3,189           124     57600107       3,289           124     58600085
   3,090          124      55600639       3,190           124     57600108       3,290           124     58600087
   3,091          124      55600640       3,191           124     57600109       3,291           124     58600088
   3,092          124      55600641       3,192           124     57600110       3,292           124     58600090
   3,093          124      55600642       3,193           124     57600111       3,293           124     58600091
   3,094          124      55600643       3,194           124     57600112       3,294           124     58600092
   3,095          124      55600648       3,195           124     57600113       3,295           124     58600095
   3,096          124      55600652       3,196           124     57600114       3,296           124     58600096
   3,097          124      55600657       3,197           124     57600116       3,297           124     58600100
   3,098          124      55600658       3,198           124     57600117       3,298           124     58600101
   3,099          124      55600659       3,199           124     57600118       3,299           124     58600102
   3,100          124      55600660       3,200           124     57600120       3,300           124     58600103
   3,301          124      58600104       3,401           124     58600264       3,501           124     58600424
   3,302          124      58600106       3,402           124     58600265       3,502           124     58600425
   3,303          124      58600107       3,403           124     58600266       3,503           124     58600427
   3,304          124      58600109       3,404           124     58600267       3,504           124     58600430
   3,305          124      58600112       3,405           124     58600268       3,505           124     58600432
   3,306          124      58600115       3,406           124     58600269       3,506           124     58600435
   3,307          124      58600116       3,407           124     58600271       3,507           124     58600437
   3,308          124      58600120       3,408           124     58600272       3,508           124     58600438
   3,309          124      58600121       3,409           124     58600274       3,509           124     58600440
   3,310          124      58600122       3,410           124     58600275       3,510           124     58600443
   3,311          124      58600124       3,411           124     58600278       3,511           124     58600444
   3,312          124      58600126       3,412           124     58600279       3,512           124     58600445
   3,313          124      58600127       3,413           124     58600280       3,513           124     58600446
   3,314          124      58600128       3,414           124     58600281       3,514           124     58600447
   3,315          124      58600131       3,415           124     58600282       3,515           124     58600448
   3,316          124      58600132       3,416           124     58600283       3,516           124     58600449
   3,317          124      58600133       3,417           124     58600284       3,517           124     58600450
   3,318          124      58600134       3,418           124     58600286       3,518           124     58600451
   3,319          124      58600136       3,419           124     58600288       3,519           124     58600452
   3,320          124      58600137       3,420           124     58600289       3,520           124     58600453
   3,321          124      58600139       3,421           124     58600290       3,521           124     58600454
   3,322          124      58600141       3,422           124     58600291       3,522           124     58600455
   3,323          124      58600143       3,423           124     58600292       3,523           124     58600456
   3,324          124      58600145       3,424           124     58600293       3,524           124     58600457
   3,325          124      58600147       3,425           124     58600294       3,525           124     58600458
   3,326          124      58600148       3,426           124     58600296       3,526           124     58600459
   3,327          124      58600149       3,427           124     58600297       3,527           124     58600460
   3,328          124      58600151       3,428           124     58600298       3,528           124     58600461
   3,329          124      58600152       3,429           124     58600299       3,529           124     58600464
   3,330          124      58600157       3,430           124     58600300       3,530           124     58600470
   3,331          124      58600159       3,431           124     58600302       3,531           124     58600471
   3,332          124      58600160       3,432           124     58600304       3,532           124     58600474
   3,333          124      58600165       3,433           124     58600306       3,533           124     58600476
   3,334          124      58600167       3,434           124     58600310       3,534           124     58600477
   3,335          124      58600169       3,435           124     58600311       3,535           124     58600478
   3,336          124      58600171       3,436           124     58600313       3,536           124     58600479
   3,337          124      58600172       3,437           124     58600314       3,537           124     58600480
   3,338          124      58600175       3,438           124     58600315       3,538           124     58600481
   3,339          124      58600176       3,439           124     58600316       3,539           124     58600483
   3,340          124      58600177       3,440           124     58600318       3,540           124     58600484
   3,341          124      58600182       3,441           124     58600320       3,541           124     58600485
   3,342          124      58600183       3,442           124     58600321       3,542           124     58600487
   3,343          124      58600184       3,443           124     58600322       3,543           124     58600488
   3,344          124      58600186       3,444           124     58600323       3,544           124     58600490
   3,345          124      58600187       3,445           124     58600324       3,545           124     58600491
   3,346          124      58600189       3,446           124     58600325       3,546           124     58600493
   3,347          124      58600193       3,447           124     58600326       3,547           124     58600495
   3,348          124      58600195       3,448           124     58600327       3,548           124     58600497
   3,349          124      58600196       3,449           124     58600328       3,549           124     58600498
   3,350          124      58600198       3,450           124     58600329       3,550           124     58600500
   3,351          124      58600199       3,451           124     58600331       3,551           124     58600501
   3,352          124      58600200       3,452           124     58600332       3,552           124     58600505
   3,353          124      58600201       3,453           124     58600333       3,553           124     58600507
   3,354          124      58600202       3,454           124     58600335       3,554           124     58600508
   3,355          124      58600203       3,455           124     58600336       3,555           124     58600510
   3,356          124      58600204       3,456           124     58600337       3,556           124     58600511
   3,357          124      58600205       3,457           124     58600338       3,557           124     58600512
   3,358          124      58600206       3,458           124     58600339       3,558           124     58600514
   3,359          124      58600207       3,459           124     58600342       3,559           124     58600515
   3,360          124      58600208       3,460           124     58600343       3,560           124     58600516
   3,361          124      58600209       3,461           124     58600344       3,561           124     58600517
   3,362          124      58600210       3,462           124     58600345       3,562           124     58600518
   3,363          124      58600211       3,463           124     58600348       3,563           124     58600519
   3,364          124      58600213       3,464           124     58600351       3,564           124     58600520
   3,365          124      58600216       3,465           124     58600353       3,565           124     58600522
   3,366          124      58600217       3,466           124     58600355       3,566           124     58600523
   3,367          124      58600219       3,467           124     58600357       3,567           124     58600524
   3,368          124      58600220       3,468           124     58600358       3,568           124     58600525
   3,369          124      58600221       3,469           124     58600359       3,569           124     58600526
   3,370          124      58600223       3,470           124     58600360       3,570           124     58600527
   3,371          124      58600224       3,471           124     58600362       3,571           124     58600528
   3,372          124      58600225       3,472           124     58600364       3,572           124     58600529
   3,373          124      58600227       3,473           124     58600365       3,573           124     58600530
   3,374          124      58600228       3,474           124     58600366       3,574           124     58600531
   3,375          124      58600229       3,475           124     58600368       3,575           124     58600532
   3,376          124      58600230       3,476           124     58600372       3,576           124     58600533
   3,377          124      58600232       3,477           124     58600373       3,577           124     58600534
   3,378          124      58600233       3,478           124     58600376       3,578           124     58600535
   3,379          124      58600235       3,479           124     58600377       3,579           124     58600536
   3,380          124      58600236       3,480           124     58600384       3,580           124     58600538
   3,381          124      58600237       3,481           124     58600387       3,581           124     58600539
   3,382          124      58600239       3,482           124     58600389       3,582           124     58600540
   3,383          124      58600240       3,483           124     58600390       3,583           124     58600541
   3,384          124      58600241       3,484           124     58600392       3,584           124     58600542
   3,385          124      58600242       3,485           124     58600395       3,585           124     58600543
   3,386          124      58600243       3,486           124     58600396       3,586           124     58600545
   3,387          124      58600244       3,487           124     58600397       3,587           124     58600546
   3,388          124      58600246       3,488           124     58600398       3,588           124     58600547
   3,389          124      58600247       3,489           124     58600400       3,589           124     58600548
   3,390          124      58600250       3,490           124     58600401       3,590           124     58600549
   3,391          124      58600251       3,491           124     58600403       3,591           124     58600550
   3,392          124      58600253       3,492           124     58600405       3,592           124     58600551
   3,393          124      58600254       3,493           124     58600406       3,593           124     58600553
   3,394          124      58600255       3,494           124     58600407       3,594           124     58600554
   3,395          124      58600256       3,495           124     58600415       3,595           124     58600556
   3,396          124      58600259       3,496           124     58600416       3,596           124     58600557
   3,397          124      58600260       3,497           124     58600417       3,597           124     58600558
   3,398          124      58600261       3,498           124     58600421       3,598           124     58600560
   3,399          124      58600262       3,499           124     58600422       3,599           124     58600561
   3,400          124      58600263       3,500           124     58600423       3,600           124     58600562

                                   EXHIBIT A
                           SCHEDULE OF MORTGAGE LOANS


                     INVEST                                 INVEST                                 INVEST
         #           MASTER    ACCOUNT          #           MASTER    ACCOUNT         #            MASTER    ACCOUNT
         -           ------    -------          -           ------    -------         -            ------    -------
                        124    58600565       3,701           124    58600708        3,801           124    58600862
        3,601           124    58600566       3,702           124    58600709        3,802           124    58600863
        3,602           124    58600567       3,703           124    58600711        3,803           124    58600864
        3,603           124    58600569       3,704           124    58600714        3,804           124    58600867
        3,604           124    58600571       3,705           124    58600715        3,805           124    58600869
        3,605           124    58600573       3,706           124    58600718        3,806           124    58600870
        3,606           124    58600575       3,707           124    58600719        3,807           124    58600871
        3,607           124    58600576       3,708           124    58600723        3,808           124    58600872
        3,608           124    58600578       3,709           124    58600725        3,809           124    58600873
        3,609           124    58600579       3,710           124    58600726        3,810           124    58600874
        3,610           124    58600580       3,711           124    58600729        3,811           124    58600875
        3,611           124    58600581       3,712           124    58600731        3,812           124    58600877
        3,612           124    58600582       3,713           124    58600732        3,813           124    58600878
        3,613           124    58600584       3,714           124    58600736        3,814           124    58600879
        3,614           124    58600585       3,715           124    58600737        3,815           124    58600880
        3,615           124    58600586       3,716           124    58600738        3,816           124    58600882
        3,616           124    58600587       3,717           124    58600739        3,817           124    58600883
        3,617           124    58600588       3,718           124    58600742        3,818           124    58600884
        3,618           124    58600591       3,719           124    58600743        3,819           124    58600885
        3,619           124    58600592       3,720           124    58600744        3,820           124    58600886
        3,620           124    58600593       3,721           124    58600746        3,821           124    58600887
        3,621           124    58600594       3,722           124    58600747        3,822           124    58600888
        3,622           124    58600595       3,723           124    58600749        3,823           124    58600889
        3,623           124    58600597       3,724           124    58600751        3,824           124    58600890
        3,624           124    58600598       3,725           124    58600752        3,825           124    58600891
        3,625           124    58600599       3,726           124    58600754        3,826           124    58600892
        3,626           124    58600600       3,727           124    58600755        3,827           124    58600893
        3,627           124    58600601       3,728           124    58600756        3,828           124    58600894
        3,628           124    58600602       3,729           124    58600757        3,829           124    58600895
        3,629           124    58600603       3,730           124    58600758        3,830           124    58600896
        3,630           124    58600605       3,731           124    58600759        3,831           124    58600897
        3,631           124    58600606       3,732           124    58600760        3,832           124    58600898
        3,632           124    58600607       3,733           124    58600761        3,833           124    58600899
        3,633           124    58600613       3,734           124    58600762        3,834           124    58600900
        3,634           124    58600614       3,735           124    58600765        3,835           124    58600901
        3,635           124    58600615       3,736           124    58600767        3,836           124    58600902
        3,636           124    58600616       3,737           124    58600769        3,837           124    58600903
        3,637           124    58600617       3,738           124    58600771        3,838           124    58600904
        3,638           124    58600618       3,739           124    58600772        3,839           124    58600905
        3,639           124    58600619       3,740           124    58600774        3,840           124    58600906
        3,640           124    58600620       3,741           124    58600775        3,841           124    58600907
        3,641           124    58600621       3,742           124    58600777        3,842           124    58600908
        3,642           124    58600622       3,743           124    58600778        3,843           124    58600909
        3,643           124    58600623       3,744           124    58600779        3,844           124    58600910
        3,644           124    58600625       3,745           124    58600780        3,845           124    58600911
        3,645           124    58600626       3,746           124    58600783        3,846           124    58600912
        3,646           124    58600630       3,747           124    58600784        3,847           124    58600913
        3,647           124    58600631       3,748           124    58600787        3,848           124    58600914
        3,648           124    58600632       3,749           124    58600788        3,849           124    58600916
        3,649           124    58600634       3,750           124    58600789        3,850           124    58600917
        3,650           124    58600635       3,751           124    58600790        3,851           124    58600918
        3,651           124    58600636       3,752           124    58600791        3,852           124    58600919
        3,652           124    58600637       3,753           124    58600792        3,853           124    58600920
        3,653           124    58600639       3,754           124    58600793        3,854           124    58600921
        3,654           124    58600640       3,755           124    58600795        3,855           124    58600922
        3,655           124    58600641       3,756           124    58600796        3,856           124    58600923
        3,656           124    58600642       3,757           124    58600797        3,857           124    58600924
        3,657           124    58600643       3,758           124    58600799        3,858           124    58600925
        3,658           124    58600644       3,759           124    58600802        3,859           124    58600926
        3,659           124    58600646       3,760           124    58600804        3,860           124    58600927
        3,660           124    58600648       3,761           124    58600805        3,861           124    58600929
        3,661           124    58600651       3,762           124    58600806        3,862           124    58600932
        3,662           124    58600652       3,763           124    58600807        3,863           124    58600933
        3,663           124    58600653       3,764           124    58600809        3,864           124    58600934
        3,664           124    58600654       3,765           124    58600810        3,865           124    58600935
        3,665           124    58600657       3,766           124    58600811        3,866           124    58600940
        3,666           124    58600658       3,767           124    58600814        3,867           124    58600941
        3,667           124    58600659       3,768           124    58600815        3,868           124    58600945
        3,668           124    58600660       3,769           124    58600816        3,869           124    58600948
        3,669           124    58600662       3,770           124    58600817        3,870           124    58600949
        3,970           124    58600663       3,771           124    58600819        3,871           124    58600950
        3,971           124    58600668       3,772           124    58600820        3,872           124    58600951
        3,972           124    58600669       3,773           124    58600821        3,873           124    58600952
        3,973           124    58600670       3,774           124    58600823        3,874           124    58600953
        3,974           124    58600671       3,775           124    58600824        3,875           124    58600954
        3,975           124    58600673       3,776           124    58600825        3,876           124    58600956
        3,976           124    58600674       3,777           124    58600826        3,877           124    58600957
        3,977           124    58600675       3,778           124    58600828        3,878           124    58600959
        3,978           124    58600676       3,779           124    58600829        3,879           124    58600960
        3,979           124    58600677       3,780           124    58600832        3,880           124    58600962
        3,980           124    58600679       3,781           124    58600833        3,881           124    58600964
        3,981           124    58600681       3,782           124    58600834        3,882           124    58600965
        3,982           124    58600682       3,783           124    58600837        3,883           124    58600968
        3,983           124    58600683       3,784           124    58600841        3,884           124    58600969
        3,984           124    58600685       3,785           124    58600845        3,885           124    58600970
        3,985           124    58600686       3,786           124    58600846        3,886           124    58600971
        3,986           124    58600687       3,787           124    58600848        3,887           124    58600972
        3,987           124    58600688       3,788           124    58600849        3,888           124    58600973
        3,989           124    58600689       3,789           124    58600850        3,889           124    58600974
        3,990           124    58600690       3,790           124    58600851        3,890           124    58600975
        3,991           124    58600692       3,791           124    58600852        3,891           124    58600977
        3,992           124    58600694       3,792           124    58600853        3,892           124    58600978
        3,993           124    58600695       3,793           124    58600854        3,893           124    58600979
        3,994           124    58600697       3,794           124    58600855        3,894           124    58600980
        3,995           124    58600698       3,795           124    58600856        3,895           124    58600981
        3,996           124    58600699       3,796           124    58600857        3,896           124    58600982
        3,997           124    58600700       3,797           124    58600858        3,897           124    58600984
        3,998           124    58600701       3,798           124    58600859        3,898           124    58600986
        3,999           124    58600703       3,799           124    58600860        3,899           124    58600987
        4,000           124    58600706       3,800           124    58600861        3,900           124    58600990
        3,901           124    58600991       4,001           124    61600008        4,101           126     1629179
        3,902           124    58600992       4,002           124    61600009        4,102           126     1634363
        3,903           124    58600993       4,003           124    61600012        4,103           126     1640298
        3,904           124    58600994       4,004           124    61600013        4,104           126     1641534
        3,905           124    58600995       4,005           124    61600015        4,105           126     1642977
        3,906           124    58600996       4,006           124    61600016        4,106           126     1644490
        3,907           124    58600998       4,007           124    61600018        4,107           126     1644570
        3,908           124    58601000       4,008           124    61600019        4,108           126     1645738
        3,909           124    58601001       4,009           124    61600020        4,109           126     1645756
        3,910           124    58601002       4,010           124    61600021        4,110           126     1645771
        3,911           124    58601003       4,011           124    61600022        4,111           126     1645996
        3,912           124    58601004       4,012           124    61600023        4,112           126     1646228
        3,913           124    58601005       4,013           124    61600024        4,113           126     1646401
        3,914           124    58601006       4,014           124    61600026        4,114           126     1646423
        3,915           124    58601007       4,015           124    61600028        4,115           126     1646743
        3,916           124    58601008       4,016           124    61600029        4,116           126     1646876
        3,917           124    58601010       4,017           124    61600030        4,117           126     1646911
        3,918           124    58601012       4,018           124    61600031        4,118           126     1647042
        3,919           124    58601013       4,019           124    61600034        4,119           126     1647044
        3,920           124    58601014       4,020           124    61600035        4,120           126     1647057
        3,921           124    58601015       4,021           124    61600037        4,121           126     1647132
        3,922           124    58601016       4,022           124    61600038        4,122           126     1647154
        3,923           124    58601017       4,023           124    61600041        4,123           126     1647158
        3,924           124    58601019       4,024           124    61600042        4,124           126     1647162
        3,925           124    58601021       4,025           124    61600043        4,125           126     1647164
        3,926           124    58601022       4,026           124    61600044        4,126           126     1647170
        3,927           124    58601023       4,027           124    61600045        4,127           126     1647172
        3,928           124    58601024       4,028           124    61600046        4,128           126     1647176
        3,929           124    58601025       4,029           124    61600047        4,129           126     1647178
        3,930           124    58601027       4,030           124    61600048        4,130           126     1647187
        3,931           124    58601029       4,031           124    61600049        4,131           126     1647191
        3,932           124    58601031       4,032           124    61600050        4,132           126     1647192
        3,933           124    58601032       4,033           124    61600052        4,133           126     1647195
        3,934           124    58601033       4,034           124    61600053        4,134           126     1647204
        3,935           124    58601034       4,035           124    61600054        4,135           126     1647206
        3,936           124    58601035       4,036           124    61600056        4,136           126     1647207
        3,937           124    58601037       4,037           124    61600058        4,137           126     1647208
        3,938           124    58601038       4,038           124    61600060        4,138           126     1647224
        3,939           124    58601039       4,039           124    61600063        4,139           126     1647252
        3,940           124    58601040       4,040           124    61600065        4,140           126     1647255
        3,941           124    58601041       4,041           124    61600067        4,141           126     1647258
        3,942           124    58601042       4,042           124    61600068        4,142           126     1647261
        3,943           124    58601043       4,043           124    61600069        4,143           126     1647979
        3,944           124    58601045       4,044           124    61600072        4,144           126     1648054
        3,945           124    58601046       4,045           124    61600073        4,145           126     1648097
        3,946           124    58601047       4,046           124    61600074        4,146           126     1648101
        3,947           124    58601048       4,047           124    61600075        4,147           126     1648106
        3,948           124    58601049       4,048           124    61600076        4,148           126     1648118
        3,949           124    58601050       4,049           124    61600077        4,149           126     1648119
        3,950           124    58601051       4,050           124    61600078        4,150           126     1648124
        3,951           124    58601055       4,051           124    61600079        4,151           126     1648142
        3,952           124    58601057       4,052           124    61600080        4,152           126     1648143
        3,953           124    58601058       4,053           124    61600081        4,153           126     1648151
        3,954           124    58601059       4,054           124    61600083        4,154           126     1648168
        3,955           124    58601061       4,055           124    61600084        4,155           126     1648194
        3,956           124    58601063       4,056           124    61600085        4,156           126     1648202
        3,957           124    58601064       4,057           124    61600086        4,157           126     1648208
        3,958           124    58601066       4,058           124    61600087        4,158           126     1648219
        3,959           124    58601067       4,059           124    61600088        4,159           126     1648224
        3,960           124    58601068       4,060           124    61600089        4,160           126     1648236
        3,961           124    58601069       4,061           124    61600090        4,161           126     1648237
        3,962           124    58601071       4,062           124    61600092        4,162           126     1648342
        3,963           124    58601072       4,063           124    61600094        4,163           126     1648370
        3,964           124    58601073       4,064           124    61600095        4,164           126     1648384
        3,965           124    58601074       4,065           124    61600096        4,165           126     1648389
        3,966           124    58601075       4,066           124    61600099        4,166           126     1648391
        3,967           124    58601076       4,067           124    61600100        4,167           126     1648392
        3,968           124    58601077       4,068           124    61600101        4,168           126     1648396
        3,969           124    58601078       4,069           124    61600102        4,169           126     1648414
        3,970           124    58601079       4,070           124    61600103        4,170           126     1648420
        3,971           124    58601082       4,071           124    61600104        4,171           126     1648452
        3,972           124    58601084       4,072           124    61600107        4,172           126     1648474
        3,973           124    58601086       4,073           124    61600108        4,173           126     1648476
        3,974           124    58601087       4,074           124    61600112        4,174           126     1648477
        3,975           124    58601088       4,075           124    61600115        4,175           126     1648514
        3,976           124    58601089       4,076           124    61600116        4,176           126     1648535
        3,977           124    58601091       4,077           124    61600119        4,177           126     1648557
        3,978           124    58601093       4,078           124    61600122        4,178           126     1648639
        3,979           124    58601094       4,079           124    61600125        4,179           126     1648745
        3,980           124    58601095       4,080           124    61600129        4,180           126     1648887
        3,981           124    58601096       4,081           124    61600130        4,181           126     1648948
        3,982           124    58601098       4,082           124    61600135        4,182           126     1648952
        3,983           124    58601100       4,083           124    61600136        4,183           126     1648976
        3,984           124    58601102       4,084           124    61600137        4,184           126     1648989
        3,985           124    58601103       4,085           124    61600139        4,185           126     1648994
        3,986           124    58601104       4,086           124    61600140        4,186           126     1649007
        3,987           124    58601105       4,087           124    61600142        4,187           126     1649016
        3,988           124    58601106       4,088           124    63600003        4,188           126     1649030
        3,989           124    58601107       4,089           124    63600004        4,189           126     1649042
        3,990           124    58601108       4,090           124    63600005        4,190           126     1649048
        3,991           124    58601109       4,091           124    63600008        4,191           126     1649050
        3,992           124    58601110       4,092           124    63600009        4,192           126     1649060
        3,993           124    58601111       4,093           124    63600011        4,193           126     1649062
        3,994           124    58601113       4,094           124    63600012        4,194           126     1649063
        3,995           124    58601114       4,095           124    63600013        4,195           126     1649074
        3,996           124    58601116       4,096           124    63600014        4,196           126     1649077
        3,997           124    61600001       4,097           124    63600017        4,197           126     1649079
        3,998           124    61600002       4,098           124    63600020        4,198           126     1649102
        3,999           124    61600003       4,099           124    63600021        4,199           126     1649138
        4,000           124    61600007       4,100           124    63600024        4,200           126     1649153

                                   EXHIBIT A
                           SCHEDULE OF MORTGAGE LOANS


                  INVEST                                 INVEST                                 INVEST
       #          MASTER    ACCOUNT          #           MASTER    ACCOUNT         #            MASTER    ACCOUNT
       -          ------    -------          -           ------    -------         -            ------    -------
   4,201          126       1649156       4,301           126      1650009       4,401           126      1650693
   4,202          126       1649158       4,302           126      1650011       4,402           126      1650698
   4,203          126       1649165       4,303           126      1650014       4,403           126      1650706
   4,204          126       1649198       4,304           126      1650048       4,404           126      1650708
   4,205          126       1649199       4,305           126      1650057       4,405           126      1650709
   4,206          126       1649201       4,306           126      1650058       4,406           126      1650710
   4,207          126       1649204       4,307           126      1650065       4,407           126      1650718
   4,208          126       1649211       4,308           126      1650067       4,408           126      1650720
   4,209          126       1649229       4,309           126      1650084       4,409           126      1650725
   4,210          126       1649252       4,310           126      1650096       4,410           126      1650746
   4,211          126       1649262       4,311           126      1650107       4,411           126      1650749
   4,212          126       1649275       4,312           126      1650115       4,412           126      1650761
   4,213          126       1649279       4,313           126      1650120       4,413           126      1650765
   4,214          126       1649300       4,314           126      1650124       4,414           126      1650766
   4,215          126       1649301       4,315           126      1650138       4,415           126      1650769
   4,216          126       1649307       4,316           126      1650140       4,416           126      1650776
   4,217          126       1649311       4,317           126      1650143       4,417           126      1650777
   4,218          126       1649312       4,318           126      1650149       4,418           126      1650780
   4,219          126       1649332       4,319           126      1650161       4,419           126      1650785
   4,220          126       1649334       4,320           126      1650165       4,420           126      1650791
   4,221          126       1649337       4,321           126      1650173       4,421           126      1650792
   4,222          126       1649339       4,322           126      1650179       4,422           126      1650793
   4,223          126       1649347       4,323           126      1650186       4,423           126      1650796
   4,224          126       1649352       4,324           126      1650200       4,424           126      1650802
   4,225          126       1649371       4,325           126      1650205       4,425           126      1650812
   4,226          126       1649394       4,326           126      1650206       4,426           126      1650813
   4,227          126       1649397       4,327           126      1650210       4,427           126      1650815
   4,228          126       1649400       4,328           126      1650213       4,428           126      1650817
   4,229          126       1649405       4,329           126      1650214       4,429           126      1650821
   4,230          126       1649411       4,330           126      1650215       4,430           126      1650824
   4,231          126       1649463       4,331           126      1650218       4,431           126      1650825
   4,232          126       1649474       4,332           126      1650220       4,432           126      1650831
   4,233          126       1649481       4,333           126      1650221       4,433           126      1650841
   4,234          126       1649483       4,334           126      1650230       4,434           126      1650844
   4,235          126       1649492       4,335           126      1650242       4,435           126      1650849
   4,236          126       1649499       4,336           126      1650246       4,436           126      1650850
   4,237          126       1649500       4,337           126      1650271       4,437           126      1650858
   4,238          126       1649502       4,338           126      1650273       4,438           126      1650863
   4,239          126       1649519       4,339           126      1650281       4,439           126      1650865
   4,240          126       1649522       4,340           126      1650285       4,440           126      1650866
   4,241          126       1649523       4,341           126      1650286       4,441           126      1650869
   4,242          126       1649524       4,342           126      1650307       4,442           126      1650871
   4,243          126       1649526       4,343           126      1650308       4,443           126      1650874
   4,244          126       1649549       4,344           126      1650361       4,444           126      1650906
   4,245          126       1649550       4,345           126      1650383       4,445           126      1650914
   4,246          126       1649553       4,346           126      1650395       4,446           126      1650917
   4,247          126       1649557       4,347           126      1650405       4,447           126      1650920
   4,248          126       1649570       4,348           126      1650425       4,448           126      1650921
   4,249          126       1649583       4,349           126      1650456       4,449           126      1650985
   4,250          126       1649592       4,350           126      1650459       4,450           126      1650994
   4,251          126       1649594       4,351           126      1650467       4,451           126      1650996
   4,252          126       1649616       4,352           126      1650468       4,452           126      1650997
   4,253          126       1649621       4,353           126      1650474       4,453           126      1650998
   4,254          126       1649623       4,354           126      1650476       4,454           126      1650999
   4,255          126       1649624       4,355           126      1650483       4,455           126      1651002
   4,256          126       1649626       4,356           126      1650484       4,456           126      1651009
   4,257          126       1649628       4,357           126      1650486       4,457           126      1651012
   4,258          126       1649672       4,358           126      1650487       4,458           126      1651016
   4,259          126       1649680       4,359           126      1650488       4,459           126      1651018
   4,260          126       1649683       4,360           126      1650495       4,460           126      1651019
   4,261          126       1649691       4,361           126      1650500       4,461           126      1651020
   4,262          126       1649706       4,362           126      1650502       4,462           126      1651024
   4,263          126       1649712       4,363           126      1650504       4,463           126      1651028
   4,264          126       1649715       4,364           126      1650506       4,464           126      1651033
   4,265          126       1649727       4,365           126      1650509       4,465           126      1651036
   4,266          126       1649736       4,366           126      1650518       4,466           126      1651038
   4,267          126       1649741       4,367           126      1650528       4,467           126      1651042
   4,268          126       1649746       4,368           126      1650529       4,468           126      1651043
   4,269          126       1649764       4,369           126      1650531       4,469           126      1651053
   4,270          126       1649766       4,370           126      1650532       4,470           126      1651054
   4,271          126       1649768       4,371           126      1650534       4,471           126      1651056
   4,272          126       1649787       4,372           126      1650535       4,472           126      1651058
   4,273          126       1649792       4,373           126      1650540       4,473           126      1651059
   4,274          126       1649797       4,374           126      1650541       4,474           126      1651062
   4,275          126       1649804       4,375           126      1650548       4,475           126      1651063
   4,276          126       1649844       4,376           126      1650551       4,476           126      1651065
   4,277          126       1649888       4,377           126      1650556       4,477           126      1651066
   4,278          126       1649905       4,378           126      1650564       4,478           126      1651067
   4,279          126       1649906       4,379           126      1650566       4,479           126      1651068
   4,280          126       1649910       4,380           126      1650568       4,480           126      1651075
   4,281          126       1649911       4,381           126      1650569       4,481           126      1651117
   4,282          126       1649917       4,382           126      1650571       4,482           126      1651127
   4,283          126       1649929       4,383           126      1650572       4,483           126      1651129
   4,284          126       1649940       4,384           126      1650576       4,484           126      1651132
   4,285          126       1649959       4,385           126      1650578       4,485           126      1651136
   4,286          126       1649961       4,386           126      1650580       4,486           126      1651157
   4,287          126       1649962       4,387           126      1650584       4,487           126      1651163
   4,288          126       1649964       4,388           126      1650585       4,488           126      1651166
   4,289          126       1649967       4,389           126      1650586       4,489           126      1651167
   4,290          126       1649972       4,390           126      1650592       4,490           126      1651170
   4,291          126       1649973       4,391           126      1650610       4,491           126      1651185
   4,292          126       1649975       4,392           126      1650611       4,492           126      1651192
   4,293          126       1649976       4,393           126      1650629       4,493           126      1651193
   4,294          126       1649987       4,394           126      1650639       4,494           126      1651198
   4,295          126       1649992       4,395           126      1650646       4,495           126      1651200
   4,296          126       1649996       4,396           126      1650656       4,496           126      1651207
   4,297          126       1649997       4,397           126      1650670       4,497           126      1651208
   4,298          126       1649999       4,398           126      1650673       4,498           126      1651224
   4,299          126       1650000       4,399           126      1650679       4,499           126      1651226
   4,300          126       1650007       4,400           126      1650680       4,500           126      1651227
   4,501          126       1651229       4,601           126      1651927       4,701           126      1652835
   4,502          126       1651231       4,602           126      1651931       4,702           126      1652838
   4,503          126       1651239       4,603           126      1651948       4,703           126      1652839
   4,504          126       1651245       4,604           126      1651956       4,704           126      1652840
   4,505          126       1651247       4,605           126      1651957       4,705           126      1652841
   4,506          126       1651251       4,606           126      1651964       4,706           126      1652844
   4,507          126       1651265       4,607           126      1651966       4,707           126      1652847
   4,508          126       1651277       4,608           126      1651970       4,708           126      1652848
   4,509          126       1651284       4,609           126      1651976       4,709           126      1652850
   4,510          126       1651286       4,610           126      1651982       4,710           126      1652851
   4,511          126       1651289       4,611           126      1651984       4,711           126      1652853
   4,512          126       1651301       4,612           126      1651985       4,712           126      1652858
   4,513          126       1651304       4,613           126      1651987       4,713           126      1652860
   4,514          126       1651311       4,614           126      1651988       4,714           126      1652862
   4,515          126       1651316       4,615           126      1651994       4,715           126      1652870
   4,516          126       1651321       4,616           126      1651996       4,716           126      1652875
   4,517          126       1651327       4,617           126      1652001       4,717           126      1652883
   4,518          126       1651334       4,618           126      1652012       4,718           126      1652887
   4,519          126       1651336       4,619           126      1652030       4,719           126     55600008
   4,520          126       1651344       4,620           126      1652031       4,720           126     55600021
   4,521          126       1651347       4,621           126      1652079       4,721           126     55600023
   4,522          126       1651377       4,622           126      1652080       4,722           126     55600030
   4,523          126       1651378       4,623           126      1652090       4,723           126     55600032
   4,524          126       1651383       4,624           126      1652097       4,724           126     55600034
   4,525          126       1651394       4,625           126      1652128       4,725           126     55600036
   4,526          126       1651396       4,626           126      1652135       4,726           126     55600037
   4,527          126       1651404       4,627           126      1652136       4,727           126     55600038
   4,528          126       1651415       4,628           126      1652142       4,728           126     55600039
   4,529          126       1651416       4,629           126      1652149       4,729           126     55600046
   4,530          126       1651423       4,630           126      1652150       4,730           126     55600047
   4,531          126       1651424       4,631           126      1652151       4,731           126     55600049
   4,532          126       1651427       4,632           126      1652155       4,732           126     55600053
   4,533          126       1651429       4,633           126      1652159       4,733           126     55600081
   4,534          126       1651432       4,634           126      1652161       4,734           126     55600083
   4,535          126       1651433       4,635           126      1652164       4,735           126     55600085
   4,536          126       1651434       4,636           126      1652165       4,736           126     55600101
   4,537          126       1651439       4,637           126      1652177       4,737           126     55600103
   4,538          126       1651447       4,638           126      1652180       4,738           126     55600109
   4,539          126       1651453       4,639           126      1652183       4,739           126     55600117
   4,540          126       1651454       4,640           126      1652188       4,740           126     55600121
   4,541          126       1651457       4,641           126      1652190       4,741           126     55600125
   4,542          126       1651458       4,642           126      1652195       4,742           126     55600137
   4,543          126       1651466       4,643           126      1652196       4,743           126     55600144
   4,544          126       1651470       4,644           126      1652199       4,744           126     55600149
   4,545          126       1651475       4,645           126      1652204       4,745           126     55600152
   4,546          126       1651482       4,646           126      1652209       4,746           126     55600157
   4,547          126       1651488       4,647           126      1652214       4,747           126     55600158
   4,548          126       1651490       4,648           126      1652222       4,748           126     55600163
   4,549          126       1651492       4,649           126      1652228       4,749           126     55600164
   4,550          126       1651500       4,650           126      1652232       4,750           126     55600165
   4,551          126       1651514       4,651           126      1652237       4,751           126     55600173
   4,552          126       1651523       4,652           126      1652253       4,752           126     55600174
   4,553          126       1651525       4,653           126      1652264       4,753           126     55600180
   4,554          126       1651535       4,654           126      1652344       4,754           126     55600196
   4,555          126       1651546       4,655           126      1652351       4,755           126     55600199
   4,556          126       1651552       4,656           126      1652354       4,756           126     55600201
   4,557          126       1651556       4,657           126      1652355       4,757           126     55600206
   4,558          126       1651557       4,658           126      1652362       4,758           126     55600224
   4,559          126       1651569       4,659           126      1652363       4,759           126     55600228
   4,560          126       1651573       4,660           126      1652366       4,760           126     55600229
   4,561          126       1651589       4,661           126      1652367       4,761           126     55600241
   4,562          126       1651593       4,662           126      1652376       4,762           126     55600244
   4,563          126       1651600       4,663           126      1652389       4,763           126     55600246
   4,564          126       1651601       4,664           126      1652414       4,764           126     55600247
   4,565          126       1651613       4,665           126      1652419       4,765           126     55600248
   4,566          126       1651616       4,666           126      1652420       4,766           126     55600250
   4,567          126       1651617       4,667           126      1652443       4,767           126     55600254
   4,568          126       1651621       4,668           126      1652444       4,768           126     55600258
   4,569          126       1651630       4,669           126      1652448       4,769           126     55600268
   4,570          126       1651632       4,670           126      1652461       4,770           126     55600273
   4,571          126       1651715       4,671           126      1652464       4,771           126     55600282
   4,572          126       1651719       4,672           126      1652473       4,772           126     55600295
   4,573          126       1651726       4,673           126      1652475       4,773           126     55600299
   4,574          126       1651734       4,674           126      1652482       4,774           126     55600300
   4,575          126       1651748       4,675           126      1652488       4,775           126     55600301
   4,576          126       1651756       4,676           126      1652491       4,776           126     55600302
   4,577          126       1651759       4,677           126      1652512       4,777           126     55600303
   4,578          126       1651761       4,678           126      1652513       4,778           126     55600314
   4,579          126       1651812       4,679           126      1652516       4,779           126     55600318
   4,580          126       1651815       4,680           126      1652527       4,780           126     55600320
   4,581          126       1651834       4,681           126      1652532       4,781           126     55600327
   4,582          126       1651835       4,682           126      1652533       4,782           126     55600338
   4,583          126       1651849       4,683           126      1652538       4,783           126     55600353
   4,584          126       1651850       4,684           126      1652539       4,784           126     55600356
   4,585          126       1651854       4,685           126      1652543       4,785           126     55600358
   4,586          126       1651858       4,686           126      1652554       4,786           126     55600362
   4,587          126       1651860       4,687           126      1652649       4,787           126     55600365
   4,588          126       1651863       4,688           126      1652658       4,788           126     55600370
   4,589          126       1651885       4,689           126      1652659       4,789           126     55600373
   4,590          126       1651895       4,690           126      1652660       4,790           126     55600375
   4,591          126       1651897       4,691           126      1652661       4,791           126     55600383
   4,592          126       1651898       4,692           126      1652662       4,792           126     55600385
   4,593          126       1651901       4,693           126      1652669       4,793           126     55600397
   4,594          126       1651906       4,694           126      1652670       4,794           126     55600406
   4,595          126       1651908       4,695           126      1652673       4,795           188     54601511
   4,596          126       1651912       4,696           126      1652679       4,796           188     56600018
   4,597          126       1651914       4,697           126      1652680       4,797           188     56600022
   4,598          126       1651916       4,698           126      1652719       4,798           188     57600562
   4,599          126       1651922       4,699           126      1652723       4,799           188     57600583
   4,600          126       1651924       4,700           126      1652831       4,800           188     57600589

                                   EXHIBIT A
                           SCHEDULE OF MORTGAGE LOANS


                  INVEST                                 INVEST                                 INVEST
       #          MASTER    ACCOUNT          #           MASTER    ACCOUNT         #            MASTER    ACCOUNT
       -          ------    -------          -           ------    -------         -            ------    -------
   4,801          188      57600627
   4,802          188      57600634
   4,803          188      57600669
   4,804          188      57600701
   4,805          188      57600770
   4,806          188      57600799
   4,807          188      57600814
   4,808          188      57600820
   4,809          188      57600837
   4,810          188      57600876
   4,811          188      57600885
   4,812          188      57600893
   4,813          188      57600918
   4,814          188      57600921
   4,815          188      57600952
   4,816          188      57601115
   4,817          188      57601121
   4,818          188      57601186
   4,819          188      57601198
   4,820          188      58602484
   4,821          188      58602497
   4,822          188      58602513
   4,823          188      58602690
   4,824          188      58602691
   4,825          188      58602760
   4,826          188      58602796
   4,827          188      58602817
   4,828          188      58602844
   4,829          188      58602858
   4,830          188      58602909
   4,831          188      58602925
   4,832          188      58603099
   4,833          188      58603148
   4,834          188      58603247
   4,835          188      58603278
   4,836          188      58603336
   4,837          188      58603352
   4,838          188      58603360
   4,839          188      58603375
   4,840          188      58603400
   4,841          188      58603468
   4,842          188      58603598
   4,843          188      58603607
   4,844          188      58603608
   4,845          188      61600308
   4,846          188      61600338

LIFE BANK
FUNDING SCHEDULE
DATA CUT-OFF: 12/31/00
                                        ------------------------------
                                           # LOANS            UPB
                                        ------------------------------
BANKRUPTCY LOANS
     Performing                              24          2,071,513.23
     Greater than or equal to 90 days        14          1,268,474.98
                                        ==============================
TOTAL BANKRUPTCY LOANS                       38          3,339,988.21

FORECLOSURE                                 222         18,928,548.57

REGULAR LOANS
     Performing                            4575        429,443,545.22
     Greater than or equal to 90 days        11            901,512.30
                                        ==============================
TOTAL REGULAR LOANS                        4586        430,345,057.52


                                        ==============================
TOTAL ALL LOANS                            4846        452,613,594.30
                                        ==============================


                                        -----------------------------
ALL LOANS                                 # LOANS            UPB
                                        -----------------------------
Performing loan pool                       4599        431,515,058.45
                                        -----------------------------
Non Performing loan pool                    247         21,098,535.85
                                        -----------------------------
TOTAL ALL LOANS                            4846        452,613,594.30
                                        -----------------------------


                                               ---------------------
             Purchase Price                                    1.25%
                                               ---------------------
             Purchase Price (Dollar Price)            $ 5,393,938.23
                                               ---------------------
             Partial Accrued Servicing Fee                   $60,000
                                               =====================
             TOTAL PRICE                              $ 5,453,938.23
                                               ---------------------

             Partial Accrued Servicing Fee Payment to be paid to Seller in conjunction with Holdback payments, on the date Seller has delivered all the Holdback items.

SELLER                                        PURCHASER
By:                                           By:
             -----------------------                     ----------------------

Name:                                         Name:
             -----------------------                     ----------------------

Title:                                        Title:
             -----------------------                     ----------------------